REVOLVING CREDIT AGREEMENT

                                      among

                              CALI REALTY, L.P. AND
                           CERTAIN OF ITS SUBSIDIARIES

                                       and

                               FLEET NATIONAL BANK

                                       and

                         OTHER LENDERS WHICH MAY BECOME
                            PARTIES TO THIS AGREEMENT

                                       and

                              FLEET NATIONAL BANK,
                             AS ADMINISTRATIVE AGENT

                                      with

                              FLEET NATIONAL BANK,
                                AS LOAN ARRANGER

                            THE CHASE MANHATTAN BANK,
                              AS SYNDICATION AGENT

                             BANKERS TRUST COMPANY,
                             AS DOCUMENTATION AGENT

                                       and

                                 PNC BANK, N.A.,

                                  COMMERZBANK,

                         BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION, and

                         FIRST NATIONAL BANK OF CHICAGO
                                  AS CO-AGENTS

                           Dated as of August 6, 1997

                                TABLE OF CONTENTS

Section                                                                    Page
-------                                                                    ----

ss.1.        DEFINITIONS AND RULES OF INTERPRETATION...........................1

           ss.1.1.     Definitions.............................................1
           ss.1.2.     Rules of Interpretation................................25

ss.2.        THE REVOLVING CREDIT FACILITY....................................26

         ss.2.1.     Commitment to Lend.......................................26
         ss.2.2.     [Intentionally Omitted]..................................27
         ss.2.3.     The Revolving Credit Notes...............................27
         ss.2.4.     Interest on Revolving Credit Loans; Fees.................28
         ss.2.5.     Requests for Revolving Credit Loans......................30
         ss.2.6.     Conversion Options.......................................31
         ss.2.7.     Funds for Revolving Credit Loans.........................33
         ss.2.8.     Repayment of the Revolving Credit Loans at Maturity......34
         ss.2.9.     Optional Repayments of Revolving Credit Loans............34

ss.2A.  COMPETITIVE BID LOANS.  ..............................................35
         ss.2A.1.     The Competitive Bid Option.  .........................35

         ss.2A.2.     Competitive Bid Loan Accounts:
                      Competitive Bid Notes.  ..............................35
         ss.2A.3.     Competitive Bid Quote Request; Invitation for
                      Competitive Bid Quotes.  .............................36
         ss.2A.4.     Alternative Manner of Procedure.  ......................37
         ss.2A.5.     Submission and Contents of Competitive Bid Quotes.  ....38
         ss.2A.6.     Notice to Borrower Representative.  ....................39
         ss.2A.7.     Acceptance and Notice by Borrower Representative
                      and Agent.  ............................................39
         ss.2A.8.     Allocation by Agent.  ..................................40
         ss.2A.9.     Funding of Competitive Bid Loans.  .....................40
         ss.2A.10.    Funding Losses.  .......................................41
         ss.2A.11.    Repayment of Competitive Bid Loans; Interest.  .........41
         ss.2A.12.    Optional Repayment of Competitive Bid Loans.  ..........41

ss.3.        LETTERS OF CREDIT................................................42

         ss.3.1.      Letter of Credit Commitments............................42
         ss.3.2.      Reimbursement Obligation of the Borrowers...............43
         ss.3.3.      Letter of Credit Payments; Funding of a Loan............43
         ss.3.4.      Obligations Absolute....................................44
         ss.3.5.      Reliance by Issuer......................................45
         ss.3.6.      Letter of Credit Fee....................................45

ss.4.        CERTAIN GENERAL PROVISIONS.......................................46

         ss.4.1.      Funds for Payments......................................46
         ss.4.2.      Computations............................................46
         ss.4.3.      Inability to Determine LIBOR Rate.......................47
         ss.4.4.      Illegality..............................................47
         ss.4.5.      Additional Costs, Etc...................................47
         ss.4.6.      Capital Adequacy........................................49
         ss.4.7.      Certificate.............................................50
         ss.4.8.      Indemnity...............................................50
         ss.4.9.      Interest on Overdue Amounts.............................50
         ss.4.10.     Concerning Joint and Several Liability of the
                      Borrowers...............................................50
         ss.4.11      Reasonable Efforts to Mitigate..........................52
         ss.4.12      Replacement of Lenders..................................53

ss.5.        GUARANTIES 54

ss.6.        REPRESENTATIONS AND WARRANTIES...................................54

         ss.6.1.      Authority; Etc..........................................55
         ss.6.2.      Governmental Approvals..................................58
         ss.6.3.      Title to Properties; Leases.............................58
         ss.6.4.      Financial Statements....................................59
         ss.6.5.      Fiscal Year.............................................59
         ss.6.6.      Franchises, Patents, Copyrights, Etc....................59
         ss.6.7.      Litigation..............................................60
         ss.6.8.      No Materially Adverse Contracts, Etc....................60
         ss.6.9.      Compliance With Other Instruments, Laws, Etc............60
         ss.6.10.     Tax Status..............................................60
         ss.6.11.     No Event of Default.....................................61
         ss.6.12.     Investment Company Acts.................................61
         ss.6.13.     Absence of UCC Financing Statements, Etc................61
         ss.6.14.     Absence of Liens........................................62
         ss.6.15.     Certain Transactions....................................62
         ss.6.16.     Employee Benefit Plans..................................62
         ss.6.17.     Regulations U and X.....................................64
         ss.6.18.     Environmental Compliance................................64
         ss.6.19.     Subsidiaries............................................66
         ss.6.20.     Loan Documents..........................................66
         ss.6.21.     REIT Status.............................................66
         ss.6.22.     Subsequent Guarantors...................................66

ss.7.        AFFIRMATIVE COVENANTS OF THE BORROWERS AND THE
             GUARANTORS ......................................................66

         ss.7.1.      Punctual Payment........................................66
         ss.7.2.      Maintenance of Office...................................67
         ss.7.3.      Records and Accounts....................................67
         ss.7.4.      Financial Statements, Certificates and Information......67
         ss.7.5.      Notices.................................................70
         ss.7.6.      Existence of Borrowers and Subsidiary
                      Guarantors; Maintenance of Properties...................72
         ss.7.7.      Existence of CRC; Maintenance of REIT Status
                      of CRC; Maintenance of Properties.......................72
         ss.7.8.      Insurance...............................................73
         ss.7.9.      Taxes...................................................74
         ss.7.10.     Inspection of Properties and Books......................74
         ss.7.11.     Compliance with Laws, Contracts, Licenses, and Permit...75
         ss.7.12.     Use of Proceeds.........................................75
         ss.7.13.     Acquisition of Unencumbered Properties..................75
         ss.7.14.     Additional Guarantors; Solvency of Guarantors...........75
         ss.7.15.     Further Assurances......................................76
         ss.7.16.     [Intentionally Omitted].................................76
         ss.7.17.     Environmental Indemnification...........................76
         ss.7.18.     Response Actions........................................77
         ss.7.19.     Environmental Assessments...............................77
         ss.7.20.     Employee Benefit Plans..................................77
         ss.7.21.     No Amendments to Certain Documents......................78
         ss.7.22.     Primary Credit Facility.................................78
         ss.7.23.     Management..............................................78
         ss.7.24      Distributions in the Ordinary Course....................79

ss.8.        CERTAIN NEGATIVE COVENANTS OF THE BORROWERS
             AND THE GUARANTORS...............................................79

         ss.8.1.      Restrictions on Indebtedness............................79
         ss.8.2.      Restrictions on Liens, Etc..............................80
         ss.8.3.      Restrictions on Investments.............................82
         ss.8.4.      Merger, Consolidation and Disposition of Assets.........83
         ss.8.5.      Negative Pledge.........................................86
         ss.8.6.      Compliance with Environmental Laws......................86
         ss.8.7.      Distributions...........................................86
         ss.8.8.      Employee Benefit Plans..................................87
         ss.8.9.      Fiscal Year.............................................88

ss.9.        FINANCIAL COVENANTS OF THE BORROWERS.............................88

         ss.9.1.      Leverage Ratio..........................................88
         ss.9.2.      Secured Indebtedness....................................88
         ss.9.3.      Tangible Net Worth......................................88
         ss.9.4.      Debt Service Coverage...................................89
         ss.9.5       Non-Income Producing Land...............................89
         ss.9.6       Construction-in-Process.................................89
         ss.9.7       Mortgage Notes..........................................89
         ss.9.8       Unhedged Variable Rate Debt.............................89
         ss.9.9.      Unsecured Indebtedness..................................89
         ss.9.10.     Unencumbered Property Debt Service Coverage.............90
         ss.9.11.     Covenant Calculations...................................90

ss.10        CONDITIONS TO THE CLOSING DATE...................................91

         ss.10.1.     Loan Documents..........................................91
         ss.10.2.     Certified Copies of Organization Documents..............91
         ss.10.3.     By-laws; Resolutions....................................92
         ss.10.4.     Incumbency Certificate; Authorized Signers..............92
         ss.10.5.     Title Policies..........................................92
         ss.10.6.     Certificates of Insurance...............................92
         ss.10.7.     Hazardous Waste Assessments.............................93
         ss.10.8.     Opinion of Counsel Concerning Organization
                      and Loan Documents......................................93
         ss.10.9.     Tax and Securities Law Compliance.......................93
         ss.10.10.    Guaranties..............................................93

         ss.10.11.    Certifications from Government Officials;
                      UCC-11 Reports..........................................93
         ss.10.12.    Proceedings and Documents...............................94
         ss.10.13.    Fees....................................................94
         ss.10.14.    Closing Certificate; Compliance Certificate.............94
         ss.10.15.    Existing Indebtedness...................................94
         ss.10.16.    Subsequent Guarantors...................................94

ss.11.       CONDITIONS TO ALL BORROWINGS.....................................94

           ss.11.1      Representations True; No Event of Default;
                        Compliance Certificate................................95
           ss.11.2      No Legal Impediment...................................95
           ss.11.3      Governmental Regulation...............................95

ss.12.       EVENTS OF DEFAULT; ACCELERATION; ETC.............................95

           ss.12.1.     Events of Default and Acceleration....................95
           ss.12.2.     Termination of Commitments............................99
           ss.12.3.     Remedies.............................................100

ss.13.       SETOFF .........................................................100

ss.14.       THE AGENT ......................................................101

         ss.14.1.     Authorization..........................................101
         ss.14.2.     Employees and Agents...................................102
         ss.14.3.     No Liability...........................................102
         ss.14.4.     No Representations.....................................102
         ss.14.5.     Payments...............................................103
         ss.14.6.     Holders of Revolving Credit Notes......................104
         ss.14.7.     Indemnity..............................................104
         ss.14.8.     Agent as Lender........................................104
         ss.14.9.     Notification of Defaults and Events of Default.........104
         ss.14.10.    Duties in the Case of Enforcement......................104
         ss.14.11.    Successor Agent........................................105
         ss.14.12.    Notices................................................106

ss.15.       EXPENSES .......................................................106

ss.16.       INDEMNIFICATION.................................................107

ss.17.       SURVIVAL OF COVENANTS, ETC......................................107

ss.18.       ASSIGNMENT; PARTICIPATIONS; ETC.................................108

         ss.18.1.     Conditions to Assignments by Lenders...................108
         ss.18.2.     Certain Representations and Warranties;
                      Limitations; Covenants.................................109
         ss.18.3.     Register...............................................110
         ss.18.4.     New Revolving Credit Notes.............................110
         ss.18.5.     Participations.........................................110
         ss.18.6.     Pledge by Lender.......................................111
         ss.18.7.     No Assignment by Borrowers.............................111
         ss.18.8      Disclosure.............................................111
         ss.18.9.     Syndication............................................111

ss.19.       NOTICES, ETC....................................................111

ss.20.       GOVERNING LAW; CONSENT TO JURISDICTION
             AND SERVICE.....................................................112

ss.21.       HEADINGS .......................................................113

ss.22.       COUNTERPARTS....................................................113

ss.23.       ENTIRE AGREEMENT, ETC...........................................113

ss.24.       WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS..................113

ss.25.       CONSENTS, AMENDMENTS, WAIVERS, ETC..............................114

ss.26.       SEVERABILITY....................................................115

                                    EXHIBITS
                                    --------

         A            Form of Revolving Credit Note
         B            Form of Subsidiary Guaranty
         C            Form of Revolving Credit Loan Request
         D            Form of Compliance Certificate
         E            Form of Closing Certificate
         F            Form of Assignment and Assumption Agreement
         G            Competitive Bid Note
         H            Competitive Bid Quote Request
         I            Invitation for Competitive Bid Quotes
         J            Competitive Bid Quote
         K            Notice of Acceptance or Non-acceptance
         L            Form of Notice of Continuation/Conversion

                     Schedules to Revolving Credit Agreement
                     ---------------------------------------

SCHEDULE 1.1          Borrowing Subsidiaries

SCHEDULE EG           List of Eligible Ground Leases As Of The Closing Date
SCHEDULE 1.2          Lenders' Commitments
SCHEDULE 6.1(b)       Capitalization; Outstanding Securities, Etc.
SCHEDULE 6.3          Partially Owned Real Estate Holding Entities
SCHEDULE 6.7          Litigation
SCHEDULE 6.15         Certain Transactions
SCHEDULE 6.19         Subsidiaries
SCHEDULE 8.3(d)       Existing Investments
SCHEDULE 8.3(f)       Investments

                           REVOLVING CREDIT AGREEMENT

         This REVOLVING CREDIT AGREEMENT is made as of the 6th day of August, 1997, by and among CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), having its principal place of business at 11 Commerce Drive, Cranford, New Jersey 07016, THE SUBSIDIARIES OF CRLP LISTED ON SCHEDULE 1.1 HERETO (each a "Borrower Subsidiary", and together with CRLP, collectively referred to herein as the "Borrowers" and individually as a "Borrower"), each with a jurisdiction of organization and a principal place of business as set forth in Schedule 1.1, FLEET NATIONAL BANK ("Fleet"), a national banking association having its principal place of business at 111 Westminster Street, Providence, Rhode Island 02903, and the other lending institutions party hereto or which may become parties hereto pursuant to ss.18 (individually, a "Lender" and collectively, the "Lenders") and FLEET NATIONAL BANK, as agent for itself and each other Lender.

                                    RECITALS

         A. The Borrowers are primarily engaged in the business of owning, purchasing, developing, constructing, renovating and operating office, office/flex, industrial/warehouse and multifamily residential properties in the United States.

         B. Cali Realty Corporation, a Maryland corporation ("CRC"), is the sole general partner of CRLP, holds in excess of 89% of the partnership interests in CRLP, and is qualified to elect REIT status for income tax purposes and has agreed to guaranty the obligations of the Borrowers hereunder.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         ss.1.      DEFINITIONS AND RULES OF INTERPRETATION.

         ss.1.1. Definitions. The following terms shall have the meanings set forth in this ss.1 or elsewhere in the provisions of this Agreement referred to below:

         Absolute Competitive Bid Loan.  See ss.2A.3(a).

         Accountants. In each case, nationally-recognized, independent certified public accountants reasonably acceptable to the Agent. The Lenders hereby acknowledge that Price Waterhouse LLP and the other so-called "big six" accounting firms are acceptable accountants.

         Adjusted Unencumbered Property NOI. With respect to any fiscal period for any Unencumbered Property, the net income of such Unencumbered Property during such period, as determined in accordance with GAAP, before deduction of
(a) gains (or losses)
from debt restructurings or other extraordinary items relating to such Unencumbered Property (b) minority interests, not inconsistent with the wholly-owned Subsidiary requirements for Unencumbered Properties and (c) income taxes; plus (x) interest expense relating to such Unencumbered Property and (y) depreciation and amortization relating to such Unencumbered Property and (z) the noncash portion of executive stock award rights and stock purchase rights relating to the Unencumbered Property in question included in written executive employment agreements, written employee plans or other written non-monetary employment compensation provisions to the extent excluded from net income, as determined in accordance with GAAP; minus a recurring capital expense reserve equal to four percent (4%) of total revenue of such Unencumbered Property for such period.

         Affiliate. With reference to any Person, (i) any director or executive officer of that Person, (ii) any other Person controlling, controlled by or under direct or indirect common control of that Person, (iii) any other Person directly or indirectly holding 10% or more of any class of the capital stock or other equity interests (including options, warrants, convertible securities and similar rights) of that Person (other than a mutual fund which owns 10% or more of the common stock of CRC) and (iv) any other Person 10% or more of any class of whose capital stock or other equity interests (including options, warrants, convertible securities and similar rights) is held directly or indirectly by that Person.

         Agent. Fleet National Bank acting as agent for the Lenders, or any successor agent, as permitted by ss.14.

         Agent's Head Office. The Agent's head office located at 111 Westminster Street, Providence, Rhode Island 02903, or at such other location as the Agent may designate from time to time pursuant to ss.19 hereof, or the office of any successor Agent permitted under ss.14 hereof.

         Agreement. This Revolving Credit Agreement, including the Schedules and Exhibits hereto, as the same may be from time to time amended and in effect.

         Applicable L/C Percentage. As of any date of determination, a per annum percentage equal to the Applicable Margin for Revolving Credit LIBOR Rate Loans then in effect.

         Applicable Margin. The applicable margin (if any) over the then Prime Rate or LIBOR Rate, as applicable to the Revolving Credit Loan(s) in question, as set forth below, which is used in calculating the interest rate applicable to Revolving Credit Loans and which shall vary from time to time in accordance with CRLP's long-term unsecured, non-credit enhanced debt ratings, if any. The Applicable Margin to be used in calculating the interest rate applicable to Prime Rate Loans or Revolving Credit LIBOR Rate Loans shall vary from time to time in accordance with CRLP's then applicable (if any) (x) Moody's debt rating,
(y) S&P's debt rating and (z) any Third Debt Rating, as set forth below in this definition, and the Applicable Margin shall be adjusted effective on the next Business Day following any change in CRLP's Moody's debt rating or S&P's debt rating or Third Debt Rating, as the case may be. CRLP shall notify the Agent in writing promptly after becoming aware of any change in any of its debt ratings. In order to qualify for an Applicable Margin based upon a debt rating, CRLP shall obtain and maintain debt ratings from at least two (2) nationally recognized rating agencies reasonably acceptable to the Agent, one of which must be Moody's or S&P so long as such Persons are in the business of providing debt ratings for the REIT industry; provided that until such time as CRLP obtains two debt ratings or if CRLP fails to maintain at least two debt ratings, the Applicable Margin shall be based upon an S&P rating of less than BBB- in the table below. In addition, CRLP may, at its option, obtain and maintain three debt ratings (of which one must be from Moody's or S&P except as set forth in the previous sentence). If at any time of determination of the Applicable Margin, (a) CRLP has then current debt ratings from two (2) rating agencies, then the Applicable Margin shall be based on the lower of such ratings, or (b) CRLP has then current debt ratings from three (3) rating agencies, then the Applicable Margin shall be based on the lower of the two highest ratings. The applicable debt ratings and the Applicable Margins are set forth in the following table:

===================================================================================================================
                                                                           APPLICABLE             APPLICABLE
                                                                             MARGIN                 MARGIN
                                                                      FOR REVOLVING CREDIT   FOR PRIME RATE LOANS
     S&P RATING          MOODY'S RATING          THIRD RATING           LIBOR RATE LOANS
===================================================================================================================
                                             No rating or less than

 No rating or less     No rating or less     BBB-/Baa3 equivalent            1.25%                    0%
     than BBB-             than Baa3
-------------------------------------------------------------------------------------------------------------------
        BBB-                  Baa3           BBB-/Baa3 equivalent            1.10%                    0%
-------------------------------------------------------------------------------------------------------------------
        BBB                   Baa2            BBB/Baa2 equivalent            1.00%                    0%
-------------------------------------------------------------------------------------------------------------------
        BBB+                  Baa1           BBB+/Baa1 equivalent            0.90%                    0%
-------------------------------------------------------------------------------------------------------------------
    A- or higher          A3 or higher         A-/A3 equivalent              0.75%                    0%
                                                  or higher
===================================================================================================================

         Assignment and Assumption.  See ss.18.1.

         Borrower Representative. CRLP, acting on behalf of all of the Borrowers. The Agent and the Lenders shall be entitled to rely, and all of the Borrowers hereby agree that the Agent and the Lenders may so rely, on any notice given or received or action taken or not taken by CRLP as being authorized by each of the Borrowers.

         Borrower Subsidiary. A wholly-owned Subsidiary of CRLP which is a Borrower hereunder.

         Borrowers.  As defined in the preamble hereto.

         Budgeted Project Costs. With respect to Construction-In-Process, the budgeted project cost of such Construction-In-Process shown on schedules submitted to the Agent from time to time; provided that for Construction-In-Process owned by any Partially-Owned Entity, the Budgeted Project Cost of such Construction-In-Process shall be the applicable

Borrower's pro-rata share of the budgeted project cost of such Construction-In-Process (based on the greater of (x) such Borrower's percentage equity interest in such Partially-Owned Entity or (y) the Borrower's obligation to provide or liability for providing funds to such Partially-Owned Entity).

         Building. Individually and collectively, the buildings, structures and improvements now or hereafter located on the Real Estate.

         Business Day. Any day on which banking institutions in Boston, Massachusetts and New York, New York are open for the transaction of banking business and, in the case of LIBOR Rate Loans, also a day which is a LIBOR Business Day.

         Capitalized Leases. Leases under which any Borrower or any of its Subsidiaries or any Partially-Owned Entity is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

         Capitalized Unencumbered Property NOI. As of any date of determination with respect to an Unencumbered Property, an amount equal to the Revised Adjusted Unencumbered Property NOI for such Unencumbered Property for the most recent two (2) complete fiscal quarters multiplied by two (2), with the product being divided by ten percent (10%).

         CERCLA.  See ss.6.18.

         Closing Date. ___________, 1997, which is the date on which all of the conditions set forth in ss.10 have been satisfied.

         Code. The Internal Revenue Code of 1986, as amended and in effect from time to time.

         Commitment. With respect to each Lender, the amount set forth from time to time on Schedule 1.2 hereto as the amount of such Lender's Commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrowers.

         Commitment Fee.  See ss.2.4(e).

         Commitment Percentage. With respect to each Lender, the percentage set forth on Schedule 1.2 hereto as such Lender's percentage of the Total Commitment and any changes thereto from time to time.

         Competitive Bid Loan Accounts.  See ss.2A.2(a).

         Competitive Bid Loans Election. The election by the Borrowers Representative in writing delivered to the Agent at any one time, on or after the date CRLP has received an Investment Grade Credit Rating from two nationally recognized rating agencies reasonably acceptable to the Agent (one of which must be Moody's or S&P so long as such Persons are in the business of providing debt ratings to the REIT industry), to access the Competitive Bid Loans pursuant to ss. 2A of this Agreement.

         Competitive Bid Loans. A borrowing hereunder consisting of one or more loans made by any of the participating Lenders whose offer to make a Competitive Bid Loan as part of such borrowing has been accepted by the Borrower Representative under the auction bidding procedure described in ss.2A hereof.

         Competitive Bid Margin.  See ss.2A.5(b)(iv).

         Competitive Bid Notes.  See ss.2A.2(b).

         Competitive Bid Quote. An offer by a Lender to make a Competitive Bid Loan in accordance with ss.2A.5 hereof.

         Competitive Bid Quote Request.  See ss.2A.3.

         Competitive Bid Rate.  See ss.2A.5(b)(v).

         Completed Revolving Credit Loan Request. A loan request accompanied by all information required to be supplied under the applicable provisions of ss.2.5.

         Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of CRC and its subsidiaries (including the Borrowers and the Subsidiary Guarantors) or CRLP and its subsidiaries, as the case may be, consolidated in accordance with GAAP.

         Consolidated Adjusted Net Income. For any period, an amount equal to the consolidated net income of CRC, the Borrowers and their respective Subsidiaries for such period, as determined in accordance with GAAP, before (a) gains (or losses) from the sale of real property or interests therein, debt restructurings and other extraordinary items, (b) minority interest of said Persons in other Persons and (c) income taxes; plus (x) interest expense, (y) depreciation and amortization and (z) the noncash portion of executive stock award rights and stock purchase rights included in written executive employment agreements, written employee plans or other written non-monetary employment compensation provisions minus a recurring capital expense reserve in an amount equal to four percent (4%) of consolidated total revenue of CRC, the Borrowers and their respective Subsidiaries; all after adjustments for unconsolidated partnerships, joint ventures and other entities.

         Consolidated Capitalized NOI. As of any date of determination, an amount equal to Revised Consolidated Adjusted Net Income for the most recent two
(2) completed fiscal quarters multiplied by two (2), with the product being divided by ten percent (10%).

         Consolidated Secured Indebtedness. As of any date of determination, the aggregate principal amount of all Indebtedness of CRC, the Borrowers and their respective Subsidiaries outstanding at such date secured by a Lien on the Real Estate of such Person, without regard to Recourse.

         Consolidated Tangible Net Worth. As of any date of determination, the Consolidated Capitalized NOI minus Consolidated Total Liabilities.

         Consolidated Total Debt Service. For any fiscal period, without double-counting, (a) Consolidated Total Interest Expense for such period plus
(b) the aggregate amount of scheduled principal payments of Indebtedness (excluding (x) optional prepayments and (y) balloon payments at maturity) required to be made during such period by CRC, the Borrowers and any of their respective Subsidiaries plus (c) the aggregate amount of capitalized interest required in accordance with GAAP to be paid or accrued by CRC, the Borrowers and their respective Subsidiaries during such quarter.

         Consolidated Total Interest Expense. For any fiscal period, the aggregate amount of interest required in accordance with GAAP to be paid or accrued, without double-counting, by CRC, the Borrowers and their respective Subsidiaries during such period on all Indebtedness of CRC, the Borrowers and their respective Subsidiaries outstanding during all or any portion of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest expenses in respect of any "synthetic lease" referred to in the definition of "Indebtedness."

         Consolidated Total Liabilities. As of any date of determination, without double-counting, all liabilities of CRC, the Borrowers and their respective Subsidiaries determined on a consolidated basis in accordance with GAAP and classified as such on the consolidated balance sheet of CRC, the Borrowers and their respective Subsidiaries, and all Indebtedness of CRC, the Borrowers and their respective Subsidiaries, whether or not so classified.

         Consolidated Total Unsecured Debt Service. For any fiscal period, Consolidated Total Debt Service with respect to Consolidated Unsecured Indebtedness only for such period.

         Consolidated Unsecured Indebtedness. As of any date of determination, the aggregate principal amount of all Unsecured Indebtedness of CRC, the Borrowers and their respective Subsidiaries outstanding at such date, including without limitation the aggregate principal amount of all the Obligations under this Agreement as of such date, determined on a consolidated basis in accordance with GAAP, without regard to Recourse.

         Construction-In-Process. Any Real Estate for which any Borrower, any Guarantor, any of the Borrower's Subsidiaries or any Partially-Owned Entity is actively pursuing construction, renovation, or expansion of Buildings and, except for purposes of the covenant set forth in ss.9.6 hereof, for which construction is proceeding to completion without undue delay from Permit denial, construction delays or otherwise, all pursuant to such Person's ordinary course of business. Notwithstanding the foregoing, tenant improvements to previously constructed and/or leased Real Estate shall not be considered Construction-In-Process.

         Conversion Request. A notice given by the Borrower Representative to the Agent of its election to convert or continue a Revolving Credit Loan in accordance with ss.2.6.

         CRC Guaranty. The Guaranty dated as of the date hereof made by CRC in favor of the Agent and the Lenders pursuant to which CRC guarantees to the Agent and the Lenders the unconditional payment and performance of the Obligations.

         Credit Parties. Collectively, the Borrowers, the Operating Subsidiaries, CRC, the Subsidiary Guarantors and any other wholly-owned Subsidiary for which a Borrower or CRC has legal liability for such wholly-owned Subsidiary's obligations and liabilities, directly or indirectly.

         Daily Unused Commitment. The daily difference between (a) $400,000,000 and (b) the sum of the principal amount of Revolving Credit Loans outstanding plus the Maximum Drawing Amount for each such day hereunder.

         Default. As of the relevant time of determination, an event or occurrence which solely with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

         Disqualifying Environmental Event. Any Release or threatened Release of Hazardous Substances, any violation of Environmental Laws or any other similar environmental event with respect to any Real Estate (x) that causes either the occupancy or rent of such Real Estate to be adversely affected by greater than ten percent (10%), as compared to what otherwise would have been the occupancy or rent of such Real Estate in the absence of such environmental event or (y) for which the remaining costs of remediation in order to bring such Real Estate into compliance with Environmental Laws exceeds the greater of $1,000,000 or 1.5% of the Capitalized Unencumbered Property NOI of the Real Estate that is the particular Unencumbered Property in issue ("Remediation"); provided that (1) any Real Estate that qualifies under (x) and (y) which requires Remediation shall only be eligible to be an Unencumbered Property if such Remediation is ongoing in accordance with prudent environmental practice and (2) the number of Unencumbered Properties subject to Remediation shall not exceed the greater of
(i) five Buildings (and related land) or (ii) the number of Buildings (and related land) that are two and one-half percent (2-1/2%) of the total number of Buildings constituting all of the Buildings in Unencumbered Properties at any time.

         Distribution.

                  (i) with respect to any Borrower, any distribution of cash or other cash equivalent, directly or indirectly, to the partners or other equity interest holders of such Borrower in respect of such partnership or other equity interest or interests so characterizable; or any other distribution on or in respect of any partnership interests of any Borrower;

                  (ii) with respect to CRC, the declaration or payment of any dividend on or in respect of any shares of any class of capital stock of CRC, other than dividends payable solely in shares of common stock by CRC; the purchase, redemption, or other retirement of any shares of any class of capital stock of CRC, directly or indirectly through a Subsidiary of CRC or otherwise; the return of capital by CRC to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of CRC; and

                  (iii) any transfer in the ordinary course of business of cash and cash equivalent among the Borrowers, Guarantors and their respective Subsidiaries.

         Dollars or $. Dollars in lawful currency of the United States of America.

         Drawdown Date. The date on which any Revolving Credit Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with ss.2.6.

         Duff & Phelps.  Duff & Phelps, and its successors.

         Eligible Assignee. Any of (a) a commercial bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000, calculated in accordance with GAAP; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting at all times with respect to this Agreement through a branch or agency located in the United States of America and (d) a financial institution reasonably acceptable to the Agent which is regularly engaged in making, purchasing or investing in loans and having total assets in excess of $300,000,000.

         Eligible Ground Lease. A ground lease that (a) has a minimum remaining term of thirty (30) years, including tenant controlled options, as of any date of determination, (b) has customary notice rights, default cure rights, bankruptcy new lease rights and other customary provisions for the benefit of a leasehold mortgagee, and (c) is otherwise acceptable for non-Recourse leasehold mortgage financing under customary prudent lending requirements. The Eligible Ground Leases as of the date of this Agreement are listed on Schedule EG.

         Employee Benefit Plan. Any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

         Environmental Laws.  See ss.6.18(a).

         ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

         ERISA Affiliate. Any Person which is treated as a single employer with any Borrower under ss.414 of the Code.

         ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

         Eurocurrency Reserve Rate. For any day with respect to a LIBOR Rate Loan, the weighted average of the rates (expressed as a decimal) at which all of the Lenders subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

         Event of Default.  See ss.12.1.

         Financial Statement Date. With respect to any Borrower or CRC, December 31, 1996.

         Fitch.  Fitch Investors Service, Inc., and its successors.

         Fronting Bank. Fleet, or with the consent of the Agent and the Borrower Representative, another Lender.

         Funds from Operations. With respect to any fiscal period of CRC, an amount, without double-counting, equal to the consolidated net income (or loss) of CRC and its Subsidiaries, as determined in accordance with GAAP, before deduction of minority interest and real estate related depreciation and amortization, and excluding gains (or losses) from the sale of real property or interests therein, debt restructurings or other extraordinary items, and after adjustments for unconsolidated partnerships, joint ventures or other entities (such adjustments to be calculated to reflect Funds from Operations on the same basis, to the extent that such Funds from Operations attributable to unconsolidated partnerships, joint ventures and other entities are not subject to the claims of any other Person).

         GAAP. Generally accepted accounting principles in effect from time to time in the United States, consistently applied, provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in position to deliver an unqualified opinion as to financial statements in which such principles have been properly applied .

         Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by any Borrower or any Guarantor, as the case may be, or any ERISA Affiliate of any of them the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         Guaranties. Collectively, the CRC Guaranty and any other guaranty of the Obligations made by an Affiliate of a Borrower in favor of the Agent and the Lenders, excluding the Limited Guaranties.

         Guarantors. Collectively, CRC and any other Affiliate of a Borrower executing a Guaranty, excluding, the Limited Guarantors; provided, however, when the context so requires, Guarantor shall refer to CRC or such Affiliate, as appropriate. Any Guarantor that is the owner or ground lessee of an Unencumbered Property shall be a wholly-owned Subsidiary. Provided further, however, from and after the release of the Guaranty of any Subsidiary Guarantor pursuant to ss.5 below, such Subsidiary Guarantor shall no longer be considered a "Guarantor" for purposes of this Agreement.

         Harborside Assumed Debt. (i) The Indebtedness to be owed by one or more of CRLP and certain of its Subsidiaries to Northwestern Mutual Insurance Company and Principal Mutual Life Insurance Company in the original principal amount of $110,000,000, and (ii) the Indebtedness to be owed by one or more of CRC, CRLP and certain of its Subsidiaries to US West Pension Trust, Investment Management Company in the original principal amount of $42,087,513.

         Harborside Debt. The Indebtedness incurred by CRLP pursuant to the Revolving Credit Facility Agreement dated as of November 1, 1996, among CRLP, the several lenders from time to time parties thereto, and PSC, as administrative agent for such lenders, as the same may be amended, supplemented or otherwise modified from time to time.

         Harborside Pledge Agreements. Collectively, (i) the pledge agreement between CRC and PSC, as the administrative agent, and (ii) the pledge agreement between CRLP and PSC, as the administrative agent, in each case (a) securing the Harborside Debt in connection with the Harborside Transaction, and (b) as the same may be amended, supplemented or otherwise modified from time to time.

         Harborside Pledged Interests. Collectively, (i) the 99% limited partnership interest owned by CRLP in each of Cali Harborside (Fee) Associates L.P., a New Jersey limited partnership, Cal-Harbor II & II Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor IV Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor V Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor VI Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor So. Pier Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor No. Pier Urban Renewal Associates L.P., a New Jersey limited partnership, and Cal-Harbor VII Urban Renewal Associates L.P., a New Jersey limited partnership; and (ii) 100% of the issued and outstanding capital stock owned by CRC of each of Cali Sub X, Inc., a Delaware corporation, and Cali Sub XI, Inc., a Delaware corporation, in each case pledged to PSC, as the administrative agent, pursuant to the Harborside Pledge Agreements.

         Harborside Transaction. (i) The acquisition by CRLP and certain of its Subsidiaries of the real property, buildings and other improvements thereon commonly known as the Harborside Financial Center, Jersey City, New Jersey, (ii) the incurrence of the Harborside Debt, and (iii) the incurrence of the Harborside Assumed Debt.

         Hazardous Substances.  See ss.6.18(b).

         Indebtedness. All obligations, contingent and otherwise, that in accordance with GAAP should be classified upon the obligor's balance sheet as liabilities, including, without limitation, (a) all obligations for borrowed money and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, negative pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all obligations under any Capitalized Lease (determined in accordance with ss.9.11) or any lease (a "synthetic lease") which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes; and (d) all guarantees for borrowed money, endorsements and other contingent obligations, whether direct or indirect, (without double counting and in accordance with ss.9.11) in respect of indebtedness or obligations of others, including any obligation to supply funds (including partnership obligations and capital requirements) to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

         Interest Payment Date. (i) As to any Prime Rate Loan, the last day of the calendar month which includes the Drawdown Date thereof; and (ii) as to any Revolving Credit LIBOR Rate Loan in respect of which the Interest Period is (A) 3 months or less, the last day of such Interest Period and (B) more than 3 months, the date that is 3 months from the first day of such Interest Period, each date that is 3 month thereafter, and, in addition, the last day of such Interest Period.

         Interest Period. With respect to each Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the following periods (as selected by the Borrowers in a Completed Revolving Credit Loan Request or as otherwise in accordance with the terms of this Agreement): (i) for any Prime Rate Loan, the last day of the calendar month,
(ii) for any Revolving Credit LIBOR Rate Loan, 1, 2, 3, 6 or 12 months (provided that (x) the Interest Period for Revolving Credit LIBOR Rate Loans may be shorter than 1 month in order to consolidate 2 or more Revolving Credit LIBOR Rate Loans and (y) the Interest Period for all Revolving Credit LIBOR Rate Loans shall be 1 month until the earlier of 90 days after the Closing Date or the date on which Fleet completes the syndication of the Total Commitment, as evidenced by written notice from Fleet to the Borrower Representative as to such completion), (iii) for any Absolute Competitive Bid Loan, from [7] to [180] days, and (iv) for any LIBOR Competitive Bid Loan, [1], [2], [3] or [6] months; and (b) thereafter, each period commencing at the end of the last day of the immediately preceding Interest Period applicable to such Loan and ending on the last day of the applicable period set forth in (a) above as selected by the Borrowers in a Conversion Request or as otherwise in accordance with this Agreement; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (A) if any Interest Period with respect to a Prime Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

                  (B) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                  (C) if the Borrowers shall fail to give a Conversion Request as provided in ss.2.6, the Borrowers shall be deemed to have requested a continuation of the affected Revolving Credit LIBOR Rate Loan as a Revolving Credit LIBOR Rate Loan with an Interest Period of 1 month on the last day of the then current Interest Period with respect thereto, other than during the continuance of a Default or an Event of Default;

                  (D) any Interest Period relating to any LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to subparagraph (E) below, end on the last Business Day of a calendar month; and

                  (E) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

         Investment Grade Credit Rating. A long-term unsecured, non-credit enhanced debt rating (a) from Moody's of Baa3 or higher, (b) from S&P of BBB- or higher, or (c) from a Third Rating Agency of the Baa3/BBB- equivalent or higher.

         Investments. All expenditures made and all liabilities incurred (contingently or otherwise, but without double-counting): (i) for the acquisition of stock, partnership or other equity interests or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, any Person; and (ii) for the acquisition of any other obligations of any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (a) may be deducted when paid; and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         Leases. Leases, licenses and agreements, whether written or oral, relating to the use or occupation of space in or on the Buildings or on the Real Estate by persons other than the Borrower, its Subsidiaries or any Partially-Owned Entity provided that "Leases" shall include any such lease, license or other such agreement with a Partially-Owned Entity if such lease, license or other agreement is at a market level rent and related tenant charges, which are required to be paid monthly or, in the case of non-rent tenant charges, when usually and customarily required to be paid by other tenants of the same Real Estate (and at least annually).

         Lenders. Collectively, the Agent, any other lenders which may provide additional commitments and become parties to this Agreement, and any other Person who becomes an assignee of any rights of a Lender pursuant to ss.18 or a Person who acquires all or substantially all of the stock or assets of a Lender.

         Letter of Credit.  See ss.3.1.1.

         Letter of Credit Application.  See ss.3.1.1.

         Letter of Credit Fee.  See ss.3.6.

         Letter of Credit Participation.  See ss.3.1.4.

         LIBOR Breakage Costs. With respect to any LIBOR Rate Loan to be prepaid or not drawn after elected, a prepayment "breakage" fee in an amount determined by the Agent in the following manner:

                                    (i) First, the Agent shall determine the
                           amount by which (a) the total amount of interest which would have otherwise accrued hereunder on each installment of principal prepaid or not so drawn, during the period beginning on the date of such prepayment or failure to draw and ending on the last day of the applicable LIBOR Rate Loan Interest Period (the "Reemployment Period"), exceeds (b) the total amount of interest which would accrue, during the Reemployment Period, on any readily marketable bond or other obligation of the United States of America designated by the Agent in its sole discretion at or about the time of such payment, such bond or other obligation of the United States of America to be in an amount equal (as nearly as may be) to the amount of principal so paid or not drawn after elected and to have maturity at the end of the Reemployment Period, and the interest to accrue thereon to take account of amortization of any discount from par or accretion of premium above par at which the same is selling at the time of designation. Each such amount is hereinafter referred to as an "Installment Amount".

                                    (ii) Second, each Installment Amount shall
                           be treated as payable on the last day of the LIBOR Rate Loan Interest Period which would have been applicable had such principal installment not been prepaid or not borrowed.

                                    (iii) Third, the amount to be paid on each
                           such breakage date shall be the present value of the Installment Amount determined by discounting the amount thereof from the date on which such Installment Amount is to be treated as payable, at the same yield to maturity as that payable upon the bond or other obligation of the United States of America designated as aforesaid by the Agent.

                                    If by reason of an Event of Default the
                           Agent elects to declare a LIBOR Rate Loan to be immediately due and payable, then any breakage fee with respect to such LIBOR Rate Loan shall become due and payable in the same manner as though the Borrowers had exercised such right of prepayment.

         LIBOR Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London.

         LIBOR Competitive Bid Loan(s).  See ss.2A.3(a).

         LIBOR Rate. For any Interest Period with respect to a LIBOR Rate Loan, the rate of interest per annum (rounded upward, if necessary, to the nearest 1/16 of one percent) as determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such Interest Period which appears on the Telerate page 3750 (or such other page as may replace that page on the Telerate service) as of 11:00 a.m. London time on the date that is two (2) LIBOR Business Days prior to the beginning of such Interest Period; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upwards as described above, if necessary) for deposits in Dollars for a period of time substantially equal to the Interest Period which appears on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. London time on the date that is two (2) LIBOR Business Days prior to the beginning of such Interest Period.

         If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to the Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time on the date that is two (2) LIBOR Business Days prior to the beginning of such Interest Period. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to the Interest Period by major banks in New York City at approximately 11:00 a.m. New York City time on the date that is two (2) LIBOR Business Days prior to the beginning of such Interest Period. In the event that the Agent is unable to obtain any quotation as provided above, it will be deemed that the LIBOR Rate cannot be determined.

         In the event that the Board of Governors of the Federal Reserve System shall impose a reserve requirement with respect to LIBOR deposits of the Lenders, then for any period during which such reserve requirement shall apply, the LIBOR Rate shall be equal to the amount determined above divided by an amount equal to one (1.00) minus the Eurocurrency Reserve Rate.

         LIBOR Rate Loan(s). Loans bearing interest calculated by reference to the LIBOR Rate.

         Lien.  See ss.8.2.

         Limited Guaranties.  See ss.5.2.

         Limited Guarantors.  See ss.5.2.

         Loan Documents. Collectively, this Agreement, the Letter of Credit Applications, the Letters of Credit, the Notes, the Guaranties, and any and all other agreements, instruments or documents now or hereafter identified thereon as a "Loan Document" under this Agreement, and all schedules, exhibits and annexes hereto or thereto, as the same may from time to time be amended and in effect.

         Loans.  The Revolving Credit Loans and the Competitive Bid Loans.

         Majority Lenders. As of any date, the Lenders whose aggregate Commitments constitute at least fifty-one percent (51%) of the Total Commitment, but in no event fewer than two Lenders if there are three or more Lenders; provided that if the Total Commitment has been terminated by the Lenders and no Revolving Credit Loans or Letters of Credit are outstanding, the Majority Lenders shall be the Lenders holding fifty-one percent (51%) of the outstanding principal amount of Competitive Bid Loans on such date.

         Material Adverse Effect. Any event or occurrence of whatever nature which: (a) has a material adverse effect on the business, properties, operations or financial condition of (i) any Borrower or (ii) any Guarantor or (iii) the Borrowers, the Guarantors and their respective Subsidiaries, taken as a whole,
(b) has a material adverse effect on the ability of any Borrower or any Guarantor to perform its payment and other material obligations under any of the Loan Documents, or (c) causes a material impairment of the validity or enforceability of any of the Loan Documents or any material impairment of the rights, remedies and benefits available to the Agent and the Lenders under any of the Loan Documents.

         Maturity Date. August 7, 2000, or such earlier date on which the Loans shall become due and payable pursuant to the terms thereof. The Borrowers may, by notice to the Agent given at least one hundred and twenty (120) days prior to the Maturity Date, request a one-year extension of the Maturity Date, the approval of which shall require Unanimous Lender Approval. Any such extension, if given by Unanimous Lender Approval, shall require that the Borrowers pay an aggregate extension fee equal to 0.15% of the Total Commitment (without regard to the proviso clause in the definition thereof).

         Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such maximum aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

         Moody's.  Moody's Investors Service, Inc., and its successors.

         Multiemployer Plan. Any multiemployer plan within the meaning of ss.3(37) of ERISA maintained or contributed to by any Borrower or any Guarantor as the case may be or any ERISA Affiliate.

         Non-Material Breach. A (i) breach of a representation or warranty or covenant contained in ss.6 or ss.7 (other than ss.7.1), (ii) a breach of any other representation or warranty or covenant as to which such term "Non-Material Breach" is specifically applied, or (iii) a Permitted Event; but only to the extent any such breach under (i) or (ii) or an event under (iii) (other than ss.7.1), neither (A) singularly or in conjunction with any other existing breaches or (iii) events, materially adversely affect the business, properties or financial condition of (x) CRC; (y) CRLP; or (z) the Borrowers, Guarantors and their Subsidiaries, taken as whole nor (B) singularly or in conjunction with any other existing breaches or (iii) events, materially adversely affect the ability of (x) CRC; (y) CRLP; or the (z) Borrowers, Guarantors and their Subsidiaries, taken as a whole, to fulfill the obligations to the Lenders under the Loans (including, without limitation, the repayment of all amounts outstanding under the Loans, together with interest and charges thereon, when first due) nor (C) has been identified in this Agreement specifically as a matter that does not constitute a Non-Material Breach. During the continuance of any Permitted Event, the Real Estate (including Unencumbered Property) and other assets of any affected Borrower or Guarantor shall be excluded from asset (but not liability) and income (but not loss) calculation under ss.9 which exclusions shall be evidenced in all compliance certificates provided as required by this Agreement.

         A Non-Material Breach shall be identified when first known to any Borrower, Guarantor or Subsidiary on the next delivered compliance certificate required to be delivered to the Lenders pursuant to the terms of this Agreement.

         Notes.  The Revolving Credit Notes and the Competitive Bid Notes.

         Obligations. All indebtedness, obligations and liabilities of the Borrowers and their Subsidiaries to any of the Lenders and the Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans or the Notes or Reimbursement Obligations incurred or the Letter of Credit Applications or the Letters of Credit or other instruments at any time evidencing any thereof, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

         Operating Subsidiaries. Those Subsidiaries of a Borrower that, at any time of reference, provide management, construction, design or other services (excluding any such Subsidiary which may provide any such services which are only incidental to that Subsidiary's ownership of one or more Real Estate) but including, in any case, [list specified Operating Subsidiaries - Borrower to provide], and any successors or assigns of their respective businesses and/or assets which are Subsidiaries of the Borrowers or the Guarantors.

         Partially-Owned Entity(ies). Any of the partnerships, joint ventures and other entities owning real estate assets in which CRLP and/or CRC collectively, directly or indirectly through its full or partial ownership of another entity, own less than 100% of the equity interests, whether or not such entity is required in accordance with GAAP to be consolidated with CRLP for financial reporting purposes.

         PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

         Permits. All governmental permits, licenses, and approvals necessary for the lawful operation and maintenance of the Real Estate.

         Permitted Event. The exclusion of a Borrower (other than CRLP) or a Guarantor (other than CRC) or any other Subsidiary or Operating Subsidiary as a Credit Party by the Borrower Representative solely for the purposes of the proceedings of a bankruptcy filed by or against such Person and involving for all creditors of such bankruptcy a total Indebtedness which is in an amount permitted within ss.12.1(f)(i) cumulatively with any other then pending Permitted Event or other matter affecting ss.12.1(f)(i). For purposes of a Permitted Event, the term "bankruptcy" shall include all actions or proceedings described in ss.12.1(g) or ss.12.1(h). The Borrower Representative may exercise the provisions of ss.12.1 (last paragraph) for Permitted Event(s) provided such exercise shall not allow for a breach of the limitation on Permitted Events relating to ss.12.1(f)(i) or otherwise cause a Default or Event of Default.

         Permitted Liens. Liens, security interests and other encumbrances permitted by ss.8.2.

         Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government (or any governmental agency or political subdivision thereof).

         Prime Rate. The higher of (a) the annual rate of interest announced from time to time by Fleet at its head office in Boston, Massachusetts as its "prime rate" or (b) one half of one percent (1/2%) above the overnight federal funds effective rate as published by the Board of Governors of the Federal Reserve System, as in effect from time to time. Any change in the Prime Rate during an Interest Period shall result in a corresponding change on the same day in the rate of interest accruing from and after such day on the unpaid balance of principal of the Prime Rate Loans, if any, applicable to such Interest Period, effective on the day of such change in the Prime Rate.

         Prime Rate Loans. Those Revolving Credit Loans bearing interest calculated by reference to the Prime Rate.

         PSC. Prudential Securities Credit Corporation, and its successors and assigns.

         RCRA.  See ss.6.18.

         Real Estate. The fixed and tangible properties consisting of land, buildings and/or other improvements owned or ground-leased as a lessee by any Borrower, by any Guarantor or by any other entity in which a Borrower is the holder of an equity interest at the relevant time of reference thereto, including, without limitation, (i) the Unencumbered Properties at such time of reference, and (ii) the real estate assets owned or ground-leased as a lessee by each of the Partially-Owned Entities at such time of reference.

         Record. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan.

         Recourse. With reference to any obligation or liability, any liability or obligation that is not Without Recourse to the obligor thereunder, directly or indirectly. For purposes hereof, a Person shall not be deemed to be "indirectly" liable for the liabilities or obligations of an obligor solely by reason of the fact that such Person has an ownership interest in such obligor, provided that such Person is not otherwise legally liable, directly or indirectly, for such obligor's liabilities or obligations (e.g., by reason of a guaranty or contribution obligation, by operation of law or by reason of such Person's being a general partner of such obligor).

         Reimbursement Obligation. The Borrowers' obligation to reimburse the Lenders and the Agent and the Fronting Bank on account of any drawing under any Letter of Credit as provided in ss.3.2. Notwithstanding the foregoing, unless the Borrowers shall notify the Agent of their intent to repay the Reimbursement Obligation on the date of the related drawing under any Letter of Credit as provided in ss.3.2, such Reimbursement Obligation shall simultaneously with such drawing be converted to and become a Prime Rate Loan as set forth in ss.3.3.

         REIT. A "real estate investment trust", as such term is defined in
Section 856 of the Code.

         Release.  See ss.6.18(c)(iii).

         Required Lenders. As of any date, the Lenders whose aggregate Commitments constitute at least sixty-six and two-thirds percent (66 2/3%) of the Total Commitment; provided that if the Total Commitment has been terminated by the Lenders and no Revolving Credit Loans or Letters of Credit are outstanding, the Required Lenders shall be the Lenders holding sixty-six and two-thirds percent (66 2/3%) of the outstanding principal amount of the Competitive Bid Loans on such date.

         Revised Adjusted Unencumbered Property NOI. With respect to any fiscal period for any Unencumbered Property, Adjusted Unencumbered Property NOI for such Unencumbered Property for such period; minus (a) interest income relating to such Unencumbered Property and (b) a management fee reserve in an amount equal to three percent (3%) of total revenue (after deduction of interest income of such Unencumbered Property for such period); plus (i) actual general and administrative expenses to the extent included in Adjusted Unencumbered Property NOI relating to such Unencumbered Property for such period and (ii) actual management fees relating to such Unencumbered Property for such period.

         Revised Consolidated Adjusted Net Income. For any period, Consolidated Adjusted Net Income for such period; minus (a) interest income and (b) a management fee reserve in an amount equal to three percent (3%) of consolidated total revenue (after deduction of interest income of CRC, the Borrowers and their respective Subsidiaries for such period), plus (i) actual general and administrative expenses for such period to the extent included in Consolidated Adjusted Net Income and (ii) actual management fees relating to Real Estate for such period.

         Revolving Credit LIBOR Rate Loan. A Revolving Credit Loan which is a LIBOR Rate Loan.

         Revolving Credit Loan(s). Each and every revolving credit loan made or to be made by the Lenders to the Borrowers pursuant to ss.2.

         Revolving Credit Notes. Collectively, the separate promissory notes of the Borrowers in favor of each Lender in substantially the form of Exhibit A hereto, in the aggregate principal amount of $400,000,000, dated as of the date hereof or as of such later date as any Person becomes a Lender under this Agreement, and completed with appropriate insertions, as each of such notes may be amended and/or restated from time to time.

         Revolving Credit Note Record. A Record with respect to the Revolving Credit Notes.

         S&P. Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and its successors.

         SARA.  See ss.6.18.

         SEC Filings. Collectively, (a) the CRC's Annual Report on Form 10-K for the year ended December 31, 1996, filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), (b) CRC's Current Report on Form 8-K, dated January 31, 1997, filed with the SEC pursuant to the Exchange Act, including all amendments thereto and (c) CRC's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1997 filed with the SEC pursuant to the Exchange Act.

         subsidiary. Any entity required to be consolidated with its direct or indirect parent in accordance with GAAP.

         Subsidiary. Any corporation, association, partnership, trust, or other business entity of which the designated parent shall at any time own directly, or indirectly through a Subsidiary or Subsidiaries, at least a majority (by number of votes or controlling interests) of the outstanding voting interests or at least a majority of the economic interests (including, in any case, the Operating Subsidiaries and any entity required to be consolidated with its designated parent in accordance with GAAP).

         Subsidiary Guarantor. Any Guarantor other than CRC or the Limited Guarantors.

         Subsidiary Guaranty. The form of Guaranty to be entered into by any Subsidiary Guarantor substantially in the form of Exhibit B hereto.

         Third Debt Rating. CRLP's long term unsecured debt rating from a Third Rating Agency.

         Third Rating Agency. Duff & Phelps, Fitch's or another nationally-recognized rating agency (other than S&P or Moody's) reasonably satisfactory to the Agent.

         Title Policies. For each Unencumbered Property, an ALTA standard form title policy (or, if such form is not available, an equivalent form of title insurance policy) of a reasonably current date or endorsed down to a reasonably current date issued by a nationally-recognized title insurance company, insuring that a Borrower or a Subsidiary Guarantor holds good and clear marketable fee simple or leasehold title to such Unencumbered Property, subject only to Permitted Liens.

         Total Commitment. As of any date, the sum of the then-current Commitments of the Lenders, provided that the Total Commitment shall not at any time exceed the lesser of: (i) $400,000,000 or (ii) the amount that is the maximum amount that permits compliance with the terms of ss.9.

         Type. As to any Revolving Credit Loan, its nature as a Prime Rate Loan or a LIBOR Rate Loan.

         Unanimous Lender Approval. The written consent of each Lender that is a party to this Agreement at the time of reference.

         Unencumbered Property. Any Real Estate located in the United States that on any date of determination: (a) is not subject to any Liens (including any such Lien imposed by the organizational documents of the owner of such asset, but excluding Permitted Liens), (b) is not the subject of a Disqualifying Environmental Event, (c) has been improved with a Building or Buildings which
(1) have been issued a certificate of occupancy (where available) or is otherwise lawfully occupied for its intended use, and (2) are fully operational, including in each case, an Unencumbered Property that is being renovated and such renovation is proceeding to completion without undue delay from Permit denial, construction delays or otherwise, (d) is not in violation of the covenant set forth in ss.7.9 hereof, and (e) is wholly owned or ground-leased under an Eligible Ground Lease by a Borrower or a Guarantor that is a wholly-owned Subsidiary.

         Unhedged Variable Rate Debt. Indebtedness of CRC, the Borrowers and their respective Subsidiaries for borrowed money including, to the extent applicable, the Obligations, which bears interest at one or more variable rates and is not subject to an interest rate hedging arrangement having a minimum term of one (1) year and having other terms reasonably acceptable to the Agent.

         Uniform Customs. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, or any successor version thereof adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

         Unimproved Non-Income Producing Land. Any Real Estate consisting of raw land which is unimproved by Buildings and does not generate any rental income or other income for CRC or the Borrowers or any of their respective Subsidiaries.

         Unrestricted Cash and Cash Equivalents. As of any date of determination, the sum of (a) the aggregate amount of unrestricted cash then held by the Borrowers or any of their respective Subsidiaries and (b) the aggregate amount of unrestricted cash equivalents (valued at fair market value) then held by the Borrowers or any of their respective Subsidiaries. As used in this definition, (i) "unrestricted" means the specified asset is not subject to any Liens in favor of any Person and (ii) "cash equivalents" includes overnight deposits and also means that such asset has a liquid, par value in cash and is convertible to cash within 3 months. Notwithstanding anything contained herein to the contrary, the term Unrestricted Cash and Cash Equivalents shall not include the Commitments of the Lenders to make Loans under this Agreement or any other commitments from which the access to such cash or cash equivalents would create Indebtedness.

         Unsecured Indebtedness. All Indebtedness of any Person that is not secured by a Lien on any asset of such Person.

         wholly-owned Subsidiary. Any Subsidiary (a) of which CRLP and/or CRC shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a controlling majority (by number of votes or controlling interests) of the outstanding voting interests and one hundred percent (100%) of the economic interests, of which at least ninety-five percent (95%) of the economic interests shall be owned by CRLP and (b) of which CRC directly or indirectly (through wholly-owned Subsidiaries) acts as sole general partner or managing member; provided that the Subsidiary Guarantors shall be wholly-owned Subsidiaries.

         "Without Recourse" or "without recourse". With reference to any obligation or liability, any obligation or liability for which the obligor thereunder is not liable or obligated other than as to its interest in a designated Real Estate or other specifically identified asset only, subject to such limited exceptions to the non-recourse nature of such obligation or liability, such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions involving institutional lenders at the time of the incurrence of such obligation or liability.

         ss.1.2.    Rules of Interpretation.

                                    (i) A reference to any document or agreement
                           shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms (and so amended, modified or supplemented in accordance with this Agreement) or the terms of this Agreement.

                                    (ii) The singular includes the plural and
                           the plural includes the singular.

                                    (iii) A reference to any law includes any
                           amendment or modification to such law.

                                    (iv) A reference to any Person includes its
                           permitted successors and permitted assigns.

                                    (v) Accounting terms (a) not otherwise
                           defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer and (b) shall not provide for double counting of items included within such term.

                                    (vi) The words "include", "includes" and
                           "including" are not limiting.

                                    (vii) All terms not specifically defined
                           herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in New York, have the meanings assigned to them therein.

                                    (viii) Reference to a particular "ss."
                           refers to that section of this Agreement unless otherwise indicated.

                                    (ix) The words "herein", "hereof",
                           "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

                                    (x) Any provision granting any right to the
                           any Borrower or Guarantor during the continuance of
                           (a) an Event of Default shall not modify, limit, waive or estopp the rights of the Lenders during the continuance of such Event of Default, including the rights of the Lenders to accelerate the Loans under ss.12.1 and the rights of the Lenders under ss.ss.12.2 or 12.3, or (b) a Default, shall not extend the time for curing same or modify any otherwise applicable notice regarding same.

                                    (xi) As applied to Real Estate, the word
                           "owns" includes the ownership of the fee interest in such Real Estate or the tenant's interest in a ground lease of such Real Estate.

         ss.2.      THE REVOLVING CREDIT FACILITY.

         ss.2.1. Commitment to Lend. Subject to the provisions of ss.2.5 and the other terms and conditions set forth in this Agreement, each of the Lenders severally agrees to lend to the Borrowers and the Borrowers may borrow, repay, and reborrow from each Lender from time to time from the Closing Date up to but not including the Maturity Date upon notice by the Borrower Representative to the Agent given in accordance with ss.2.5 hereof, such sums as are requested by the Borrower Representative up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Commitment minus such Lender's Commitment Percentage of the Maximum Drawing Amount; provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) and the Competitive Bid Loans plus the Maximum Drawing Amount shall not at any time exceed the Total Commitment in effect at such time.

         The Revolving Credit Loans shall be made pro rata in accordance with each Lender's Commitment Percentage. Each request for a Revolving Credit Loan made pursuant to ss.2.5 hereof shall constitute a representation and warranty by the Borrowers that the conditions set forth in ss.10 have been satisfied as of the Closing Date and that the conditions set forth in ss.11 have been satisfied on the date of such request and will be satisfied on the proposed

Drawdown Date of the requested Revolving Credit Loan, provided that the making of such representation and warranty by the Borrowers shall not limit the right of any Lender not to lend if such conditions have not been met. No Revolving Credit Loan shall be required to be made by any Lender unless all of the conditions contained in ss.10 have been satisfied as of the Closing Date and all of the conditions set forth in ss.11 have been met at the time of any request for a Revolving Credit Loan. Notwithstanding the foregoing, the Borrowers shall be able to borrow under this Agreement during the occurrence of a Default or an Event of Default arising solely from the Borrowers' failure to comply with the provisions of ss.7.22 if such borrowing is to cure, and will cure, such Default or Event of Default without causing any other Default or Event of Default.

         ss.2.2.    [Intentionally Omitted]

         ss.2.3. The Revolving Credit Notes. The Revolving Credit Loans shall be evidenced by the Revolving Credit Notes. A Revolving Credit Note shall be payable to the order of each Lender in an aggregate principal amount equal to such Lender's Commitment. The Borrowers irrevocably authorize each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Lender's Revolving Credit Notes, an appropriate notation on such Lender's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Lender's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due. The Agent hereby agrees to provide the Borrower Representative with a statement concerning the outstanding amount of the Revolving Credit Loans, in reasonable detail, on a monthly basis. Although each Revolving Credit Note shall be dated the Closing Date, interest in respect thereof shall be payable only for the periods during which the Revolving Credit Loans evidenced thereby to the Borrowers are outstanding, and although the stated amount of such Revolving Credit Notes shall be equal to the Total Commitment as of the date hereof, such Revolving Credit Notes shall be enforceable, with respect to obligations of the Borrowers to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Revolving Credit Loans to them as of any date of determination.

         ss.2.4.    Interest on Revolving Credit Loans; Fees.

                  (a) Interest on Prime Rate Loans. Each Prime Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto (unless earlier paid in accordance with ss.2.9) at a rate equal to the Prime Rate plus the Applicable Margin for Prime Rate Loans, if any.

                  (b) Interest on Revolving Credit LIBOR Rate Loans. Each Revolving Credit LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto (unless earlier paid in accordance with ss.2.9) at a rate equal to the LIBOR Rate determined for such Interest Period plus the Applicable Margin for Revolving Credit LIBOR Rate Loans.

                  (c) Interest Payments. The Borrowers jointly and severally unconditionally promise to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

                  (d) Closing Fee. The Borrowers jointly and severally agree to pay to the Agent a closing fee (the "Closing Fee") as set forth in that certain letter agreement dated June 5, 1997 herewith between the Borrower Representative and the Agent.

                  (e) Commitment Fee. From and after the date hereof until the earliest of (i) the Maturity Date, (ii) the date on which the Commitments terminate, or (iii) the Borrower Representative makes the Competitive Bid Loans Election, the Borrowers jointly and severally agree to pay to the Agent, for the accounts of the Lenders in accordance with their respective Commitment Percentages, a commitment fee in an amount equal to either: (i) one-fourth of one percent (0.25%) per annum on the Daily Unused Commitment, if the Daily Unused Commitment exceeds 66 2/3% of the Total Commitment (without regarding to the proviso clause in the definition thereof), (ii) one-fifth of one percent (0.20%) per annum on the Daily Unused Commitment, if the Daily Unused Commitment exceeds 33 1/3% of the Total Commitment (without regarding to the proviso clause in the definition thereof) but is less than or equal to 66 2/3% of the Total Commitment (without regarding to the proviso clause in the definition thereof), or (iii) one-eighth of one percent (0.125%) per annum on the Daily Unused Commitment, if the Daily Unused Commitment is less than or equal to 33 1/3% of the Total Commitment (without regarding to the proviso clause in the definition thereof), in each case calculated during each calendar quarter or portion thereof for the first calendar quarter of the term of this Agreement and the last calendar quarter of the term of this Agreement, if either of same is not a full calendar quarter from the date hereof to the Maturity Date (the "Commitment Fee"). The Commitment Fee shall be payable quarterly in arrears on the fifteenth
(15th) day of each January, April, July and October quarter for the immediately preceding calendar quarter commencing on the first such date following the Closing Date, with a final payment on the earliest of (i) Maturity Date, (ii) any earlier date on which the Commitments shall terminate or (iii) the Borrower Representative makes the Competitive Bid Loans Election.

         (f) Facility Fee. From and after the date on which the Borrower Representative makes the Competitive Bid Loans Election, the Borrowers jointly and severally agree to pay to the Agent, for the account of the Lenders based on their respective Commitment Percentages, a fee (the "Facility Fee"), accruing at a per annum rate equal to 0.15% per annum of the Total Commitment (without regard to the proviso clause at the end of the definition thereof), such fee being payable quarterly, in arrears, on the fifteenth (15th) day of each January, April, July, and October, commencing on the first such day of the calendar quarter next succeeding the date on which the Borrower Representative makes having the Competitive Bid Loans Election. Upon the Borrower Representative's having made the Competitive Bid Loans Election, the Facility Fee shall be in lieu of the Commitment Fee for the remaining term of this Agreement.

         (g) Agent's Fee. The Borrowers shall pay to the Agent an Agent's fee as set forth in that certain letter agreement of even date herewith between the Borrower Representative and the Agent.

         ss.2.5.    Requests for Revolving Credit Loans.

         The following provisions shall apply to each request by the Borrowers for a Revolving Credit Loan:

                  (i) The Borrower Representative shall submit a Completed Revolving Credit Loan Request to the Agent as provided in this ss.2.5. Except as otherwise provided herein, each Completed Revolving Credit Loan Request shall be in a minimum amount of $2,000,000 or an integral multiple of $500,000 in excess thereof. Each Completed Revolving Credit Loan Request shall be irrevocable and binding on the Borrowers and shall obligate the Borrowers to accept the Revolving Credit Loans requested from the Lenders on the proposed Drawdown Date, unless such Completed Revolving Credit Loan Request is withdrawn (x) in the case of a request for a Revolving Credit LIBOR Rate Loan, at least three (3) Business Days prior to the proposed Drawdown Date for such Revolving Credit Loan, and (y) in the case of a request for a Prime Rate Loan, at least one (1) Business Day prior to the proposed Drawdown Date for such Revolving Credit Loan.

                  (ii) Each Completed Revolving Credit Loan Request may be delivered by the Borrower Representative to the Agent by 11:00 a.m. (New York City time) on any Business Day, and at least one (1) Business Day prior to the proposed Drawdown Date of any Prime Rate Loan, and at least three (3) Business Days prior to the proposed Drawdown Date of any Revolving Credit LIBOR Rate Loan.

                  (iii) Each Completed Revolving Credit Loan Request shall include a completed writing in the form of Exhibit C hereto specifying:
         (1) the principal amount of the Revolving Credit Loan requested, (2) the proposed Drawdown Date of such Revolving Credit Loan, (3) the Interest Period applicable to such Revolving Credit Loan, and (4) the Type of such Revolving Credit Loan being requested.

                  (iv) No Lender shall be obligated to fund any Revolving Credit Loan unless:

                           (a) a Completed Revolving Credit Loan Request has
                  been timely received by the Agent as provided in subsection
                  (i) above; and

                           (b) both before and after giving effect to the
                  Revolving Credit Loan to be made pursuant to the Completed Revolving Credit Loan Request, all of the conditions contained in ss.10 shall have been satisfied as of the Closing Date and all of the conditions set forth in ss.11 shall have been met, including, without limitation, the condition under ss.11.1 that there be no Default or Event of Default under this Agreement (provided that notwithstanding the foregoing, the Borrowers shall be able to borrow under this Agreement during the occurrence of a Default or an Event of Default arising solely from the Borrowers' failure to comply with the provisions of ss.7.22 if such borrowing is to cure, and will cure, such Default or Event of Default without causing any other Default or Event of Default; and

                           (c) the Agent shall have received a certificate in
                  the form of Exhibit D hereto signed by the chief financial officer or treasurer or other thereon designated officer of the Borrower Representative setting forth computations evidencing compliance with the covenants contained in ss.ss.9.1 and 9.9 on a pro forma basis after giving effect to such requested Revolving Credit Loan (including, to the extent necessary to evidence compliance thereunder, the estimated results for all Real Estate to be acquired with the proceeds of such requested Revolving Credit Loan), and, certifying that, both before and after giving effect to such requested Revolving Credit Loan, no Default or Event of Default exists or will exist under this Agreement or any other Loan Document (other than a Default or Event of Default arising solely from the Borrowers' failure to comply with ss.7.22 as permitted in the proviso at the end of clause (b) above), and that after taking into account such requested Revolving Credit Loan, no Default or Event of Default will exist as of the Drawdown Date or thereafter.

                  (v) The Agent will cause the Completed Revolving Credit Loan Request to be delivered to each Lender in accordance with ss.14.12 and in any event on the same day or the Business Day following the day a Completed Revolving Credit Loan Request is received by the Agent.

         ss.2.6.    Conversion Options.

                  (a) The Borrowers may elect from time to time by delivering a Conversion Request in the form of Exhibit L to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (i) with respect to any such conversion of a Revolving Credit LIBOR Rate Loan to a Prime Rate Loan, the Borrower Representative shall give the Agent at least three (3) Business Days prior written notice of such election; (ii) with respect to any such conversion of a Prime Rate Loan to a Revolving

Credit LIBOR Rate Loan, the Borrower Representative shall give the Agent at least three (3) LIBOR Business Days prior written notice of such election; (iii) with respect to any such conversion of a Revolving Credit LIBOR Rate Loan into a Prime Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto unless the Borrowers pay the related LIBOR Breakage Costs at the time of such conversion and (iv) no Revolving Credit Loan may be converted into a Revolving Credit LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be in an aggregate principal amount of $2,000,000 or a integral multiple of $500,000 in excess thereof. Each Conversion Request relating to the conversion of a Prime Rate Loan to a Revolving Credit LIBOR Rate Loan shall be irrevocable by the Borrowers.

                  (b) Any Revolving Credit Loan of any Type may be continued as such upon the expiration of the Interest Period with respect thereto (i) in the case of Prime Rate Loans, automatically and (ii) in the case of Revolving Credit LIBOR Rate Loans by compliance by the Borrower Representative with the notice provisions contained in ss.2.6(a) or (c); provided that no Revolving Credit LIBOR Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing but shall be automatically converted to a Prime Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default. The Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this ss.2.6(b) is scheduled to occur.

                  (c) In the event that the Borrower Representative does not notify the Agent of its election hereunder with respect to the continuation of any Revolving Credit LIBOR Rate Loan as such, the affected Revolving Credit LIBOR Rate Loan shall automatically be continued as a Revolving Credit LIBOR Rate Loan with an Interest Period of 1 month at the end of the applicable Interest Period other than during the continuance of a Default of Event of Default. In such event, the Borrowers shall be deemed to have requested a Revolving Credit LIBOR Rate Loan hereunder and shall be subject to all provisions of this Agreement relating to LIBOR Rate Loans, including, without limitation, those set forth in ss.ss.4.5, 4.6, and 4.8 hereof.

                  (d) The Borrowers may not request or elect a Revolving Credit LIBOR Rate Loan pursuant to ss.2.5, elect to convert a Prime Rate Loan to a Revolving Credit LIBOR Rate Loan pursuant to ss.2.6(a), elect to continue a Revolving Credit LIBOR Rate Loan pursuant to ss.2.6(b) or have continued a Revolving Credit LIBOR Rate Loan pursuant to ss.2.6(c) if, after giving effect thereto, there would be greater than eight (8) Revolving Credit LIBOR Rate Loans then outstanding. Any Loan Request for a Revolving Credit LIBOR Rate Loan that would create greater than eight (8) Revolving Credit LIBOR Rate Loans outstanding shall be deemed to be a Loan Request for a Prime Rate Loan.

         ss.2.7.    Funds for Revolving Credit Loans.

                  (a) Subject to the other provisions of this ss.2, not later than 12:00 p.m. (New York City time) on the proposed Drawdown Date of any Revolving Credit Loan, each of the Lenders will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Lender's Commitment Percentage of the amount of the requested Revolving Credit Loan; provided that each Lender shall provide notice to the Agent of its intent not to make available its Commitment Percentage of any requested Revolving Credit Loan as soon as possible after receipt of any Completed Revolving Credit Loan Request, and in any event not later than 4:00 p.m. (New York City time) on
(x) the Business Day prior to the Drawdown Date of any requested Prime Rate Loan and (y) the third Business Day prior to the Drawdown Date of any requested Revolving Credit LIBOR Rate Loan. Upon receipt from each Lender of such amount, the Agent will make available to the Borrowers, in the Borrower Representative's account with the Agent or as otherwise directed to the Agent by the Borrower Representative, the aggregate amount of such Revolving Credit Loan made available to the Agent by the Lenders; all such funds received by the Agent by 12:00 p.m. (New York City time) on any Business Day will be made available to the Borrowers not later than 2:00 p.m. on the same Business Day. Funds received after such time will be made available by not later than 12:00 p.m. on the next Business Day. The Agent hereby agrees to promptly provide the Borrower Representative with a statement confirming the particulars of each Revolving Credit LIBOR Rate Loan, in reasonable detail, when each such Loan is made. The failure or refusal of any Lender to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loan shall not relieve any other Lender from its several obligation hereunder to make available to the Agent the amount of its Commitment Percentage of any requested Revolving Credit Loan but in no event shall the Agent (in its capacity as Agent) have any obligation to make any funding or shall any Lender be obligated to fund more than its Commitment Percentage of the requested Revolving Credit Loan or to increase its Commitment Percentage on account of such failure or otherwise.

                  (b) The Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date, assume that such Lender has made available to the Agent on such Drawdown Date the amount of such Lender's Commitment Percentage of the Revolving Credit Loan to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrowers a corresponding amount. If any Lender makes available to the Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Agent on demand an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, multiplied by
(ii) the amount of such Lender's Commitment Percentage of such Revolving Credit Loan, multiplied by (iii) a fraction, the numerator of which is the number of days that elapsed from and including such Drawdown Date to the date on which the amount of such Lender's Commitment Percentage of such

Revolving Credit Loan shall become immediately available to the Agent, and the denominator of which is 360. A statement of the Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Lender. If the amount of such Lender's Commitment Percentage of such Revolving Credit Loans is not made available to the Agent by such Lender within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

         ss.2.8. Repayment of the Revolving Credit Loans at Maturity. The Borrowers jointly and severally promise to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all unpaid principal of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon, the unpaid balance of the Commitment Fee or Facility Fee accrued through such date, and any and all other unpaid amounts due under this Agreement, the Revolving Credit Notes or any other of the Loan Documents.

         ss.2.9. Optional Repayments of Revolving Credit Loans. The Borrowers shall have the right, at their election, to prepay the outstanding amount of the Revolving Credit Loans, in whole or in part, at any time without penalty or premium; provided that the outstanding amount of any Revolving Credit LIBOR Rate Loans may not be prepaid unless the Borrowers pay any LIBOR Breakage Costs for each Revolving Credit LIBOR Rate Loan so prepaid at the time of such prepayment. The Borrower Representative shall give the Agent, no later than 11:00 a.m., New York City time, at least one (1) Business Day's prior written notice of any prepayment pursuant to this ss.2.9 of any Prime Rate Loans, and at least three
(3) LIBOR Business Days' notice of any proposed prepayment pursuant to this ss.2.9 of Revolving Credit LIBOR Rate Loans, specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an amount of $2,000,000 or integral multiple of $500,000 in excess thereof, or, if less, the outstanding balance of the Revolving Credit Loans then being repaid, shall be accompanied by the payment of all charges outstanding on all Revolving Credit Loans so prepaid and of all accrued interest on the principal prepaid to the date of payment, and shall be applied, in the absence of instruction by the Borrower Representative, first to the principal of Prime Rate Loans and then to the principal of Revolving Credit LIBOR Rate Loans, at the Agent's option.

         ss.2A.  COMPETITIVE BID LOANS.

         ss.2A.1. The Competitive Bid Options. In addition to the Revolving Credit Loans made pursuant to ss.2 hereof, and provided that the Borrower Representative has made the Competitive Bid Loans Election and that at such time CRLP maintains an Investment Grade Credit Rating from two nationally-recognized rating agencies reasonably acceptable to the Agent (one of which must be Moody's or S&P so long as such Persons are in the business of providing debt ratings for the REIT industry), the Borrowers may request Competitive Bid Loans pursuant to the terms of this ss.2A. The Lenders may, but shall have no obligation to, make such offers and the Borrower Representative may, but shall have no obligation to, accept such offers in the manner set forth in this ss.2A. Notwithstanding any other provision herein to the contrary, at no time shall the aggregate principal amount of Competitive Bid Loans outstanding at any time exceed the lesser of (a) the Total Commitment minus the sum of (i) the aggregate outstanding principal amount of Revolving Credit Loans, plus (ii) the Maximum Drawing Amount of Letters of Credit outstanding at such time, or (b) $150,000,000.

         ss.2A.2.  Competitive Bid Loan Accounts: Competitive Bid Notes.

                  (a) The obligation of the Borrowers to repay the outstanding principal amount of any and all Competitive Bid Loans, plus interest at the applicable Competitive Bid Rate or the sum of the Competitive Bid Margin plus the applicable LIBOR Rate (as the case may be) accrued thereon, shall be evidenced by this Credit Agreement and by individual loan accounts (the "Competitive Bid Loan Accounts" and individually, a "Competitive Bid Loan Account") maintained by the Agent on its books for each of the Lenders, it being the intention of the parties hereto that, except as provided for in paragraph
(b) of this ss.2A.2, the Borrowers' obligations with respect to Competitive Bid Loans are to be evidenced only as stated herein and not by separate promissory notes and shall hereby constitute an absolute promise to pay when due, without notice, demand, presentment or setoff.

                  (b) Any Lender may at any time, and from time to time, request that any Competitive Bid Loans outstanding to such Lender be evidenced by a promissory note of the Borrowers in substantially the form of Exhibit G hereto (each, a "Competitive Bid Note"), dated as of the Closing Date and completed with appropriate insertions. One Competitive Bid Note shall be payable to the order of each Lender in an amount equal to the principal amount of the Competitive Bid Loan made by such Lender to the Borrowers, and representing the obligation of the Borrowers to pay such Lender such principal amount or, if less, the outstanding principal amount of any and all Competitive Bid Loans made by such Lender, plus interest at the applicable Competitive Bid Rate or the sum of the Competitive Bid Margin plus the applicable LIBOR Rate accrued thereon, as set forth herein. Upon execution and delivery by the Borrowers of a Competitive Bid Note, the Borrowers' obligation to repay any and all Competitive Bid Loans made to them by such Lender and all interest thereon shall thereafter be evidenced by such Competitive Bid Note.

                  (c) Each of the Borrowers irrevocably authorizes (i) each Lender to make or cause to be made, in connection with a Drawdown Date of any Competitive Bid Loan or at the time of receipt of any payment of principal on such Lender's Competitive Bid Note in the case of a

Competitive Bid Note, and (ii) the Agent to make or cause to be made, in connection with a Drawdown Date of any Competitive Bid Loan or at the time of receipt of any payment of principal on such Lender's Competitive Bid Loan Account in the case of a Competitive Bid Loan Account, an appropriate notation on such Lender's records or on the schedule attached to such Lender's Competitive Bid Note or a continuation of such schedule attached thereto, or the Agent's records, as applicable, reflecting the making of the Competitive Bid Loan or the receipt of such payment (as the case may be) and may, prior to any transfer of a Competitive Bid Note, endorse on the reverse side thereof the outstanding principal amount of Competitive Bid Loans evidenced thereby. The outstanding amount of the Competitive Bid Loans set forth on such Lender's record or the Agent's records, as applicable, shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount shall not limit or otherwise affect the obligations of the Borrowers hereunder to make payments of principal of or interest on any Competitive Bid Loan when due.

         ss.2A.3. Competitive Bid Quote Request; Invitation for Competitive Bid Quotes.

                  (a) When the Borrower Representative wishes to request offers to make Competitive Bid Loans under this ss.2A, it shall transmit to the Agent by telex or facsimile a Competitive Bid Quote Request substantially in the form of Exhibit H hereto (a "Competitive Bid Quote Request") so as to be received no later than 11:00 a.m. (New York City time) (i) five (5) Business Days prior to the requested Drawdown Date in the case of a Competitive Bid Loan bearing interest calculated by reference to the LIBOR Rate (a "LIBOR Competitive Bid Loan") or (ii) one (1) Business Day prior to the requested Drawdown Date in the case of an Competitive Bid Loan bearing interest calculated by reference to a fixed rate of interest (an "Absolute Competitive Bid Loan"), specifying:

                           (A) the requested Drawdown Date (which must be a
Business Day);

                           (B) the aggregate amount of such Competitive Bid
Loans, which shall be $5,000,000 or larger multiple of $1,000,000;

                           (C) the duration of the Interest Period applicable
thereto, subject to the provisions of the definition of Interest Period; and

                           (D) whether the Competitive Bid Quotes requested are
for LIBOR Competitive Bid Loans or Absolute Competitive Bid Loans.

The Borrower Representative may request offers to make Competitive Bid Loans for more than one Interest Period in a single Competitive Bid Quote Request. No new Competitive Bid Quote Request shall be given until the Borrower Representative has notified the Agent of its acceptance or non-acceptance of the Competitive Bid Quotes relating to any outstanding Competitive Bid Quote Request.

                  (b) Promptly upon receipt of a Competitive Bid Quote Request and payment by the Borrowers of a $2,000 auction fee to the Agent for its own account, the Agent shall send to the Lenders by telecopy or facsimile transmission an Invitation for

Competitive Bid Quotes substantially in the form of Exhibit I hereto, which shall constitute an invitation by the Borrowers to each Lender to submit Competitive Bid Quotes in accordance with this ss.2A.

         ss.2A.4. Alternative Manner of Procedure. If, after receipt by the Agent and each of the Lenders of a Competitive Bid Quote Request from the Borrower Representative in accordance with ss.2A.3, the Agent or any Lender shall be unable to complete any procedure of the auction process described in ss.ss.2A.5 through 2A.6 (inclusive) due to the inability of such Person to transmit or receive communications through the means specified therein, such Person may rely on telephonic notice for the transmission or receipt of such communications. In any case where such Person shall rely on telephone transmission or receipt, any communication made by telephone shall, as soon as possible thereafter, be followed by written confirmation thereof.

         ss.2A.5.  Submission and Contents of Competitive Bid Quotes.

                  (a) Each Lender may, but shall be under no obligation to, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Competitive Bid Quote Request. Each Competitive Bid Quote must comply with the requirements of this ss.2A.5 and must be submitted to the Agent by telex or facsimile transmission at its offices as specified in or pursuant to ss.19 not later than (i) 2:00 p.m. (New York City time) on the fourth LIBOR Business Day prior to the proposed Drawdown Date, in the case of a LIBOR Competitive Bid Loan or (ii) 10:00 a.m. (New York City time) on the proposed Drawdown Date, in the case of an Absolute Competitive Bid Loan, provided that Competitive Bid Quotes may be submitted by the Agent in its capacity as a Lender only if it submits its Competitive Bid Quote to the Borrower Representative not later than (x) one hour prior to the deadline for the other Lenders, in the case of a LIBOR Competitive Bid Loan or (y) 15 minutes prior to the deadline for the other Lenders, in the case of an Absolute Competitive Bid Loan. Subject to the provisions of ss.ss.10 and 11 hereof, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower Representative.

                  (b) Each Competitive Bid Quote shall be in substantially the form of Exhibit J hereto and shall in any case specify:

                           (i)  the proposed Drawdown Date;

                           (ii) the principal amount of the Competitive Bid Loan
for which each proposal is being made, which principal amount (i) may be greater than or less than the Commitment of the quoting Lender, (ii) must be $1,000,000 or a larger multiple of $500,000, (iii) may not exceed the aggregate principal amount of Competitive Bid Loans for which offers were requested and (iv) may be subject to an aggregate limitation as to the principal amount of Competitive Bid Loans for which offers being made by such quoting Lender may be accepted;

                           (iii) the Interest Periods for which Competitive Bid
Quotes are being submitted;

                           (iv) in the case of a LIBOR Competitive Bid Loan, the
margin above or below the applicable LIBOR Rate (the "Competitive Bid Margin") offered for each such Competitive Bid Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such LIBOR Rate;

                           (v) in the case of an Absolute Competitive Bid Loan,
the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "Competitive Bid Rate") offered for each such Absolute Competitive Bid Loan; and

                           (vi) the identity of the quoting Lender.

A Competitive Bid Quote may include up to five (5) separate offers by the quoting Lender with respect to each Interest Period specified in the related Invitation for Competitive Bid Quotes.

                  (c)  Any Competitive Bid Quote shall be disregarded if it:

                           (i) is not substantially in the form of Exhibit J
hereto;

                           (ii) contains qualifying, conditional or similar
language;

                           (iii) proposes terms other than or in addition to
those set forth in the applicable Invitation for Competitive Bid Quotes; or

                           (iv) arrives after the time set forth in ss.2A.5(a)
hereof.

         ss.2A.6. Notice to Borrower Representative. The Agent shall promptly notify the Borrower Representative of the terms (a) of any Competitive Bid Quote submitted by a Lender that is in accordance with ss.2A.5 and (b) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Agent unless such subsequent Competitive Bid Quote is submitted solely to correct a manifest error in such former Competitive Bid Quote and was received by the Agent within the time period required in ss.2A.5(a) for receipt of Competitive Bid Quotes. The Agent's notice to the Borrower Representative shall specify (i) the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request, (ii) the respective principal amounts and Competitive Bid Margins or Competitive Bid Rates, as the case may be, so offered, and the identity of the respective Lenders submitting such offers, and (iii) if applicable, limitations on the aggregate principal amount of Competitive Bid Loans for which offers in any single Competitive Bid Quote may be accepted.

         ss.2A.7. Acceptance and Notice by Borrower Representative and Agent. Not later than 11:00 a.m. (New York City time) on (a) the third Business Day prior to the proposed Drawdown Date, in the case of a LIBOR Competitive Bid Loan or (b) the proposed Drawdown Date, in the case of an Absolute Competitive Bid Loan, the Borrower Representative shall notify the Agent of its acceptance or non-acceptance of each Competitive Bid Quote in substantially the form of Exhibit K hereto. The Borrowers may accept any Competitive Bid Quote in whole or in part; provided that:

                           (i) the aggregate principal amount of each
Competitive Bid Loan may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

                           (ii) acceptance of offers may only be made on the
basis of ascending Competitive Bid Margins or Competitive Bid Rates, as the case may be, and

                           (iii) the Borrowers may not accept any offer that is
described in subsection 2A.5(c) or that otherwise fails to comply with the requirements of this Agreement.

The Agent shall promptly notify each Lender which submitted a Competitive Bid Quote of the Borrower Representative's acceptance or non-acceptance thereof. At the request of any Lender which submitted a Competitive Bid Quote and with the consent of the Borrower Representative, the Agent will promptly notify all Lenders which submitted Competitive Bid Quotes of (a) the aggregate principal amount of, and (b) the range of Competitive Bid Rates or Competitive Bid Margins of, the accepted Competitive Bid Loans for each requested Interest Period.

         ss.2A.8. Allocation by Agent. If offers are made by two (2) or more Lenders with the same Competitive Bid Margin or Competitive Bid Rate, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Agent among such Lenders as nearly as possible (in such multiples, not less than $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determination by the Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error.

         ss.2A.9. Funding of Competitive Bid Loans. If, on or prior to the Drawdown Date of any Competitive Bid Loan, the Total Commitment has not terminated in full and if, on such Drawdown Date, the applicable conditions of ss.ss.10 and 11 hereof are satisfied, the Lender or Lenders whose offers the Borrower Representative has accepted will fund each Competitive Bid Loan so accepted. Notwithstanding the foregoing, the Borrowers shall be able to borrow under this Agreement during the occurrence of a Default or an Event of Default arising solely from the Borrowers' failure to comply with the provisions of ss.7.22 if such borrowing is to cure, and will cure, such Default or Event of Default without causing any other Default or Event of Default. Such Lender or Lenders will make such Competitive Bid Loans by crediting the Agent for further credit to a Borrowers' specified account with the Agent, in immediately available funds not later than 1:00 p.m. (New York City time) on such Drawdown Date.

         ss.2A.10. Funding Losses. If, after acceptance of any Competitive Bid Quote pursuant to ss.2A, the Borrowers (a) fail to borrow any Competitive Bid Loan so accepted on the date specified therefor, or (b) repay the outstanding amount of the Competitive Bid Loan on or prior to the last day of the Interest Period relating thereto, the Borrowers shall indemnify the Lender making such Competitive Bid Quote or funding such Competitive Bid Loan against any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such unborrowed Loans, including, without limitation compensation as provided in ss.4.8.

         ss.2A.11. Repayment of Competitive Bid Loans; Interest. The principal of each Competitive Bid Loan shall become absolutely due and payable by the Borrowers on the last day of the Interest Period relating thereto, and the Borrowers hereby absolutely and unconditionally jointly and severally promise to pay to the Agent for the account of the relevant Lenders at or before 1:00 p.m. (New York City time) on the last day of the Interest Periods relating thereto the principal amount of all such Competitive Bid Loans, plus interest thereon at the applicable Competitive Bid Rates or the sum of the Competitive Bid Margin plus the applicable LIBOR Rate (as the case may be). The Competitive Bid Loans shall bear interest at the rate per annum specified in the applicable Competitive Bid Quotes. Interest on the Competitive Bid Loans shall be payable
(a) on the last day of the applicable Interest Periods, and if any such Interest Period is longer than three months, also on the last day of the third month following the commencement of such Interest Period, and (b) on the Maturity Date for all Loans. Subject to the terms of this Credit Agreement, the Borrowers may make Competitive Bid Quote Requests with respect to new borrowings of any amounts so repaid prior to the Maturity Date. The provisions of ss.2.6 shall not apply to Competitive Bid Loans.

         ss.2A.12. Optional Repayment of Competitive Bid Loans. The Borrowers shall have the right, at their election, to repay the outstanding amount of any of the Competitive Bid Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount of any Competitive Bid Loan pursuant to this ss.2A.12 may be made only on the last day of the Interest Period relating thereto, or, if made prior to such date, shall be made subject to the provisions of ss.2A.10 hereof. The Borrowers shall give the Agent no less than three (3) Business Days notice of any proposed prepayment pursuant to this ss.2A.12, specifying the proposed date of prepayment of the Competitive Bid Loan and the principal amount to be prepaid. Each such partial prepayment of any Competitive Bid Loan shall be in an integral multiple of $500,000, and shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment.

         ss.3.  LETTERS OF CREDIT.

         ss.3.1.  Letter of Credit Commitments.

                  ss.3.1.1. Commitment to Issue Letters of Credit. Subject to the terms and conditions hereof and the execution and delivery by the Borrowers of a letter of credit application on the Fronting Bank's customary form as part of a Completed Revolving Credit Loan Request (a "Letter of Credit Application"), the Fronting Bank on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in ss.3.1.4 and upon the representations and warranties of the Borrowers contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrowers one or more standby letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower Representative and reasonably agreed to by the Fronting Bank; provided, however, that, after giving effect to such Completed Revolving Credit Loan Request, (a) the Maximum Drawing Amount shall not exceed $50,000,000 at any one time, (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit and (ii) the amount of all Revolving Credit Loans and Competitive Bid Loans outstanding shall not exceed the Total Commitment in effect at such time, and (c) the total number of Letters of Credit outstanding shall not exceed ten (10).

                  ss.3.1.2. Letter of Credit Applications. Each Letter of Credit Application shall be completed to the reasonable satisfaction of the Agent and the Fronting Bank. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Agreement (including provisions applicable to a Completed Revolving Credit Loan Request), then the provisions of this Agreement shall, to the extent of any such inconsistency, govern.

                  ss.3.1.3. Terms of Letters of Credit. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (ii) have an expiry date no later than the date which is thirty (30) days prior to the Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

                  ss.3.1.4. Reimbursement Obligations of Lenders. Each Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Commitment Percentage, to reimburse the Fronting Bank on demand pursuant to ss.3.3 for the amount of each draft paid by the Fronting Bank under each Letter of Credit to the extent that such amount is not reimbursed by the Borrowers pursuant to ss.3.2 (such agreement for a Lender being called herein the "Letter of Credit Participation" of such Lender).

         ss.3.2. Reimbursement Obligation of the Borrowers. In order to induce the Fronting Bank to issue, extend and renew each Letter of Credit and the Lenders to participate therein, the Borrowers hereby jointly and severally agree, except as contemplated in ss.3.3 below, to reimburse or pay to the Fronting Bank, for the account of the Fronting Bank or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Fronting Bank hereunder,

                  (a) except as otherwise expressly provided in ss.3.2(b) or ss.3.3, on each date that any draft presented under such Letter of Credit is honored in accordance with its terms by the Fronting Bank, or the Fronting Bank otherwise makes a payment with respect thereto, (i) the amount paid by the Fronting Bank under or with respect to such Letter of Credit, and (ii) any amounts payable pursuant to ss.4.5 hereof under, or with respect to, such Letter of Credit, and

                  (b) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with ss.12, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Agent as cash collateral for the benefit of the Fronting Bank, the Lenders and the Agent for all Reimbursement Obligations.

         Each such payment shall be made to the Agent at the Agent's Head Office in immediately available funds. Interest on any and all amounts not converted to a Revolving Credit Loan pursuant to ss.3.3 and remaining unpaid by the Borrowers under this ss.3.2 at any time from the date such amounts become due and payable (whether as stated in this ss.3.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent for the benefit of the Lenders on demand at the rate specified in ss.4.9 for overdue principal on the Revolving Credit Loans.

         ss.3.3. Letter of Credit Payments; Funding of a Loan. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Fronting Bank shall notify the Borrower Representative and the Lenders of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment, and, except as provided in this ss.3.3, the Borrowers shall reimburse Agent, as set forth in ss.3.2 above. Notwithstanding anything contained in ss.3.2 above or this ss.3.3 to the contrary, however, unless the Borrower Representative shall have notified the Agent and the Fronting Bank prior to 11:00 a.m. (New York time) on the Business Day immediately prior to the date of such drawing that the Borrowers intend to reimburse the Fronting Bank for the amount of such drawing with funds other than the proceeds of the Loans, the Borrowers shall be deemed to have timely given a Completed Revolving Credit Loan Request pursuant to ss.2.5 to the Agent, requesting a Prime Rate Loan on the date on which such drawing is honored and in an amount equal to the amount of such drawing. The Borrowers may thereafter convert any such Prime Rate Loan to a Revolving Credit Loan of another Type in accordance with ss.2.6. Each Lender shall, in accordance with ss.2.7, make available such Lender's Commitment Percentage of such Revolving Credit Loan to the Agent, the proceeds of which shall be applied directly by the Agent to reimburse the Fronting Bank for the amount of such draw. In the event that any Lender fails to make available to the Agent the amount of such Lender's Commitment Percentage of such Revolving Credit Loan on the date of the drawing, the Agent shall be entitled to recover such amount on demand from such Lender plus any additional amounts payable under ss.2.7(b) in the event of a late funding by a Lender. The Fronting Bank is irrevocably authorized by the Borrowers and each of the Lenders to honor draws on each Letter of Credit by the beneficiary thereof in accordance with the terms of the Letter of Credit. The responsibility of the Fronting Bank to the Borrowers and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

         ss.3.4. Obligations Absolute. The Borrowers' joint and several obligations under this ss.3 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrowers may have or have had against the Agent, the Fronting Bank, any Lender or any beneficiary of a Letter of Credit. Each of the Borrowers further agrees with the Agent, the Fronting Bank and the Lenders that the Agent, the Fronting Bank and the Lenders shall not be responsible for, and the Borrowers' Reimbursement Obligations under ss.3.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon (so long as the documents delivered under each Letter of Credit in connection with such presentment shall be in the form required by, and in conformity in all material respects with, such Letter of Credit), even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among any of the Borrowers, the beneficiary of any Letter of Credit or any financing institution or other party to whom any Letter of Credit may be transferred, or any claims or defenses whatsoever of any of the Borrowers against the beneficiary of any Letter of Credit or any such transferee. If done in good faith and absent gross negligence, the Agent, the Fronting Bank and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. Each of the Borrowers agrees that any action taken or omitted by the Agent, the Fronting Bank or any Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and absent gross negligence, shall be binding upon the Borrowers and shall not result in any liability on the part of the Agent, the Fronting Bank or any Lender to any Borrower.

         ss.3.5. Reliance by Issuer. To the extent not inconsistent with ss.3.4, the Agent and the Fronting Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper

Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent or the Fronting Bank. The Agent and the Fronting Bank shall in all cases be fully protected by the Lenders in acting, or in refraining from acting, under this ss.3 in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Notes or of a Letter of Credit Participation.

         ss.3.6. Letter of Credit Fee. The Borrowers shall pay to the Agent a fee (in each case, a "Letter of Credit Fee") in an amount equal to the Applicable L/C Percentage of the face amount of each outstanding Letter of Credit, which fee (a) shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter, with a final payment on the Maturity Date or any earlier date on which the Commitments shall terminate (which Letter of Credit Fee shall be pro-rated for any calendar quarter in which such Letter of Credit is issued, drawn upon or otherwise reduced or terminated) and (b) shall be for the accounts of the Lenders as follows: (i) an amount equal to 0.125% per annum of the face amount of the Letter of Credit shall be for the account of the Fronting Bank and (ii) the remainder of the Letter of Credit Fee shall be for the accounts of the Lender (including the Fronting Bank) pro rata in accordance with their respective Commitment Percentages. In respect of each Letter of Credit, the Borrowers shall also pay to the Fronting Bank for the Fronting Bank's own account, at such other time or times as such charges are customarily made by the Fronting Bank, the Fronting Bank's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

         ss.4.      CERTAIN GENERAL PROVISIONS.

         ss.4.1.  Funds for Payments.

                  (a) All payments of principal, interest, fees, and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Lenders or (as the case may be) the Agent, at the Agent's Head Office, in each case in Dollars and in immediately available funds.

                  (b) All payments by the Borrowers hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory liens, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrowers are compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrowers with respect to any amount payable by them hereunder or under any of the other Loan Documents, the Borrowers shall pay to the Agent, for the account of the Lenders or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the

Lenders to receive the same net amount which the Lenders would have received on such due date had no such obligation been imposed upon the Borrowers. The Borrower Representative will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrowers hereunder or under such other Loan Document.

         ss.4.2. Computations. All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to LIBOR Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Note Records from time to time shall constitute prima facie evidence of the principal amount thereof.

         ss.4.3. Inability to Determine LIBOR Rate. In the event, prior to the commencement of any Interest Period relating to any LIBOR Rate Loan, the Agent shall reasonably determine that adequate and reasonable methods do not exist for ascertaining the LIBOR Rate that would otherwise determine the rate of interest to be applicable to any LIBOR Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers) to the Borrower Representative and the Lenders. In such event (a) any Loan Request or Competitive Bid Request with respect to LIBOR Rate Loans shall be automatically withdrawn and shall be deemed a request for Prime Rate Loans (in the case Revolving Credit Loans) or Absolute Competitive Bid Loans (in the case of Competitive Bid Loans), (b) each Revolving Credit LIBOR Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Prime Rate Loan, and (c) the obligations of the Lenders to make LIBOR Rate Loans shall be suspended until the Agent reasonably determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower Representative and the Lenders.

         ss.4.4. Illegality. Subject to ss.ss.4.11 and 4.12 hereof, but notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain LIBOR Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrower Representative and the other Lenders and thereupon (a) the commitment of such Lender to make LIBOR Rate Loans or convert Prime Rate Loans to LIBOR Rate Loans shall forthwith be suspended and (b) such Lender's Commitment Percentage of Revolving Credit LIBOR Rate Loans then outstanding shall be converted automatically to Prime Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law, all until such time as it is no longer unlawful for such Lender to make or maintain LIBOR Rate Loans. Subject to ss.ss.4.11 and 4.12 hereof, the Borrowers hereby jointly and severally agree to promptly pay the Agent for the account of such Lender, upon demand, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion required by this ss.4.4 prior to the last day of an Interest Period with respect to a LIBOR Rate Loan, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder.

         ss.4.5. Additional Costs, Etc. Subject to ss.ss.4.11 and 4.12 hereof, if any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (a) subject any Lender or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, any Letters of Credit, such Lender's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender or the Agent), or

                  (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to the Agent or any Lender under this Agreement or the other Loan Documents, or

                  (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender, or

                  (d) impose on any Lender or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Lender's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Lender's Commitment forms a part;

and the result of any of the foregoing is

                           (i) to increase the cost to any Lender of making,
                  funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment or any Letter of Credit, or

                           (ii) to reduce the amount of principal, interest,
                  Reimbursement Obligation or other amount payable to such Lender or the Agent hereunder on account of such Lender's Commitment, any Letter of Credit or any of the Loans, or

                           (iii) to require such Lender or the Agent to make any
                  payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Agent from the Borrowers hereunder, then; and in each such case arising or occurring in the immediately preceding 365 days from such demand, the Borrowers will, within thirty (30) days after demand made by such Lender or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, within the shorter of such maximum allowable period as permitted by law or such Lender's internal policies (but no longer than one year or the occurrence of the Maturity Date, if sooner) pay to such Lender such additional amounts as such Lender shall determine in good faith to be sufficient to compensate such Lender for such additional cost, reduction, payment or foregone interest or other sum, provided that such Lender is generally imposing similar charges on its other similarly situated borrowers.

         ss.4.6. Capital Adequacy. Subject to ss.ss.4.11 and 4.12 hereof, if after the date hereof any Lender or the Agent determines in good faith that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (ii) compliance by such Lender or the Agent or any Person controlling such Lender or the Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such Person regarding capital adequacy, has the effect of reducing the return on such Lender's or the Agent's Commitment with respect to any Loans to a level below that which such Lender or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) the Agent to be material, then such Lender or the Agent may notify the Borrower Representative of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Prime Rate or LIBOR Rate, the Borrowers jointly and severally agree to pay such Lender or (as the case may be) the Agent the amount of such reduction in the return on capital as and when such reduction is determined, within thirty (30) days after presentation by such Lender or (as the case may be) the Agent of a certificate in accordance with ss.4.7 hereof which certificate shall be presented within the shorter of such maximum allowable period as permitted by law or such Lender's internal policies (but no longer than one year or the occurrence of the Maturity Date, if sooner). Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

         ss.4.7. Certificate. A certificate setting forth any additional amounts payable pursuant to ss.ss.4.5 or 4.6 and a brief explanation of such amounts which are due, submitted by any Lender or the Agent to the Borrower Representative, shall be prima facie evidence that such amounts are due and owing.

         ss.4.8. Indemnity. In addition to the other provisions of this Agreement regarding such matters, the Borrowers jointly and severally agree to indemnify the Agent and each Lender and to hold the Agent and each Lender harmless from and against any loss, cost or expense (including LIBOR Breakage Costs, but excluding any loss of Applicable Margin on the relevant Loans) that the Agent or such Lender may sustain or incur as a consequence of (a) the failure by the Borrowers to pay any principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by the Agent or such Lender to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans, (b) the failure by the Borrowers to make a borrowing or conversion after the Borrowers have given or are deemed pursuant to ss.2.6(c) to have given a Completed Revolving Credit Loan Request or Competitive Bid Request for a LIBOR Rate Loan or a Conversion Request to convert a Prime Rate Loan into a LIBOR Rate Loan, and (c) the making of any payment of a LIBOR Rate Loan or the making of any conversion of any such Loan to a Prime Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by the Agent or a Lender to lenders of funds obtained by it in order to maintain any such LIBOR Rate Loans.

         ss.4.9. Interest During Event of Default. During the continuance of an Event of Default, outstanding principal and (to the extent permitted by applicable law) interest on the Loans and all other amounts payable hereunder or under any of the other Loan Documents shall bear interest at a rate per annum equal to four percent (4%) above the Prime Rate until such amount shall be paid in full (after as well as before judgment). In addition, the Borrowers shall pay on demand a late charge equal to five percent (5%) of any amount of principal (other than principal due on the Maturity Date) and/or interest charges on the Loans which is not paid within ten (10) days of the date when due.

         ss.4.10.  Concerning Joint and Several Liability of the Borrowers.

                  (a) Each of the Borrowers is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each other Borrower to accept joint and several liability for the Obligations.

                  (b) Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this ss.4.10), it being the intention of the parties hereto that all the Obligations shall be the joint and several Obligations of each of the Borrowers without preferences or distinction among them.

                  (c) If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation.

                  (d) The Obligations of each of the Borrowers under the provisions of this ss.4.10 constitute full recourse Obligations of each of the Borrowers enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstance whatsoever.

                  (e) Except as otherwise expressly provided in this Agreement, each of the Borrowers hereby waives notice of acceptance of its joint and several liability, notice of any Loans made under this Agreement, notice of any action at any time taken or omitted by the Lenders under or in respect of any of the Obligations, and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement. Each of the Borrowers hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lenders at any time or times in respect of any Default by any of the Borrowers in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any of the Borrowers. Without limiting the generality of the foregoing, each of the Borrowers assents to any other action or delay in acting or failure to act on the part of the Lenders with respect to the failure by any of the Borrowers to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this ss.4.10, afford grounds for terminating, discharging or relieving any of the Borrowers, in whole or in part, from any of its Obligations under this ss.4.10, it being the intention of each of the Borrowers that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of such Borrowers under this ss.4.10 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each of the Borrowers under this ss.4.10 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, re-construction or similar proceeding with respect to any of the Borrowers or the Lenders. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any of the Borrowers or the Lenders.

                  (f) The provisions of this ss.4.10 are made for the benefit of the Lenders and their successors and assigns, and may be enforced against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Lenders first to marshal any of their claims or to exercise any of their rights against any other Borrower or to exhaust any remedies available to them against any other Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this ss.4.10 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this ss.4.10 will forthwith be reinstated in effect, as though such payment had not been made.

                  (g) Other than during the continuance of a Default or Event of Default, at the request of the Borrower Representative, the Obligations of any Subsidiary Borrower shall be released by the Agent if and when all of the Real Estate owned or ground leased by such Subsidiary Borrower shall cease (not thereby creating a Default or Event of Default) to be owned by such Subsidiary Borrower or by any other Borrower, Guarantor, Subsidiary or other Affiliate of any of the same, provided the foregoing shall never permit the release of CRLP. The remaining Borrowers shall execute and deliver such documents as the Agent shall reasonably require to effect same.

         ss.4.11. Reasonable Efforts to Mitigate. Each Lender agrees that as promptly as practicable after it becomes aware of the occurrence of an event or the existence of a condition that would cause it to be affected under ss.ss.4.4,
4.5 or 4.6, such Lender will give notice thereof to the Borrower Representative, with a copy to the Agent and, to the extent so requested by the Borrower Representative and not inconsistent with regulatory policies applicable to such Lender, such Lender shall use reasonable efforts and take such actions as are reasonably appropriate (including the changing of its lending office or branch) if as a result thereof the additional moneys which would otherwise be required to be paid to such Lender pursuant to such sections would be reduced other than for de minimus amounts, or the illegality or other adverse circumstances which would otherwise require a conversion of such Loans or result in the inability to make such Loans pursuant to such sections would cease to exist, and in each case if, as determined by such Lender in its sole discretion, the taking such actions would not adversely affect such Loans.

         ss.4.12. Replacement of Lenders. If any Lender (an "Affected Lender")
(i) makes demand upon the Borrowers for (or if the Borrowers are otherwise required to pay) amounts pursuant to ss.ss.4.4, 4.5 or 4.6, or (ii) is unable to make or maintain LIBOR Rate Loans as a result of a condition described in ss.4.4, the Borrower Representative may, within 90 days of receipt of such demand, notice (or the occurrence of such other event causing the Borrowers to be required to pay such compensation or causing ss.4.4 to be applicable) as the case may be, by notice (a "Replacement Notice") in writing to the Agent and such Affected Lender (A) request the Affected Lender to cooperate with the Borrowers in obtaining a replacement lender satisfactory to the Agent and the Borrowers (the "Replacement Lender");
(B) request the non-Affected Lenders to acquire and assume all of the Affected Lender's Loans and Commitment, and/or participate in Letters of Credit, as provided herein, but none of such Lenders shall be under an obligation to do so; or (C) designate a Replacement Lender which is an Eligible Assignee and is reasonably satisfactory to the Agent other than when an Event of Default has occurred and is continuing and absolutely satisfactory to the Agent when an Event of Default has occurred and is continuing. If any satisfactory Replacement Lender shall be obtained, and/or any of the non-Affected Lenders shall agree to acquire and assume all of the Affected Lender's Loans and Commitment, and/or participate in Letters of Credit, then such Affected Lender shall assign, in accordance with ss.18, all of its Commitment, Loans, Notes and other rights and obligations under this Agreement and all other Loan Documents to such Replacement Lender or non-Affected Lenders, as the case may be, in exchange for payment of the principal amount so assigned and all interest and fees accrued on the amount so assigned, plus all other Obligations then due and payable to the Affected Lender; provided, however, that (x) such assignment shall be in accordance with the provisions of ss.18, shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such Replacement Lender and/or non-Affected Lenders, as the case may be, and (y) prior to any such assignment, the Borrowers shall have paid to such Affected Lender all amounts properly demanded and unreimbursed under ss.ss.4.4, 4.5 and 4.8.

         ss.5.      GUARANTIES.

         ss.5.1. Guaranties. Each of the Guarantors will jointly and severally guaranty all of the Obligations pursuant to its Guaranty. The Obligations are full recourse obligations of each Borrower and each Guarantor, and all of the respective assets and properties of each Borrower and each such Guarantor shall be available for the payment in full in cash and performance of the Obligations (subject to Permitted Liens and senior claims enforceable as senior in accordance with applicable law, without the Lenders hereby agreeing to any such senior claim that is otherwise prohibited by this Agreement). Other than during the continuance of a Default or Event of Default, at the request of the Borrower Representative, the Guaranty of any Subsidiary Guarantor shall be released by the Agent if and when all of the Real Estate owned or ground-leased by such Subsidiary Guarantor shall cease (not thereby creating a Default or Event of Default) to be owned by such Subsidiary Guarantor or by any other Borrower, Guarantor, Subsidiary or other Affiliate of any of same, provided the foregoing shall never permit the release of CRC.

         ss.5.2. Limited Guaranties. Each of the individuals identified to the Agent as of the Closing Date and from time to time thereafter by the Borrower Representative (collectively, the "Limited Guarantors", which at all times shall not be an owner or ground lessee of Real Estate) shall severally guaranty such portion of the Obligations of the Borrowers as is set forth in each Limited Guaranty entered into as of the Closing Date and from time to time thereafter by each Limited Guarantor in favor of the Agent and the Lenders (as each may be amended, supplemented, modified or restated, collectively, the "Limited Guaranties"). Notwithstanding anything to the contrary contained herein, the Limited Guaranties may be amended, supplemented, modified, restated, or terminated and the identity of the Limited Guarantors may be changed, by the Borrower Representative upon written notice to the Agent.

         ss.6. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers for itself and for each of the other Borrowers and for each Guarantor insofar as any such statements relate to such Guarantor represents and warrants to the Agent and the Lenders all of the statements contained in this ss.6.

         ss.6.1.    Authority; Etc.

                  (a)      Organization; Good Standing.

                                            (i) CRLP is a limited partnership
                           duly organized, validly existing and in good standing under the laws of the State of Delaware; each of the other Borrowers and each other Subsidiary of CRLP that owns Real Estate is duly organized or formed, validly existing and in good standing as a corporation or a partnership or other entity, as the case may be, under the laws of the state of its organization or formation; each of the Borrowers and each of any Borrowers' Subsidiaries that own Real Estate has all requisite partnership or corporate or other entity, as the case may be, power to own its respective properties and conduct its respective business as now conducted and as presently contemplated; and each of the Borrowers and each of each Borrowers' Subsidiaries that own Real Estate is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where the Unencumbered Properties or other Real Estate owned or ground-leased by it are located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a materially adverse effect on any of their respective businesses, assets or financial conditions.

                                            (ii) CRC is a corporation duly
                           organized, validly existing and in good standing under the laws of the State of Maryland; each Subsidiary of CRC that owns Real Estate is duly organized or formed, validly existing and in good standing as a corporation or partnership or other entity, as the case may be, under the laws of the state of its organization or formation; CRC and each of its Subsidiaries that owns Real Estate has all requisite corporate or partnership or other entity, as the case may be, power to own its respective properties and conduct its respective business as now conducted and as presently contemplated; and CRC and each of its Subsidiaries that owns Real Estate is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where such qualification is necessary (including, as to CRC, in the State of New Jersey) except where a failure to be so qualified in such other jurisdiction would not have a materially adverse effect on the business, assets or financial condition of CRC or such Subsidiary.

                                            (iii) As to each subsequent
                           Guarantor, a provision similar, as applicable, to (a)
                           (i) or (ii) above shall be included in each such subsequent Guarantor's Subsidiary Guaranty, and the Borrowers shall be deemed to make for themselves and on behalf of each such subsequent Guarantor a representation and warranty as to such provision regarding such subsequent Guarantor.

                  (b)      Capitalization.

                                            (i) The outstanding equity of CRLP
                           is comprised of a general partner interest and limited partner interests, all of which have been duly issued and are outstanding and fully paid and non-assessable as set forth in Schedule 6.1(b) hereto. All of the issued and outstanding general partner interests of CRLP are owned and held of record by CRC. Except as disclosed in Schedule 6.1(b) hereto, as of the Closing Date there are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire any general partnership interests in CRLP. Except as disclosed in Schedule 6.1(b), there are no outstanding commitments, options, warrants, calls or other agreements (whether written or oral) binding on CRLP or CRC which require or could require CRLP or CRC to sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any general partnership interests of CRLP. Except as set forth in the Agreement of Limited Partnership of CRLP, no general partnership interests of CRLP are subject to any restrictions on transfer or any partner agreements, voting agreements, trust deeds, irrevocable proxies, or any other similar agreements or interests (whether written or oral).

                                            (ii) As of the Closing Date, the
                           authorized capital stock of, or any other equity interests in, each of CRC's Subsidiaries are as set forth in Schedule 6.1(b), and the issued and outstanding voting and non-voting shares of the common stock of each of CRC's Subsidiaries, and all of the other equity interests in such Subsidiaries, all of which have been duly issued and are outstanding and fully paid and non-assessable, are owned and held of record as set forth in Schedule 6.1(b). Except as disclosed in Schedule 6.1(b), as of the Closing Date there are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire any equity interests in any of CRC's Subsidiaries, and there are no outstanding options, warrants, or other similar rights to acquire any shares of any class in the capital of or any other equity interests in any of CRC's Subsidiaries. Except as disclosed in Schedule 6.1(b), as of the Closing Date there are no outstanding commitments, options, warrants, calls or other agreements or obligations (whether written or oral) binding on any of CRC's Subsidiaries to issue, sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any shares of any class in the capital of or other equity interests in any of CRC's Subsidiaries. Except as disclosed in Schedule 6.1(b), no shares of, or equity interests in, any of CRC's Subsidiaries held by CRC are subject to any restrictions on transfer pursuant to any of CRC's Subsidiaries' applicable partnership, charter, by-laws or any shareholder agreements, voting agreements, voting trusts, trust agreements, trust deeds, irrevocable proxies or any other similar agreements or instruments (whether written or oral).

                  (c) Due Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents to which any of the Borrowers or any of the Guarantors is a party and the transactions contemplated hereby and thereby (i) are within the authority of such Borrower and such Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of such Borrower or such Guarantor and any general partner or other controlling Person thereof, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor, (iv) do not conflict with any provision of the agreement of limited partnership, any certificate of limited partnership, the charter documents or by-laws of such Borrower or such Guarantor or any general partner or other controlling Person thereof, and (v) do not contravene any provisions of, or constitute a default, Default or Event of Default hereunder or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to such Borrower or such Guarantor or any of such Borrower's or such Guarantor's properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of any Borrower, the Operating Subsidiaries or any Guarantor) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of any Borrower, the Operating Subsidiaries or any Guarantor.

                  (d) Enforceability. Each of the Loan Documents to which any of the Borrowers or any of the Guarantors is a party has been duly executed and delivered and constitutes the legal, valid and binding obligations of each such Borrower and each such Guarantor, as the case may be, subject only to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and to the fact that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         ss.6.2. Governmental Approvals. The execution, delivery and performance by each Borrower of this Agreement and by each Borrower and each Guarantor of the other Loan Documents to which such Borrower or such Guarantor is a party and the transactions contemplated hereby and thereby do not require (i) the approval or consent of any governmental agency or authority other than those already obtained, or (ii) filing with any governmental agency or authority, other than filings which will be made with the SEC when and as required by law.

         ss.6.3.    Title to Properties; Leases.

         The Borrowers, the Guarantors and their respective Subsidiaries that own Real Estate each has good title to all of its respective Real Estate purported to be owned by it, including, without limitation, that:

                  (a) As of the Closing Date (with respect to Unencumbered Properties designated as such on the Closing Date) or the date of designation as an Unencumbered Property (with respect to Unencumbered Properties acquired and/or designated as such after the Closing Date), and in each case to its knowledge thereafter, a Borrower or (if after the Closing Date) a Guarantor holds good and clear record and marketable fee simple or leasehold title to the Unencumbered Properties, subject to no rights of others, including any mortgages, conditional sales agreements, title retention agreements, liens or encumbrances, except for Permitted Liens and, in the case of any ground-leased Unencumbered Property, the terms of such ground lease (which shall be an Eligible Ground Lease), as the same may then or thereafter be amended from time to time in a manner consistent with the requirements for an Eligible Ground Lease.

                  (b) Each of the Borrowers and each of the then Guarantors will, as of the Closing Date, own all of the assets as reflected in the financial statements of the Borrowers and CRC described in ss.6.4 or acquired in fee title since the date of such financial statements (except property and assets sold or otherwise disposed of in the ordinary course of business since that date).

                  (c) As of the Closing Date, each of the direct or indirect interests of CRC, the Borrowers or CRC's other Subsidiaries in any Partially-Owned Entity that owns Real Estate is set forth on Schedule 6.3 hereto, including the type of entity in which the interest is held, the percentage interest owned by CRC, such Borrower or such Subsidiary in such entity, the capacity in which CRC, such Borrower or such Subsidiary holds the interest, and CRC's, such Borrower's or such Subsidiary's ownership interest therein. Schedule 6.3 will be updated annually at the time of delivery of the financial statements pursuant to ss.7.4(a).

         ss.6.4. Financial Statements. The following financial statements have been furnished to each of the Lenders:

                  (a) The audited consolidated balance sheet of CRC and its Subsidiaries (including, without limitation, CRLP and its Subsidiaries) as of December 31, 1996 and their related consolidated income statements for the fiscal year ended December 31, 1996. Such balance sheet and income statements have been prepared in accordance with GAAP and fairly present the financial condition of CRC and its Subsidiaries as of the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of CRC as of such dates involving material amounts, known to the officers of the Borrowers or of CRC, not disclosed in said financial statements and the related notes thereto.

                  (b)      The SEC Filings.

         ss.6.5 Fiscal Year. The Borrowers and their respective Subsidiaries each has a fiscal year which is the twelve months ending on December 31 of each calendar year, unless changed in accordance with ss.8.9 hereof.

         ss.6.6. Franchises, Patents, Copyrights, Etc. Each Borrower, each Guarantor and each of their respective Subsidiaries that owns Real Estate possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their respective businesses substantially as now conducted without known material conflict with any rights of others, including all Permits.

         ss.6.7. Litigation. Except as stated on Schedule 6.7, as updated at the time of each compliance certificate, there are no actions, suits, proceedings or investigations of any kind pending or, to the knowledge of the Borrowers and the Guarantors, threatened against any Borrower, any Guarantor or any of their respective Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect or materially impair the rights of such Borrower or such Guarantor or to carry on their respective businesses substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained, as reflected in the applicable financial statements of CRLP and CRC, or which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

         ss.6.8. No Materially Adverse Contracts, Etc. None of any Borrower, any Guarantor or any of their respective Subsidiaries is subject to any charter, corporate, partnership or other legal restriction, or any judgment, decree, order, rule or regulation that has or is reasonably expected to have a Material Adverse Effect. None of any Borrower, any Guarantor or any of their respective Subsidiaries that owns Real Estate is a party to any contract or agreement that has or is reasonably expected, in the judgment of their respective officers, to have a Material Adverse Effect.

         ss.6.9. Compliance With Other Instruments, Laws, Etc. None of any Borrower, any Guarantor or any of their respective Subsidiaries that owns Real Estate is in violation of any provision of its partnership agreement, charter documents, bylaws or other organizational documents, as the case may be, or any respective agreement or instrument to which it is subject or by which it or any of its properties (including, in the case of CRC and CRLP, any of their respective Subsidiaries) are bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to result, individually or in the aggregate, in the imposition of substantial penalties or have a Material Adverse Effect.

         ss.6.10.   Tax Status.

                  (a) (i) Each of the Borrowers, the Guarantors and their respective Subsidiaries (A) has timely made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (B) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings, and except those which would not be in violation of ss.8.1(b) hereof and (C) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, and (ii) there are no unpaid taxes in any amount in violation of ss.8.1(b) hereof claimed to be due by the taxing authority of any jurisdiction, and the respective officers of the Borrowers and the Guarantors and their respective Subsidiaries know of no basis for any such claim.

                  (b) To the Borrowers' knowledge, each Partially-Owned Entity
(i) has timely made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and except those which would not be in violation of ss.8.1(b) hereof, and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the best of the Borrowers' knowledge, except as otherwise disclosed in writing to the Agent, there are no unpaid taxes in any amount in violation of ss.8.1(b) hereof claimed to be due by the taxing authority of any jurisdiction from any Partially-Owned Entity, and the officers of the Borrowers know of no basis for any such claim.

         ss.6.11. No Event of Default; No Materially Adverse Changes. No Default or Event of Default has occurred and is continuing. Since March 31, 1997 there has occurred no materially adverse change in the financial condition or business of CRC and its Subsidiaries or CRLP and its Subsidiaries as shown on or reflected in the SEC Filings or the consolidated balance sheet of CRC and its Subsidiaries as at March 31, 1997, or the consolidated statement of income for the fiscal quarter then ended, other than changes in the ordinary course of business that have not had a Material Adverse Effect on the Borrowers, Guarantors and their respective Subsidiaries, taken as a whole.

         ss.6.12. Investment Company Acts. None of any Borrower, any Guarantor or any of their respective Subsidiaries is an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         ss.6.13. Absence of UCC Financing Statements, Etc. Except for Permitted Liens, as of the Closing Date there will be no financing statement, security agreement, chattel mortgage, real estate mortgage, equipment lease, financing lease, option, encumbrance or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien or encumbrance on, or security interest in, any Unencumbered Property. Neither any Borrower nor any Guarantor has pledged or granted any lien on or security interest in or otherwise encumbered or transferred any of their respective interests in any Subsidiary (including in the case of CRC, its interests in CRLP, and in the case of any Borrower, its interests in the Operating Subsidiaries) or in any Partially-Owned Entity, except for the Harborside Pledged Interests pledged to PSC in connection with the Harborside Transaction.

         ss.6.14. Absence of Liens A Borrower or a Guarantor is the owner of or the holder of a ground leasehold interest under an Eligible Ground Lease in the Unencumbered Properties free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

         ss.6.15. Certain Transactions. Except as set forth on Schedule 6.15 or for transactions that have been determined by the Board of Directors of the relevant Borrower, Guarantor or Subsidiary (or its respective general partner) to be on terms as favorable to such Person as in an arms-length transaction with a third party, none of the officers, partners, directors, or employees of any Borrower or any Guarantor or any of their respective Subsidiaries is presently a party to any transaction with any Borrower, any Guarantor or any of their respective Subsidiaries (other than for or in connection with services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, partner, director or such employee or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any officer, partner, director, or any such employee or natural Person related to such officer, partner, director or employee or other Person in which such officer, partner, director or employee has a direct or indirect beneficial interest has a substantial interest or is an officer, director, trustee or partner.

         ss.6.16.   Employee Benefit Plans.

                  ss6.16.1 In General. Each Employee Benefit Plan and each Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by ss.412 of ERISA. The Borrowers have heretofore delivered to the Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under ss.103(d) of ERISA, with respect to each Guaranteed Pension Plan.

                  ss6.16.2 Terminability of Welfare Plans. No Employee Benefit Plan, which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws. The Borrowers may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrowers without material liability to any Person other than for claims arising prior to termination.

                  ss6.16.3 Guaranteed Pension Plans. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of ss.302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and neither any Borrower or any Guarantor nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by any Borrower or any Guarantor or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of ss.4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities, by more than $500,000.

                  ss.6.16.4 Multiemployer Plans. Neither any Borrower nor any Guarantor nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under ss.4201 of ERISA or as a result of a sale of assets described in ss.4204 of ERISA. Neither any Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of ss.4241 or ss.4245 of ERISA or is at material risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under ss.4041A of ERISA.

         ss.6.17. Regulations U and X. The proceeds of the Loans shall be used for the purposes described in ss.7.12. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

         ss.6.18. Environmental Compliance. The Borrowers have caused environmental assessments to be conducted and/or taken other steps to investigate the past and present environmental condition and usage of the Real Estate and the operations conducted thereon. Except as disclosed in the environmental assessments provided to the Agent pursuant to ss.10.7 and based upon such assessments and/or investigation, to the Borrowers' knowledge, the Borrowers have determined that:

                  (a) None of any Borrower, any Guarantor, any of their respective Subsidiaries or any operator of the Real Estate or any portion thereof, or any operations thereon is in violation, or alleged violation (in writing), of any judgment, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance or order relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation or alleged violation (in writing) has, or its remediation would have, by itself or when aggregated with all such other violations or alleged violations, a Material Adverse Effect or constitutes a Disqualifying Environmental Event.

                  (b) None of any Borrower, any Guarantor or any of their respective Subsidiaries has received notice from any third party, including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA) as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986),
(ii) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substances as defined by 42 U.S.C. ss. 9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that any Borrower, any Guarantor or any of their respective Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law, or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances; which event described in any such notice would have a Material Adverse Effect or constitutes a Disqualifying Environmental Event.

                  (c) (i) No portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of any Real Estate except in accordance with applicable Environmental Laws, (ii) in the course of any activities conducted by the Borrowers, the Guarantors, their respective Subsidiaries or to the knowledge of the Borrowers, without any independent inquiry other than as set forth in the environmental assessments, the operators of the Real Estate, or any ground or space tenants on any Real Estate, no Hazardous Substances have been generated or are being used on such Real Estate except in accordance with applicable Environmental Laws,
(iii) there has been no present or past releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "Release") or threatened Release of Hazardous Substances on, upon, into or from the Real Estate, (iv) to the knowledge of the Borrowers without any independent inquiry other than as set forth in the environmental assessments, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on such Real Estate, and (v) any Hazardous Substances that have been generated by a Borrower or a Guarantor or any of their respective Subsidiaries at any of the Real Estate have been transported off-site only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws; any of which events described in clauses (i) through (v) above would have a Material Adverse Effect, or constitutes a Disqualifying Environmental Event.

                  (d) By virtue of the use of the Loans proceeds contemplated hereby, or as a condition to the effectiveness of any of the Loan Documents, none of any Borrower, any Guarantor or any of the Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement.

         ss.6.19. Subsidiaries. As of the Closing Date, Schedule 6.19 sets forth all of the respective Subsidiaries of CRC or CRLP and any other Borrower or Guarantor, and Schedule 6.19 will be updated annually at the time of delivery of the financial statements pursuant to ss.7.4(a) to reflect any changes, including subsequent Guarantor and its Subsidiaries, if any.

         ss.6.20. Loan Documents. All of the representations and warranties of the Borrowers and the Guarantors made in this Agreement and in the other Loan Documents or any document or instrument delivered to the Agent or the Lenders pursuant to or in connection with any of such Loan Documents are true and correct in all material respects and do not include any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make such representations and warranties not materially misleading.

         ss.6.21. REIT Status. CRC has not taken any action that would prevent it from maintaining its qualification as a REIT for its tax year ended December 31, 1996 or from maintaining such qualification at all times during the term of the Loans.

         ss.6.22. Subsequent Guarantors. The foregoing representations and warranties in ss.6.3 through ss.6.20, as the same are true, correct and applicable to Guarantors existing on the Closing Date, shall be true, correct and applicable to each subsequent Guarantor in all material respects as of the date it becomes a Guarantor.

         ss.7. AFFIRMATIVE COVENANTS OF THE BORROWERS AND THE GUARANTORS. Each of the Borrowers for itself and on behalf of each of the Guarantors (if and to the extent expressly included in Subsections contained in this Section) covenants and agrees that, so long as any Loan, Letter of Credit or Note is outstanding or the Lenders have any obligation to make any Loans or any Lender has any obligation to issue, extend or renew any Letters of Credit:

         ss.7.1. Punctual Payment. The Borrowers will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest, fees, charges and other amounts provided for in this Agreement and the other Loan Documents, all in accordance with the terms of this Agreement and the Notes, and the other Loan Documents.

         ss.7.2. Maintenance of Office. Each of the Borrowers and the Guarantors will maintain its chief executive office in Cranford, New Jersey, or at such other place in the United States of America as each of them shall designate upon written notice to the Agent to be delivered within five (5) days of such change, where notices, presentations and demands to or upon the Borrowers and the Guarantors, as the case may be, in respect of the Loan Documents may be given or made.

         ss.7.3. Records and Accounts. Each of the Borrowers and the Guarantors will (a) keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP in all material respects, and will cause each of its Subsidiaries that owns Real Estate to keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP in all material respects, (b) maintain adequate accounts and reserves for all taxes (including income taxes), contingencies, depreciation and amortization of its properties and the properties of its Subsidiaries and (c) at all times engage Price Waterhouse LLP or other Accountants as the independent certified public accountants of CRC, CRLP and their respective Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of CRC, CRLP and their respective Subsidiaries and the appointment in such capacity of a successor firm as Accountants.

         ss.7.4. Financial Statements, Certificates and Information. The Borrowers will deliver and will cause CRC to deliver to the Agent:

                  (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each of its fiscal years:

                                            (i) in the case of CRLP, if
                           prepared, the audited consolidated balance sheet of CRLP and its subsidiaries at the end of such year, and the related audited consolidated statements of operations, owner's equity (deficit) and cash flows for the year then ended, in each case (except for statements of cash flow and owner's equity) with supplemental consolidating schedules provided by CRLP; and

                                            (ii) in the case of CRC, the audited
                           consolidated balance sheet of CRC and its subsidiaries (including, without limitation, CRLP and its subsidiaries) at the end of such year, and the related audited consolidated statements of operations, stockholders' equity (deficit) and cash flows for the year then ended, in each case with supplemental consolidating schedules (except for statements of cash flow and stockholders' equity) provided by CRC;

each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and, in each case, accompanied by an auditor's report prepared without qualification by the Accountants;

                  (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of its fiscal quarters:

                                            (i) in the case of CRLP, if
                           prepared, copies of the unaudited consolidated balance sheet of CRLP and its subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of operations, owner's equity (deficit) and cash flows for the portion of CRLP's fiscal year then elapsed, with supplemental consolidating schedules (except with respect to statements of cash flow and owner's equity) provided by CRLP; and

                                            (ii) in the case of CRC, copies of
                           the unaudited consolidated balance sheet of CRC and its subsidiaries (including, without limitation, CRLP and its subsidiaries) as at the end of such quarter, and the related unaudited consolidated statements of operations, stockholders' equity (deficit) and cash flows for the portion of CRC's fiscal year then elapsed, with supplemental consolidating schedules (except with respect to statements of cash flow and stockholders' equity) provided by CRC;

all in reasonable detail and prepared in accordance with GAAP on the same basis as used in preparation of CRC's Form 10-Q statements filed with the SEC, together with a certification by the chief financial officer of CRLP or CRC, as applicable, that the information contained in such financial statements fairly presents the financial position of CRLP or CRC (as the case may be) and its subsidiaries on the date thereof (subject to year-end adjustments);

                  (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement in the form of Exhibit D hereto signed by the chief financial officer of the CRLP or CRC, as applicable, and (if applicable) reconciliations to reflect changes in GAAP since the applicable Financial Statement Date, but only to the extent that such changes in GAAP affect the financial covenants set forth in ss.9 hereof; and, in the case of CRLP, setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.9 hereof;

                  (d) promptly if requested by the Agent, a copy of each report (including any so-called letters of reportable conditions or letters of no material weakness) submitted to any Borrower, CRC, or any other Guarantor or any of their respective subsidiaries by the Accountants in connection with each annual audit of the books of any Borrower, CRC, or any other Guarantor or such subsidiary by such Accountants or in connection with any interim audit thereof pertaining to any phase of the business of any Borrower, CRC or any other Guarantor or any such subsidiary;

                  (e) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature sent to the holders of any Indebtedness of any Borrower or any Guarantor (other than the Loans) for borrowed money, to the extent that the information or disclosure contained in such material refers to or could reasonably be expected to have a Material Adverse Effect;

                  (f) subject to subsection (g) below, contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the SEC or sent to the stockholders of CRC;

                  (g) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of CRC, copies of the Form 10-K statement filed by CRC with the SEC for such fiscal year, and as soon as practicable, but in any event not later than forty-five (45) days after the end of each fiscal quarter of CRC, copies of the Form 10-Q statement filed by CRC with the SEC for such fiscal quarter, provided that, in either case, if CRC has filed an extension for the filing of such statements, CRC shall deliver such statements to the Agent within ten (10) days after the filing thereof with the SEC which filing shall be within fifteen (15) days of CRC's filing for such extension or such sooner time as required to avert a Material Adverse Effect on CRC;

                  (h) from time to time, but not more frequently than once each calendar quarter so long as no Default or Event of Default has occurred and is continuing, such other financial data and information about the Borrowers, CRC, the other Guarantors, their respective Subsidiaries, the Real Estate and the Partially-Owned Entities as the Agent or any Lender acting through the Agent may reasonably request, and which is prepared by such Person in the normal course of its business or is required for securities and tax law compliance including without limitation complete rent rolls for the Unencumbered Properties and summary rent rolls for the other Real Estate, existing environmental reports, and insurance certificates with respect to the Real Estate (including the Unencumbered Properties) and tax returns (following the occurrence of a Default or Event of Default or, in the case of CRC, to confirm CRC's REIT status); and

                  (i) simultaneously with the delivery of the financial statements referred to in subsection (a) above, updates to Schedule 6.3 and
Schedule 6.19 hereto.

         ss.7.5.    Notices.

                  (a) Defaults. The Borrowers will, and will cause each Guarantor, as applicable, to, promptly notify the Agent in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of (x) a claimed default (whether or not constituting a Default or Event of Default under this

Agreement) or (y) a claimed default by any Borrower, any Guarantor or any of their respective Subsidiaries, as applicable, under any note, evidence of Indebtedness, indenture or other obligation for borrowed money to which or with respect to which any of them is a party or obligor, whether as principal, guarantor or surety, and such default would permit the holder of such note or obligation or other evidence of Indebtedness to accelerate the maturity thereof or otherwise cause the entire Indebtedness to become due, the Borrower Representative, CRC or such other Guarantor, as the case may be, shall forthwith give written notice thereof to the Agent, describing the notice or action and the nature of the claimed failure to comply.

                  (b) Environmental Events. Each Borrower will, and will cause each Guarantor to, promptly give notice in writing to the Agent (i) upon such Borrower's or such Guarantor's obtaining knowledge of any material violation of any Environmental Law affecting any Real Estate or such Borrower's or such Guarantor's operations or the operations of any of their Subsidiaries, (ii) upon such Borrower's or such Guarantor's obtaining knowledge of any known Release of any Hazardous Substance at, from, or into any Real Estate which it reports in writing or is reportable by it in writing to any governmental authority and which is material in amount or nature or which could materially adversely affect the value of such Real Estate, (iii) upon such Borrower's or such Guarantor's receipt of any notice of material violation of any Environmental Laws or of any material Release of Hazardous Substances in violation of any Environmental Laws or any matter that may be a Disqualifying Environmental Event, including a notice or claim of liability or potential responsibility from any third party (including without limitation any federal, state or local governmental officials) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) such Borrower's or such Guarantor's or any other Person's operation of any Real Estate, (B) contamination on, from or into any Real Estate, or (C) investigation or remediation of off-site locations at which such Borrower or such Guarantor or any of its predecessors are alleged to have directly or indirectly disposed of Hazardous Substances, or (iv) upon such Borrower's or such Guarantor's obtaining knowledge that any expense or loss has been incurred by such governmental authority in connection with the assessment, containment, removal or remediation of any Hazardous Substances with respect to which such Borrower or such Guarantor or any Partially-Owned Entity may be liable or for which a lien may be imposed on any Real Estate; any of which events described in clauses (i) through
(iv) above would have a Material Adverse Effect or constitute a Disqualifying Environmental Event with respect to any Unencumbered Property.

                  (c) Notification of Claims against Unencumbered Properties. Each Borrower will, and will cause each Guarantor to, promptly upon becoming aware thereof, notify the Agent in writing of any setoff, claims, withholdings or other defenses to which any of the Unencumbered Properties are subject, which
(i) would have a material adverse effect on the value of such Unencumbered Property, (ii) would have a Material Adverse Effect, or (iii) with respect to such Unencumbered Property, would constitute a Disqualifying Environmental Event or a Lien which is not a Permitted Lien.

                  (d) Notice of Litigation and Judgments. Each Borrower will, and will cause each Guarantor and each Guarantor's Subsidiaries to, and the Borrowers will cause each of their respective Subsidiaries to, give notice to the Agent in writing within ten (10) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings an adverse determination in which could reasonably be expected to have a Material Adverse Effect or materially adversely affect any Unencumbered Property, or to which any Borrower, any Guarantor or any of their respective Subsidiaries is or is to become a party involving an uninsured claim against any Borrower, any Guarantor or any of their respective Subsidiaries that could reasonably be expected to have a Materially Adverse Effect or materially adversely affect the value or operation of the Unencumbered Properties and stating the nature and status of such litigation or proceedings. Each Borrower will, and will cause each of the Guarantors and the Subsidiaries to, give notice to the Agent, in writing, in form and detail reasonably satisfactory to the Agent, within ten
(10) days of any judgment not covered by insurance, final or otherwise, against any Borrower, any Guarantor or any of their Subsidiaries in an amount in excess of $1,000,000.

                  (e) Acquisition of Real Estate. The Borrower Representative shall promptly provide the Agent and the Lenders with any press releases relating to the acquisition of any Real Estate by any Borrower, any Guarantor, any of their respective Subsidiaries or any Partially-Owned Entity. In addition, to the extent not otherwise provided to the Agent in its press release and Form 10-Q filings with the SEC, the Borrower Representative shall provide to the Agent on a quarterly basis together with the financial statements referred to in ss.7.4(b) the following information with respect to all Real Estate acquired during the prior quarter: its address, a brief description, a brief summary of the key business terms of such acquisition (including sources and uses of funds for such acquisition), a brief summary of the principal terms of any financing for such Real Estate, and a statement as to whether such Real Estate qualifies as an Unencumbered Property.

         ss.7.6. Existence of Borrowers and Subsidiary Guarantors; Maintenance of Properties. Each of the Borrowers for itself and for each Subsidiary Guarantor insofar as any such statements relate to such Subsidiary Guarantor will do or cause to be done all things necessary to, and shall, preserve and keep in full force and effect its existence as a limited partnership or its existence as another legally constituted entity, and will do or cause to be done all things necessary to preserve and keep in full force all of its material rights and franchises and those of its Subsidiaries. Each Borrower (a) will cause all necessary repairs, renewals, replacements, betterments and improvements to be made to all Real Estate owned or controlled by it or by any of its Subsidiaries or any Subsidiary Guarantor, all as in the judgment of such Borrower or such Subsidiary or such Subsidiary Guarantor may be necessary so that the business carried on in connection therewith may be properly conducted at all times, subject to the terms of the applicable Leases and partnership agreements or other entity charter documents, (b) will cause all of its other properties and those of its Subsidiaries and the Subsidiary Guarantors used or useful in the conduct of its business or the business of its Subsidiaries or such Subsidiary Guarantor to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, ordinary wear and tear excepted, and (c) will, and will cause each of its Subsidiaries and each Subsidiary Guarantor to, continue to engage primarily in the businesses now conducted by it and in related businesses consistent with the requirements of the fourth sentence of ss.7.7 hereof; provided that nothing in this ss.7.6 shall prevent any Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of such Borrower, desirable in the conduct of its or their business and such discontinuance does not cause a Default or an Event of Default hereunder and does not in the aggregate have a Material Adverse Effect on the Borrowers, Guarantors and their respective Subsidiaries taken as a whole.

         ss.7.7. Existence of CRC; Maintenance of REIT Status of CRC; Maintenance of Properties. The Borrowers will cause CRC to do or cause to be done all things necessary to preserve and keep in full force and effect CRC's existence as a Maryland corporation. The Borrowers will cause CRC at all times to maintain its status as a REIT and not to take any action which could lead to its disqualification as a REIT. The Borrowers shall cause CRC at all times to maintain its listing on the New York Stock Exchange. The Borrowers will cause CRC to continue to operate as a fully-integrated, self-administered and self-managed real estate investment trust which, together with its Subsidiaries (including, without limitation CRLP) owns and operates an improved property portfolio comprised primarily (i.e., 85% or more by value) of office, office/flex, warehouse and industrial/warehouse properties. The Borrowers will cause CRC not to engage in any business other than the business of acting as a REIT and serving as the general partner and limited partner of CRLP, as a member, partner or stockholder of other Persons and as a Guarantor. The Borrowers shall cause CRC to conduct all or substantially all of its business operations through CRLP or through subsidiary partnerships or other entities in which (x) CRLP directly or indirectly owns at least 95% of the economic interests and (y) CRC directly or indirectly (through wholly-owned Subsidiaries) acts as sole general partner or managing member. The Borrowers shall cause CRC not to own real estate assets outside of its interests in CRLP. The Borrowers will cause CRC to do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises and those of its Subsidiaries. The Borrowers will cause CRC (a) to cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, ordinary wear and tear excepted, (b) to cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of CRC may be necessary so that the business carried on in connection therewith may be properly conducted at all times, and (c) to cause each of its Subsidiaries to continue to engage primarily in the businesses now conducted by it and in related businesses, consistent with the requirements of the fourth sentence of this ss.7.7; provided that nothing in this ss.7.7 shall prevent CRC from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of CRC, desirable in the conduct of its or their business and such discontinuance does not cause a

Default or an Event of Default hereunder and does not in the aggregate materially adversely affect the business of CRC and its Subsidiaries on a consolidated basis.

         ss.7.8. Insurance. Each Borrower will, and will cause each Guarantor to, maintain with respect to its properties, and will cause each of its Subsidiaries to maintain with financially sound and reputable insurers, insurance with respect to such properties and its business against such casualties and contingencies as shall be commercially reasonable and in accordance with the customary and general practices of businesses having similar operations and real estate portfolios in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent for such businesses.

         ss.7.9. Taxes. Each Borrower will, and will cause each Guarantor to, pay or cause to be paid real estate taxes, other taxes, assessments and other governmental charges against the Real Estate before the same become delinquent and will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon its sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of the Real Estate; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower or such Guarantor shall have set aside on its books adequate reserves with respect thereto; and provided further that such Borrower or such Guarantor will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor. If requested by the Agent, the Borrowers will provide evidence of the payment of real estate taxes, other taxes, assessments and other governmental charges against the Real Estate in the form of receipted tax bills or other form reasonably acceptable to the Agent. Notwithstanding the foregoing, a breach of the covenants set forth in this ss.7.9 shall only constitute an Event of Default if such breach results in a violation of the covenant set forth in ss.8.1(b) hereof.

         ss.7.10. Inspection of Properties and Books. Each Borrower will, and will cause each Guarantor to, permit the Lenders, coordinated through the Agent,
(a) on an annual basis as a group, or more frequently if required by law or by regulatory requirements of a Lender or if a Default or an Event of Default shall have occurred and be continuing, to visit and inspect any of the properties of any Borrower, any Guarantor or any of their respective Subsidiaries, and to examine the books of account of the Borrowers, the Guarantors and their respective Subsidiaries (and to make copies thereof and extracts therefrom) and
(b) to discuss the affairs, finances and accounts of the Borrowers, the Guarantors and their respective Subsidiaries with, and to be advised as to the same by, its officers, all at such reasonable times and intervals during normal business hours as the Agent may reasonably request; provided that the Borrowers shall only be responsible for the costs and expenses incurred by the Agent in connection with such inspections after the occurrence and during the continuance of an Event of Default; and provided further that such Person has executed a confidentiality agreement in substantially the form executed by Fleet as of the date hereof. The Agent and each Lender agrees to treat any non-public information delivered or made available by the Borrowers to it in accordance with the provisions of the confidentiality agreement executed by such Person.

         ss.7.11. Compliance with Laws, Contracts, Licenses, and Permits. Each Borrower will, and will cause each Guarantor to, comply with, and will cause each of their respective Subsidiaries to comply with (a) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including, without limitation, all Environmental Laws and all applicable federal and state securities laws, (b) the provisions of its partnership agreement and certificate or corporate charter and other charter documents and by-laws, as applicable, (c) all material agreements and instruments to which it is a party or by which it or any of its properties may be bound (including the Real Estate and the Leases) and (d) all applicable decrees, orders, and judgments; provided that any such decree, order or judgment need not be complied with if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower or such Guarantor shall have set aside on its books adequate reserves with respect thereto; and provided further that such Borrower or such Guarantor will comply with any such, decree, order or judgment forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

         ss.7.12. Use of Proceeds. Subject at all times to the other provisions this Agreement, the Borrowers will use the proceeds of the Loans solely (a) to finance the acquisition, renovation and development of office, office/flex, industrial/warehouse and multifamily residential properties, (b) to finance the repayment of Indebtedness, and (c) for general working capital needs (including letters of credit).

         ss.7.13. Acquisition of Unencumbered Properties. The Borrowers shall promptly, but in any event within thirty (30) days of the acquisition of an Unencumbered Property or the qualification of any Real Estate as an Unencumbered Property, deliver to the Agent a copy of the Title Policy or commitment for a Title Policy and the final environmental site assessment for such Unencumbered Property.

         ss.7.14.   Additional Guarantors; Solvency of Guarantors.

                  (a) If, after the Closing Date, a Subsidiary, that is not a Borrower or Guarantor, acquires any Real Estate that then or thereafter qualifies under (a)-(d) of the definition of Unemcumbered Property, the Borrowers shall cause such Person (which Person must be or become a wholly-owned Subsidiary) to execute and deliver a Guaranty to the Agent and the Lenders in substantially the form of Exhibit B hereto. Such Guaranty shall evidence consideration and equivalent value. The Borrowers will not permit any Guarantor that owns or ground leases any Unencumbered Properties to have any Subsidiaries unless such Subsidiary's business, obligations and undertakings are exclusively related to the business of such Guarantor in the ownership of the Unencumbered Properties.

                  (b) Each Borrower, CRC, and each Subsidiary Guarantor is solvent, other than for Permitted Event(s) permitted by this Agreement which shall be the only Non-Material Breaches under this ss.7.14(b).

         ss.7.15. Further Assurances. Each Borrower will, and will cause each Guarantor to, cooperate with, and to cause each of its Subsidiaries to cooperate with, the Agent and the Lenders and execute such further instruments and documents as the Lenders or the Agent shall reasonably request to carry out to their reasonable satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

         ss.7.16.   [Intentionally Omitted]

         ss.7.17. Environmental Indemnification. The Borrowers jointly and severally covenant and agree that they will indemnify and hold the Agent and each Lender, and each of their respective Affiliates, harmless from and against any and all claims, expense, damage, loss or liability incurred by the Agent or any Lender (including all reasonable costs of legal representation incurred by the Agent or any Lender in connection with any investigative, administrative or judicial proceeding, whether or not the Agent or any Lender is party thereto, but excluding, as applicable for the Agent or a Lender, any claim, expense, damage, loss or liability as a result of the gross negligence or willful misconduct of the Agent or such Lender or any of their respective Affiliates) relating to (a) any Release or threatened Release of Hazardous Substances on any Real Estate; (b) any violation of any Environmental Laws with respect to conditions at any Real Estate or the operations conducted thereon; (c) the investigation or remediation of off-site locations at which any Borrower, any Guarantor or any of their respective Subsidiaries or their predecessors are alleged to have directly or indirectly disposed of Hazardous Substances; or (d) any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances relating to Real Estate (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property). In litigation, or the preparation therefor, the Lenders and the Agent shall be entitled to select their own counsel and participate in the defense and investigation of such claim, action or proceeding, and the Borrowers shall bear the expense of such separate counsel of the Agent and the Lenders if (i) in the written opinion of counsel to the Agent and the Lenders, use of counsel of the Borrowers' choice could reasonably be expected to give rise to a conflict of interest, (ii) the Borrowers shall not have employed counsel reasonably satisfactory to the Agent and the Lenders within a reasonable time after notice of the institution of any such litigation or proceeding, or (iii) the Borrower Representative authorizes the Agent and the Lenders to employ separate counsel at the Borrowers' expense. It is expressly acknowledged by each Borrower that this covenant of indemnification shall survive the payment of the Loans and shall inure to the benefit of the Agent and the Lenders and their respective Affiliates, their respective successors, and their respective assigns under the Loan Documents permitted under this Agreement.

         ss.7.18. Response Actions. Each Borrower covenants and agrees that if any Release or disposal of Hazardous Substances shall occur or shall have occurred on any Real Estate owned by it or any of its Subsidiaries, such Borrower will cause the prompt containment and removal of such Hazardous Substances and remediation of such Real Estate if necessary to comply with all Environmental Laws.

         ss.7.19. Environmental Assessments. If the Majority Lenders have reasonable grounds to believe that a Disqualifying Environmental Event has occurred with respect to any Unencumbered Property, after reasonable notice by the Agent, whether or not a Default or an Event of Default shall have occurred, the Majority Lenders may determine that the affected Real Estate no longer qualifies as an Unencumbered Property; provided that prior to making such determination, the Agent shall give the Borrower Representative reasonable notice and the opportunity to obtain one or more environmental assessments or audits of such Unencumbered Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent, which approval will not be unreasonably withheld, to evaluate or confirm
(i) whether any Release of Hazardous Substances has occurred in the soil or water at such Unencumbered Property and (ii) whether the use and operation of such Unencumbered Property materially complies with all Environmental Laws (including not being subject to a matter that is a Disqualifying Environmental Event). Such assessment will then be used by the Agent to determine whether a Disqualifying Environmental Event has in fact occurred with respect to such Unencumbered Property. All such environmental assessments shall be at the sole cost and expense of the Borrowers.

         ss.7.20.   Employee Benefit Plans.

                  (a) In General. Each Employee Benefit Plan maintained by any Borrower, any Guarantor or any of their respective ERISA Affiliates will be operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions.

                  (b) Terminability of Welfare Plans. With respect to each Employee Benefit Plan maintained by any Borrower, any Guarantor or any of their respective ERISA Affiliates which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, such Borrower, such Guarantor, or any of their respective ERISA Affiliates, as the case may be, has the right to terminate each such plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) without material liability other than liability to pay claims incurred prior to the date of termination.

                  (c) Unfunded or Underfunded Liabilities. The Borrowers will not, and will not permit any Guarantor to, at any time, have accruing or accrued unfunded or underfunded liabilities with respect to any Employee Benefit Plan, Guaranteed Pension Plan or Multiemployer Plan, or permit any condition to exist under any Multiemployer Plan that would create a withdrawal liability.

         ss.7.21. No Amendments to Certain Documents. The Borrowers will not, and will not permit any Guarantor to, at any time cause or permit its certificate of limited partnership, agreement of limited partnership, articles of incorporation, by-laws or other charter documents, as the case may be, to be modified, amended or supplemented in any respect whatever, without (in each case) the express prior written consent or approval of the Agent, if such changes would adversely affect CRC's REIT status or otherwise materially adversely affect the rights of the Agent and the Lenders hereunder or under any other Loan Document.

         ss.7.22. Primary Credit Facility. The Borrowers will at all times use this Agreement as the Borrower's primary revolving credit agreement and will not at any time during the term of this Agreement permit that ratio of (a) the sum of the outstanding principal balance of the Loans plus the Maximum Drawing Amount to (b) the Total Commitment to be less than the corresponding ratio under any other revolving credit agreement maintained by any Borrower or any Guarantor, including CRC.

         ss.7.23. Management. Except by reason of death or incapacity, at least three (3) of the Key Management Individuals (as hereinafter defined) shall remain active in the executive and/or operational management, in their current (or comparable) positions, of CRC (which is and shall remain the sole general partner and management of CRLP); provided, however, if at least three (3) of the Key Management Individuals are not so active in such positions (except by reason of death or incapacity as aforesaid), then within ninety (90) days of the occurrence of such event, CRC shall propose and appoint such individual(s) of comparable experience, reputation and otherwise reasonably acceptable to the Majority Lenders to such position(s) such that, after such appointment, such acceptable replacement individuals, together with the Key Management Individuals remaining so active in such positions with CRC, if any, total at least three
(3). For purposes hereof, "Key Management Individuals" shall mean and include John J. Cali, Thomas A. Rizk, John R. Cali, Brant B. Cali, and Barry Lefkowitz.

         ss.7.24. Distributions in the Ordinary Course. In the ordinary course of business CRLP causes all of its and CRC's Subsidiaries to make Distributions, as described in clause (iii) of the definition thereof, upstream to CRLP and CRC, and shall continue to follow such ordinary course of business.

         ss.8. CERTAIN NEGATIVE COVENANTS OF THE BORROWERS AND THE GUARANTORS. Each Borrower for itself and on behalf of the Guarantors covenants and agrees that, so long as any Loan, Letter of Credit or Note is outstanding or any of the Lenders has any obligation to make any Loans or any Lender has any obligation to issue, extend or renew any Letters of Credit:

         ss.8.1.    Restrictions on Indebtedness.

         The Borrowers and the Guarantors may, and may permit their respective Subsidiaries to, create, incur, assume, guarantee or be or remain liable for, contingently or otherwise, any Indebtedness other than the specific Indebtedness which is prohibited under this ss.8.1 and with respect to which each of the Borrowers and the Guarantors will not, and will not permit any Subsidiary to, create, incur, assume, guarantee or be or remain liable for, contingently or otherwise, singularly or in the aggregate as follows:

                  (a) Indebtedness which would result in a Default or Event of Default under ss.9 hereof or under any other provision of this Agreement;

                  (b) An aggregate amount in excess of $5,000,000 at any one time in respect of (i) taxes, assessments, governmental charges or levies and claims for labor, materials and supplies for which payment therefor is required to be made in accordance with the provisions of ss.7.9 and has not been timely made, (ii) uninsured judgments or awards, with respect to which the applicable periods for taking appeals have expired, or with respect to which final and unappealable judgments or awards have been rendered, and (iii) current unsecured liabilities incurred in the ordinary course of business, which (A) are overdue for more than sixty (60) days, and (B) are not being contested in good faith.

         The terms and provisions of this ss.8.1 are in addition to, and not in limitation of, the covenants set forth in ss.9 of this Agreement.

         ss.8.2. Restrictions on Liens, Etc. None of any Borrower, any Guarantor, any Operating Subsidiary and any wholly-owned Subsidiary will: (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse (the foregoing items (a) through (e) being sometimes referred to in this ss.8.2 collectively as "Liens"), provided that the Borrowers, the Guarantors and any Subsidiary may create or incur or suffer to be created or incurred or to exist:

                  (i) Liens securing taxes, assessments, governmental charges (including, without limitation, water, sewer and similar charges) or levies or claims for labor, material and supplies, the Indebtedness with respect to which is not prohibited by ss.8.1(b);

                  (ii) deposits or pledges made in connection with, or to secure payment of, worker's compensation, unemployment insurance, old age pensions or other social security obligations; and deposits with utility companies and other similar deposits made in the ordinary course of business;

                  (iii) Liens (other than affecting the Unencumbered Properties) in respect of judgments or awards, the Indebtedness with respect to which is not prohibited by ss.8.1(b);

                  (iv) encumbrances on properties consisting of easements, rights of way, covenants, notice of use limitations under Environmental Laws, restrictions on the use of real property and defects and irregularities in the title thereto; landlord's or lessor's Liens under Leases to which any Borrower, any Guarantor, or any Subsidiary is a party or bound; purchase options granted at a price not less than the market value of such property; and other similar Liens or encumbrances on properties, none of which interferes materially and adversely with the use of the property affected in the ordinary conduct of the business of the owner thereof, and which matters neither (x) individually or in the aggregate have a Material Adverse Effect nor (xx) make title to such property unmarketable by the conveyancing standards in effect where such property is located;

                  (v) any Leases (excluding "synthetic leases") entered into good faith with Persons that are not Affiliates; provided that Leases with Affiliates on market terms and with monthly market rent payments required to be paid are Permitted Liens;

                  (vi) Liens and other encumbrances or rights of others which exist on the date of this Agreement and which do not otherwise constitute a breach of this Agreement;

                  (vii) as to Real Estate which are acquired after the date of this Agreement, Liens and other encumbrances or rights of others which exist on the date of acquisition and which do not otherwise constitute a breach of this Agreement;

                  (viii) Liens affecting the Unencumbered Properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal, so long as execution is not levied thereunder or in respect of which, at the time, a good faith appeal or proceeding for review is being prosecuted, and in respect of which a stay of execution shall have been obtained pending such appeal or review; provided that the Borrowers shall have obtained a bond or insurance with respect thereto to the Agent's reasonable satisfaction;

                  (ix) Liens securing Indebtedness for the purchase price of capital assets (other than Real Estate but including Indebtedness in respect of Capitalized Leases for equipment and other equipment leases) to the extent not otherwise prohibited by ss.8.1; and

                  (x) other Liens (other than affecting the Unencumbered Properties) in connection with any Indebtedness not prohibited under ss.8.1 which do not otherwise result in a Default or Event of Default under this Agreement.

         Notwithstanding the foregoing provisions of this ss.8.2, the failure of any Unencumbered Property to comply with the covenants set forth in this ss.8.2 shall result in such Unencumbered Property's no longer qualifying as Unencumbered Property under this Agreement, but such disqualification shall not by itself constitute a Default or Event of Default, unless the cause of such non-qualification otherwise constitutes a Default or an Event of Default.

         ss.8.3. Restrictions on Investments. None of any Borrower, any Guarantor, or any Subsidiary will make or permit to exist or to remain outstanding any Investment except Investments in:

                  (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase;

                  (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000 provided that any such deposits may be moved to a qualifying bank within thirty (30) days after any Borrower, Guarantor or Subsidiary has knowledge that any depository bank no longer has total assets in excess of such amounts;

                  (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof, or in both cases any governmental subdivision, that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's, and not less than "A 1" if rated by S&P;

                  (d) Investments existing on the Closing Date and listed on
Schedule 8.3(d) hereto;

                  (e) So long as no Event of Default enumerated in ss.8.7(a)(ii) has occurred and is continuing or would occur after giving effect thereto, acquisitions of Real Estate consistent with the requirements of the fourth sentence of ss.7.7 hereof and the equity of Persons, provided (i) that within thirty (30) days after any such Investment the total assets of CRLP, CRC and their Subsidiaries, taken as a whole, shall be comprised of assets of which eighty five percent (85%) or more comply with the parameters of the fourth sentence of ss.7.7 hereof and (ii) that the Borrowers shall not permit any of their Subsidiaries which is not a Borrower or a Guarantor, or which does not become a Borrower or a Guarantor, to acquire any Unencumbered Property, and in all cases such Borrower or Guarantor shall be a wholly-owned Subsidiary of CRLP;

                  (f) any Investments now or hereafter made in any Borrower, Guarantor or other Subsidiary, as identified or which will be identified from time to time in Schedule 8.3(f) hereto, which Schedule 8.3(f) shall be updated annually at the time of the delivery of the financial statements referred to in ss. 7.4(a) hereof;

                  (g) Investments in respect of (1) equipment, inventory and other tangible personal property acquired in the ordinary course of business,
(2) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms, (3) advances to employees for travel expenses, drawing accounts and similar expenditures, and (4) prepaid expenses made in the ordinary course of business;

                  (h) any other Investments made in the ordinary course of business and consistent with past business practices;

                  (i) interest rate hedges in connection with Indebtedness; and

                  (j) shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in marketable direct or guaranteed obligations of the United States of America and agencies and instrumentalities thereof, and have total assets in excess of $50,000,000 provided that any such shares are moved to a qualifying money market fund within thirty (30) days after any Borrower, Guarantor or any Subsidiary has knowledge that any money market fund no longer has total assets in excess of that amount.

         ss.8.4.    Merger, Consolidation and Disposition of Assets.

         None of any Borrower, any Guarantor, any Operating Subsidiary or any wholly-owned Subsidiary will:

                  (a) Become a party to any merger, consolidation or reorganization without the prior written consent of the Lenders, except that so long as no Default or Event of Default has occurred and is continuing, or would occur after giving effect thereto, the merger, consolidation or reorganization of one or more Persons with and into any Borrower, any Guarantor, or any wholly-owned Subsidiary, shall be permitted if such action is not hostile, any Borrower, any Guarantor, or any wholly-owned Subsidiary, as the case may be, is the surviving entity and such merger, consolidation or reorganization does not cause a breach of ss.7.23 hereof provided that for any such merger, consolidation or reorganization (other than (w) the merger or consolidation of one or more Subsidiaries of CRLP with and into CRLP, (x) the merger or consolidation of two or more Subsidiaries of CRLP, (y) the merger or consolidation of one or more Subsidiaries of CRC with and into CRC, or (z) the merger or consolidation of two or more Subsidiaries of CRC), the Borrowers shall provide to the Agent a statement in the form of Exhibit D hereto signed by the chief financial officer or treasurer or other thereon designated officer of the Borrower Representative and setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.9 hereof and certifying that no Default or Event of Default has occurred and is continuing, or would occur and be continuing after giving effect to such merger, consolidation or reorganization and all liabilities, fixed or contingent, pursuant thereto;

                  (b) Sell, transfer or otherwise dispose of (collectively and individually, "Sell" or a "Sale") or grant a Lien to secure Indebtedness (an "Indebtedness Lien") on any of its now owned, ground leased or hereafter acquired assets without obtaining the prior written consent of the Required Lenders, except after written notice to the Agent for:

                  (i) the Sale of or granting of an Indebtedness Lien on any Unencumbered Property or other Real Estate so long as no Default or Event of Default has then occurred and is continuing, or would occur and be continuing after giving effect to such Sale or Indebtedness Lien; provided, that prior to any Sale of any Unencumbered Property or other Real Estate or the granting of an Indebtedness Lien under this clause (i), the Borrowers shall provide to the Agent a statement in the form of Exhibit D hereto signed by the chief financial officer or treasurer or other thereon designated officer of the Borrower Representative and setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.9 hereof and certifying that no Default or Event of Default has occurred and is continuing, or would occur and be continuing after giving effect to such proposed Sale or Indebtedness Lien and all liabilities, fixed or contingent, pursuant thereto;

                  (ii) the Sale of or the granting of an Indebtedness Lien on any Unencumbered Property while a Default or Event of Default (other than a Default or an Event of Default under ss.12.1(a) (including, without limitation, any such failure to pay resulting from acceleration of the Loans), ss.12.1(b), ss.12.1(c) (resulting from a failure to comply with ss.7.7(as to the legal existence and REIT status of CRC) or ss.9), ss.12.1(g), ss.12.1(h), or ss.12.1(j)) has then occurred and is continuing or would occur and be continuing after giving effect to such Sale or Indebtedness Lien; provided, that the Borrowers shall (A) apply the net proceeds of each such permitted Sale or Indebtedness Lien to the repayment of the Loans or (B) segregate the net proceeds of such permitted Sale or Indebtedness Lien in an escrow account with the Agent or with a financial institution reasonably acceptable to the Agent and apply such net proceeds solely to a qualified, deferred exchange under ss. 1031 of the Code or to another use with the prior written approval of the Required Lenders or (C) complete an exchange of such Unencumbered Property for other real property of equivalent value under ss. 1031 of the Code so long as such other real property becomes an Unencumbered Property upon acquisition, and, in any event, the Borrowers shall provide to the Agent a statement in the form of Exhibit D hereto signed by the chief financial officer, or treasurer or other thereon designated officer and setting forth in reasonable detail computations evidencing compliance with the covenant in ss.9 hereof and certifying the use of the proceeds of such Sale or Indebtedness Lien and certifying that no Default or Event of Default above enumerated has occurred and is continuing or would occur and be continuing after giving effect to such Sale or Indebtedness Lien, and all liabilities fixed or contingent pursuant thereto;

                  (iii) the Sale of or the granting of an Indebtedness Lien on any Real Estate (other than an Unencumbered Property) while a Default or Event of Default has then occurred and is continuing or would occur and be continuing after giving effect to such Sale or Indebtedness Lien; provided, that the Borrowers shall (A) apply the net proceeds of each such Sale or Indebtedness Lien to the repayment of the Loans or
         (B) segregate the net proceeds of such Sale or Indebtedness Lien in an escrow account with the Agent or with a financial institution reasonably acceptable to the Agent and apply such net proceeds solely to a qualified, deferred exchange under ss. 1031 of the Code or to another use with the prior written approval of the Required Lenders or
         (C) complete an exchange of such Real Estate for other real property of equivalent value under ss. 1031 of the Code;

                  (iv) the Sale or granting of an Indebtedness Lien on any Unencumbered Property while any Default or Event of Default has then occurred and is continuing provided (A) the Borrowers shall provide to the Agent a statement in the form of Exhibit D hereto signed by the chief financial officer or treasurer or other thereon designated officer of the Borrower Representative and setting forth in reasonable detail computations evidencing the status of compliance with the covenants contained in ss.9 hereof and certifying that the continuing Default or Event of Default will be cured by such proposed Sale or Indebtedness Lien and no other Default or Event of Default would occur and be continuing after giving effect to such proposed Sale or Indebtedness Lien and all liabilities fixed or contingent, pursuant thereto and (B) the Sale or granting or an Indebtedness Lien pursuant to this ss.8.4(b) (iv) shall not (x) occur more than twice during the period that any Commitment is outstanding, (y) involve a Sale or Indebtedness Lien for greater than $50,000,000 in either of the two permitted occasions under (x), or (z) involve a Sale at less than fair market value or an Indebtedness Lien on terms more onerous or expensive than fair market terms from institutional lenders; and

                  (v) the Sale of or the granting of an Indebtedness Lien on any of its now owned or hereafter acquired assets (other than Real Estate) in one or more transactions.

         ss.8.5. Negative Pledge. From and after the date hereof, neither any Borrower nor any Guarantor will, and will not permit any Subsidiary to, enter into any agreement containing any provision prohibiting the creation or assumption of any Lien upon its properties (other than prohibitions on liens for particular assets (other than an Unencumbered Property) set forth in a security instrument in connection with Secured Indebtedness for such assets and the granting or effect of such liens does not otherwise constitute a Default or Event of Default), revenues or assets, whether now owned or hereafter acquired, or restricting the ability of the Borrowers or the Guarantors to amend or modify this Agreement or any other Loan Document. The Borrowers shall be permitted a period of (i) thirty (30) days to cure any Non-Material Breach affecting other than CRC or CRLP and (ii) ten (10) days to cure any Non-Material Breach affecting CRC or CRLP under this ss.8.5 before the same shall be an Event of Default under ss.12.1(c).

         ss.8.6. Compliance with Environmental Laws. None of any Borrower, any Guarantor, or any Subsidiary will do any of the following: (a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances except for quantities of Hazardous Substances used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances except in compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate except in compliance with Environmental Laws, or (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release causing a violation of Environmental Laws or a Material Adverse Effect or a violation of any Environmental Law; provided that a breach of this covenant shall result in the affected Real Estate no longer being an Unencumbered Property, but shall only constitute an Event of Default under ss.12.1(d) if such breach is not a Non-Material Breach.

         ss.8.7. Distributions. (a) The Borrowers (i) will not in any period of four (4) consecutive completed fiscal quarters make Distributions (other than pursuant to clause (iii) in the definition of Distribution) in such period in excess of 90% of Funds From Operations for such period or (ii) will not make any Distributions (other than pursuant to clause (iii) in the definition of Distribution) during any period when any Event of Default under ss.12.1(a) (including, without limitation, any failure to pay resulting from acceleration of the Loans) ss.12.1(b), ss.12.1(c) resulting from a failure to comply with ss.7.7 (as to the legal existence and REIT status of CRC), ss.9, ss.12(g), ss.12.1(h), or ss.12.1(j) has occurred and is continuing or (iii) will not make any Distributions to any Borrower, Guarantor, or their respective Subsidiaries when such Person is the subject of a Permitted Event except as required by order of the tribunal in which such Permitted Event is occurring; and except that such Person may make Distributions to another Borrower, Guarantor or Subsidiary while such distributing Person is the subject of a Permitted Event; provided, however, that the Borrowers may at all times make Distributions to the extent (after taking into account all available funds of CRC from all other sources) required in order to enable CRC to continue to qualify as a REIT. In the event that CRC or CRLP raises equity during the term of this Agreement, the permitted percentage of Distributions will be adjusted based on the total declared distribution per share and partnership units over the most recent four (4) quarters to Funds From Operations per weighted average share and partnership unit based on the most recent four (4) quarters.

         (b) CRC will not, during any period when any Event of Default has occurred and is continuing, make any Distributions in excess of the Distributions required to be made by CRC in order to maintain its status as a REIT.

         ss.8.8. Employee Benefit Plans. None of any Borrower, any Guarantor or any ERISA Affiliate will

         (a) engage in any "prohibited transaction" within the meaning of ss.406 of ERISA or ss.4975 of the Code which could result in a material liability for any Borrower, any Guarantor or any of their respective Subsidiaries; or

         (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in ss.302 of ERISA, whether or not such deficiency is or may be waived; or

         (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of any Borrower, any Guarantor or any of their respective Subsidiaries pursuant to ss.302(f) or ss.4068 of ERISA; or

         (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code; or

         (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of ss.4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities; provided that none of (a) -
(e) shall be an Event of Default under ss.12.1(c) if the prohibited matters occurring are in the aggregate within the Dollar limits permitted within ss.12.1(l) and are otherwise the subject of the matters that are covered by the Events of Default in ss.12.1(l)

         ss.8.9. Fiscal Year. The Borrowers will not, and will not permit the Guarantors or any of their respective Subsidiaries to, change the date of the end of its fiscal year from that set forth in ss.6.5; provided that such persons may change their respective fiscal years if they give the Agent thirty (30) days prior written notice of such change and the parties make appropriate adjustments satisfactory to the Borrowers and the Lenders to the provisions of this Agreement (including without limitation those set forth in ss.9) to reflect such change in fiscal year.

         ss.9. FINANCIAL COVENANTS OF THE BORROWERS. Each of the Borrowers covenants and agrees that, so long as any Loan, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loan or any

Lender has any obligation to issue, extend or renew any Letters of Credit:

         ss.9.1. Leverage Ratio. As at the end of any fiscal quarter or other date of measurement, the Borrower shall not permit Consolidated Total Liabilities to exceed 55% of the sum of (a) Consolidated Capitalized NOI plus
(b) the value of Unrestricted Cash and Cash Equivalents (excluding until forfeited or otherwise entitled to be retained by the

Borrowers, and their Subsidiaries, tenant security and other restricted deposits), plus (c) the aggregate costs incurred and paid to date by the Borrowers with respect to Construction-In-Process plus (d) the value of Indebtedness of third parties to the Borrowers for borrowed money which is secured by mortgage liens in real estate (valued at the book value of such Indebtedness).

         ss.9.2. Secured Indebtedness. As at the end of any fiscal quarter or other date of measurement, the Borrowers shall not permit Consolidated Secured Indebtedness to exceed 40% of Consolidated Capitalized NOI.

         ss.9.3. Tangible Net Worth. As at the end of any fiscal quarter or any other date of measurement, the Borrowers shall not permit Consolidated Tangible Net Worth to be less than the sum of (a) $650,000,000 plus (b) 75% of the sum of
(i) the aggregate proceeds received by CRC (net of fees and expenses customarily incurred in transactions of such type) in connection with any offering of stock in CRC and (ii) the aggregate value of operating units issued by CRLP in connection with asset or stock acquisitions (valued at the time of issuance by reference to the terms of the agreement pursuant to which such units are issued), in each case after the Closing Date and on or prior to the date such determination of Consolidated Tangible Net Worth is made.

         ss.9.4. Debt Service Coverage. As at the end of any fiscal quarter or other date of measurement, the Borrowers shall not permit Consolidated Adjusted Net Income to be less than two (2) times Consolidated Total Debt Service, based on the results of the most recent two (2) complete fiscal quarters. For purposes of this ss.9.4, the Consolidated Total Debt Service of the Borrowers shall include, on a net basis, positive amortization and negative amortization of each of the Harborside Assumed Debt.

         ss.9.5. Non-Income Producing Land. As at the end of any fiscal quarter or other date of measurement, the Borrowers shall not permit the book value of Unimproved Non-Income Producing Land to exceed 10% of Consolidated Capitalized NOI.

         ss.9.6. Construction-in-Process. As at the end of any fiscal quarter or other date of measurement, the Borrowers shall not permit the aggregate Budgeted Project Costs of all Construction-in-Process to exceed 15% of Consolidated Capitalized NOI. For purposes of this ss.9.6, Construction-in-Process shall not include so-called "build to suit" properties which are (i) 75% pre-leased (by rentable square foot) to tenants which have a minimum credit rating of BBB- from S&P or Baa3 from Moody's, as the case may be, or which have a financial condition reasonably acceptable to the Majority Lenders (provided that the Borrowers shall submit any such request for the Lender's acceptance of a tenant's financial condition to the Agent in writing, and the Agent shall, in turn, promptly forward such request to each Lender; each Lender shall then have five (5) Business Days from its deemed receipt of such request to approve or disapprove of such tenant's financial condition, with any Lender's failure to send notice of disapproval to the Agent within five (5) Business Days being deemed to be its approval) and (ii) in substantial compliance, with respect to both time and cost, with the original construction budget and construction schedule, as amended by change orders or otherwise updated.

         ss.9.7. Notes. As at the end of any fiscal quarter or other date of measurement, the Borrowers shall not permit the value of Indebtedness of third parties to the Borrowers or their Subsidiaries for borrowed money which is unsecured or is secured by mortgage liens (valued at the book value of such Indebtedness) to exceed 15% of Consolidated Capitalized NOI.

         ss.9.8. Unhedged Variable Rate Debt. As at the end of any two (2) consecutive fiscal quarters, the Borrowers shall not permit the value of Unhedged Variable Rate Indebtedness to exceed 20% of Consolidated Capitalized NOI.

         ss.9.9. Unsecured Indebtedness. As at the end of any fiscal quarter or other date of measurement, the Borrowers shall not permit Consolidated Unsecured Indebtedness to exceed 60% of aggregate Capitalized Unencumbered Property NOI for all Unencumbered Properties .

         ss.9.10. Unencumbered Property Debt Service Coverage. As at the end of any fiscal quarter or other date of measurement, the Borrowers shall not permit the aggregate Adjusted Unencumbered Property NOI for all Unencumbered Properties to be less than two (2) times Consolidated Total Unsecured Debt Service, based on the results of the most recent two (2) complete fiscal quarters.

         ss.9.11.  Covenant Calculations.

                  (a) For purposes of the calculations to be made pursuant to ss.ss.9.1-9.10 (and the defined terms relevant thereto, including, without limitation, those relating to "debt service"), references to Indebtedness or liabilities of the Borrower shall mean Indebtedness or liabilities (including, without limitation, Consolidated Total Liabilities) of the Borrowers, plus (but without double-counting):

                           (i) all Indebtedness or liabilities of the Operating Subsidiaries, the Guarantors and any other wholly-owned Subsidiary (excluding any such Indebtedness or liabilities owed to the Borrower or any Guarantor; provided that, as to CRC, CRC has a corresponding Indebtedness or liability to such Borrower),

                           (ii) all Indebtedness or liabilities of each Partially-Owned Entity (including for Capitalized Leases), but only to the extent, if any, that said Indebtedness or liability is Recourse to any of the Borrowers, the Guarantors or their respective Subsidiaries or any of their respective assets (other than their respective interests in such Partially-Owned Entity); provided that Recourse Indebtedness arising from such Person's acting as general partner or guarantor of collection only (and not of payment or performance) of a Partially-Owned Entity shall be limited to the amount by which the Indebtedness exceeds the liquidation value of the Real Estate and other assets owned by such Partially-Owned Entity if the creditor owed such Indebtedness is required by law or by contract to seek repayment of such Indebtedness from such Real Estate and other assets before seeking repayment from such Person, and

                           (iii) Indebtedness or liabilities of each Partially-Owned Entity to the extent of the pro-rata share of such Indebtedness or liability allocable to any of the Borrowers, the Guarantors or their respective Subsidiaries without double counting.

                  (b) For purposes of ss.ss.9.1-9.10 hereof, Consolidated Adjusted Net Income, Revised Consolidated Adjusted Net Income, Adjusted Unencumbered Property NOI and Revised Adjusted Unencumbered Property NOI (and all defined terms and calculations using such terms) shall be adjusted (i) to deduct the actual results of any Real Estate disposed of by a Borrower, a Guarantor or any of their respective Subsidiaries during the relevant fiscal period (for Revised Consolidated Adjusted Net Income and Revised Adjusted Unencumbered Property NOI only), (ii) to include the pro forma results of any Real Estate acquired by a Borrower, a Guarantor or any of their respective Subsidiaries during the relevant fiscal period, with such pro forma results being calculated by (x) using the Borrowers' pro forma projections for such acquired property, subject to the Agent's reasonable approval, if such property has been owned by a Borrower, a Guarantor or any of their respective Subsidiaries for less than one complete fiscal quarter or (y) using the actual results for such acquired property and adjusting such results for the appropriate period of time required by the applicable financial covenant, if such property has been owned by a Borrower, a Guarantor or any of their respective Subsidiaries for at least one complete fiscal quarter (for Revised Consolidated Adjusted Net Income and Revised Adjusted Unencumbered Property NOI
only) and (iii) to the extent applicable, to include the pro rata share of results attributable to the Borrowers from unconsolidated Subsidiaries of CRC, the Borrowers and their respective Subsidiaries and from unconsolidated Partially-Owned Entities; provided that income shall not be included until received without restriction in cash by the Borrowers.

                  (c) For purposes of ss.ss.9.1 - 9.10 hereof, if any change in GAAP after the Financial Statement Date results in a material change in the calculation to be performed in any such section, solely as a result of such change in GAAP, the Lenders and the Borrower Representative shall negotiate in good faith a modification of any such covenant(s) so that the economic effect of the calculation of such covenant(s) using GAAP as so changed is as close as feasible to what the economic effect of the calculation of such covenant(s) would have been using GAAP in effect as of the Financial Statement Date.

         ss.10. CONDITIONS TO THE CLOSING DATE. The obligations of the Lenders to make the initial Revolving Credit Loans and of the Fronting Bank to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to August 4, 1997:

         ss.10.1. Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect.

         ss.10.2. Certified Copies of Organization Documents. The Agent shall have received (i) from each Borrower a copy, certified as of the Closing Date by a duly authorized officer of such Person (or its general partner, if such Person is a partnership, or its managing member, if such Person is a limited liability company), to be true and complete, of each of its certificate of limited partnership, agreement of limited partnership, incorporation documents, by-laws, and/or other organizational documents as in effect on the Closing Date, and (ii) from CRC a copy, certified as of a date within thirty (30) days prior to the Closing Date by the appropriate officer of the State of Maryland to be true and correct, of the corporate charter of CRC, in each case along with any other organization documents of any Borrower (and its general partner, if such Borrower is a partnership, or its managing member, if such person is a limited liability company) or CRC, as the case may be, and each as in effect on the date of such certification.

         ss.10.3. By-laws; Resolutions. All action on the part of the Borrowers and CRC necessary for the valid execution, delivery and performance by the Borrowers and CRC of this Agreement and the other Loan Documents to which any of them is or is to become a party as of the Closing Date shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to the Agent. Without limiting the foregoing, the Agent shall have received from CRC true copies of its by-laws and the resolutions adopted by its board of directors authorizing the transactions described herein and evidencing the due authorization, execution and delivery of the Loan Documents to which CRC and the Borrowers of which CRC is a controlling Person are a party, each certified by the secretary as of a recent date to be true and complete.

         ss.10.4. Incumbency Certificate; Authorized Signers. The Agent shall have received from each of the Borrowers and CRC an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer such Person and giving the name of each individual who shall be authorized: (a) to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party as of the Closing Date; (b) in the case of the Borrower Representative, to make Loan Requests, Conversion Requests and Competitive Bid Requests and to apply for Letters of Credit on behalf of the Borrowers; and (c) in the case of the Borrower Representative, to give notices and to take other action on behalf of the Borrowers and the Guarantors under the Loan Documents.

         ss.10.5. Title Policies. The Agent (on behalf of the Lenders) shall have received copies of the Title Policies for all Real Estate which are Unencumbered Properties as of the Closing Date.

         ss.10.6. Certificates of Insurance. The Agent shall have received (a) current certificates of insurance as to all of the insurance maintained by each Borrower and their respective Subsidiaries on the Real Estate (including flood insurance if necessary) from the insurer or an independent insurance broker, identifying insurers, types of insurance, insurance limits, and policy terms; and (b) such further information and certificates from the Borrowers, their insurers and insurance brokers as the Agent may reasonably request.

         ss.10.7. Environmental Site Assessments. The Agent shall have received environmental site assessments from a hydrogeologist, environmental engineer, qualified consultant or other expert and in form and substance reasonably satisfactory to the Agent, covering all Real Estate and all other real property in respect of which any Borrower or any of its Subsidiaries may have material liability, whether contingent or otherwise, for dumping or disposal of Hazardous Substances and which are in the possession of the Borrowers.

         ss.10.8. Opinion of Counsel Concerning Organization and Loan Documents. Each of the Lenders and the Agent shall have received favorable opinions addressed to the Lenders and the Agent in form and substance satisfactory to the Lenders and the Agent from (a) Pryor, Cashman, Sherman & Flynn, as counsel to the Borrowers, CRC and their respective Subsidiaries with respect to New York and New Jersey law and certain matters of Delaware law, (b) Ballard, Spahr, Andrews and Ingersoll, as counsel to CRC, with respect to Maryland law, (c) Cohn & Birnbaum, as counsel to the Borrowers with respect to Connecticut law, and (d) Eckell Sparks Levy Auerbach Monte & Emper, as counsel to the Borrower with respect to Pennsylvania law.

         ss.10.9. Tax and Securities Law Compliance. Each of the Lenders and the Agent shall also have received from Pryor, Cashman, Sherman & Flynn, as counsel to the Borrowers and CRC, a favorable opinion addressed to the Lenders and the Agent, in form and substance satisfactory to each of the Lenders and the Agent, with respect to the qualification of CRC as a REIT and certain other tax and securities laws matters.

         ss.10.10. Guaranties. Each of the Guaranties to be executed and delivered on the Closing Date shall have been duly executed and delivered by the Guarantor thereunder.

         ss.10.11. Certifications from Government Officials; UCC-11 Reports. The Agent shall have received (i) long-form certifications from government officials evidencing the legal existence, good standing and foreign qualification of each Borrower and each Guarantor, along with a certified copy of the certificate of limited partnership or certificate of incorporation of each Borrower and each Guarantor, all as of the most recent practicable date; and (ii) UCC-11 search results from the appropriate jurisdictions for each Borrower and each Guarantor with respect to the Unencumbered Properties.

         ss.10.12. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in form and substance to each of the

Lenders', the Borrowers', the Guarantors' and the Agent's counsel, and the Agent, each of the Lenders and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

         ss.10.13. Fees. The Borrowers shall have paid to the Agent, for the accounts of the Lenders or for its own account, as applicable, all of the fees and expenses that are due and payable as of the Closing Date in accordance with this Agreement and that certain letter agreement of even date herewith between the Borrower Representative and the Agent.

         ss.10.14. Closing Certificate; Compliance Certificate. The Borrowers shall have delivered a Closing Certificate to the Agent, the form of which is attached hereto as Exhibit E. The Borrowers shall have delivered a compliance certificate in the form of Exhibit D hereto evidencing compliance with the covenants set forth in ss.9 hereof on a pro forma basis.

         ss.10.15. Existing Indebtedness. The existing indebtedness of the Borrowers to (a) the lenders party to the $75,000,000 Credit Agreement dated as of February 1, 1996, as amended, among CRLP, National Westminster Bank Plc, New York Branch, as Agent, Natwest Bank, N.A., and certain other parties, and (b) to PSC under the $70,000,000 Revolving Credit Agreement dated as of August 31, 1994 among CRC, CRLP and PSC, shall have been satisfied in full or will be satisfied in full with the proceeds of the initial Revolving Credit Loan, and satisfactory evidence thereof shall have been provided to the Agent.

         ss.10.16. Subsequent Guarantors. As a condition to the effectiveness of any subsequent Guaranty, each subsequent Guarantor shall deliver such documents, agreements, instruments and opinions as the Agent shall reasonably require as to such Guarantor and the Unencumbered Property owned or ground-leased by such Guarantor that are analogous to the deliveries made by the Guarantors as of the Closing Date pursuant to ss.10.2 through ss.10.8, ss.10.10 and ss.10.11.

         ss.11. CONDITIONS TO ALL BORROWINGS. The obligations of the Lenders to make any Loan and of any Lender to issue, extend or renew any Letter of Credit, in each case, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

         ss.11.1. Representations True; No Event of Default; Compliance Certificate. Each of the representations and warranties of the Borrowers and the Guarantors contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of each Loan or the issuance, extension or renewal of each Letter of Credit, with the same effect as if made at and as of that time (except to the extent (i) of changes resulting from transactions contemplated or not prohibited by this Agreement or the other Loan Documents (ii) of changes occurring in the ordinary course of business, (iii) that such representations and warranties relate expressly to an earlier date and (iv) that such untruth is disclosed when first known to a Borrower or a Guarantor in the next delivered compliance certificate, and is a Non-Material Breach); and no Default or Event of Default under this Agreement shall have occurred and be continuing on the date of any Loan Request or Competitive Bid Request or on the Drawdown Date of any Loan (other than a Default or Event of Default arising solely from the Borrower's failure to comply with the provision of ss. 7.22 and such borrowing is to cure, and will cure, such Default or Event of Default without causing any other Default or Event of Default). Each of the Lenders shall have received a certificate of the Borrowers signed by an authorized officer of the Borrower Representative as provided in ss.2.5(iv)(c) or ss.2A.9.

         ss.11.2. No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of the Agent or any Lender would make it illegal for any Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or, in the reasonable opinion of the Agent, would make it illegal to issue, extend or renew such Letter of Credit.

         ss.11.3. Governmental Regulation. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

         ss.12.     EVENTS OF DEFAULT; ACCELERATION; ETC.

         ss.12.1. Events of Default and Acceleration. If any of the following events ("Events of Default") shall occur:

                  (a) the Borrowers shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment; none of the foregoing is a Non-Material Breach.

                  (b) the Borrowers shall fail to pay any interest on the Loans, the Commitment Fee, the Facility Fee, any Letter of Credit Fee or any other sums due hereunder or under any of the other Loan Documents (including, without limitation, amounts due under ss.7.17) when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment, and such failure continues for five (5) days; none of the foregoing is a Non-Material Breach.

                  (c) any Borrower or any Guarantor or any of their respective Subsidiaries shall fail to comply with any of their respective covenants contained in: ss.7.1 within ten (10) days of any such amount being due (except with respect to interest, fees and other sums covered by clause (b) above or principal covered by clause (a) above); ss.7.6 (as to the legal existence of CRLP for which no period to cure is granted); ss.7.7 (as to the legal existence and REIT status of CRC for which no period to cure is granted); ss.7.12; ss.7.21 within ten (10) days of the occurrence of same; ss.7.22 within thirty (30) days of any non-compliance; ss.8 (except with respect to ss.8.1(b), ss.8.5 for Non-Material Breaches only, or ss.8.6); or ss.9; none of the foregoing is a Non-Material Breach.

                  (d) any Borrower or any Guarantor or any of their respective Subsidiaries shall fail to perform any other term, covenant or agreement contained herein or in any other Loan Document (other than those specified elsewhere in this ss.12) and such failure continues for thirty (30) days (other than a Non-Material Breach (excluding ss.8.5 for which the Non-Material Breach must be cured within the thirty or ten days, as applicable, provided therein) and such cure period shall not extend any specific cure period set forth in any term, covenant or agreement covered by this ss.12.1(d)).

                  (e) any representation or warranty of any Borrower or any Guarantor or any of their respective Subsidiaries in this Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated (other than a Non-Material Breach).

                  (f) any Borrower or any Guarantor or any of their respective Subsidiaries shall (i) fail to pay at maturity, or within any applicable period of grace or cure, any obligation for borrowed money or credit received (other than current obligations in the ordinary course of business) or in respect of any Capitalized Leases (x) in respect of any Recourse obligations or credit in an aggregate amount in excess of $1,000,000 (determined in accordance with ss.
9.11 hereof) or (y) in respect of any Without Recourse obligations or credit in an aggregate amount in excess of $25,000,000 (determined in accordance with ss.
9.11 hereof), or (ii) fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received (other than current obligations in the ordinary course of business) or in respect of any Capitalized Leases (x) in respect of any Recourse obligations or credit in an aggregate amount in excess of $1,000,000 (determined in accordance with ss. 9.11 hereof) for such period of time (after the giving of appropriate notice if required) as would permit the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof or (y) in respect of any Without Recourse obligations or credit in an aggregate amount in excess of $25,000,000 (determined in accordance with ss. 9.11 hereof), and the holder or holders thereof shall have accelerated the maturity thereof; none of the foregoing is a Non-Material Breach.

                  (g) any Credit Party (other than for a Permitted Event) shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any Credit Party or of any substantial part of the properties or assets of any Credit Party (other than for a Permitted Event) or shall commence any case or other proceeding relating to any Credit Party (other than for a Permitted Event) under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any Credit Party (other than for a Permitted Event) and (i) any Credit Party (other than for a Permitted Event) shall indicate its approval thereof, consent thereto or acquiescence therein or (ii) any such petition, application, case or other proceeding shall continue undismissed, or unstayed and in effect, for a period of seventy-five (75) days.

                  (h) a decree or order is entered appointing any trustee, custodian, liquidator or receiver or adjudicating any Credit Party (other than for a Permitted Event) bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any Credit Party (other than for a Permitted Event) in an involuntary case under federal bankruptcy laws as now or hereafter constituted, and such proceeding, decree or order shall continue undismissed, or unstayed and in effect, for a period of seventy-five (75) days.

                  (i) there shall remain in force, undischarged, unsatisfied and unstayed, for a period of more than thirty (30) days, any uninsured final judgment against any Borrower, any Guarantor or any of their respective Subsidiaries that, with other outstanding uninsured final judgments, undischarged, unsatisfied and unstayed, against any Borrower, any Guarantor or any of their respective Subsidiaries exceeds in the aggregate $5,000,000 (other than for a Permitted Event).

                  (j) any of the Loan Documents or any material provision of any Loan Documents shall be cancelled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Agent, or any Guaranty shall be cancelled, terminated, revoked or rescinded at any time or for any reason whatsoever, or any action at law, suit or in equity or other legal proceeding to make unenforceable, cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any Borrower or any of its Subsidiaries or any Guarantor or any of its Subsidiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable as to any material terms thereof, other than as any of the same may occur from a Permitted Event permitted by this Agreement.

                  (k) any "Event of Default" or default (after notice and expiration of any period of grace, to the extent provided, and if none is specifically provided or denied, then for a period of thirty (30) days after notice), as defined or provided in any of the other Loan Documents, shall occur and be continuing.

                  (l) any Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $1,000,000, or any Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $1,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of ss.302(f)(1) of ERISA), provided that the Agent determines in its reasonable discretion that such event (A) could be expected to result in liability of any Borrower or any of their respective Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan; to the extent that any breach of ss.6.16 or ss.7.20 is a matter that constitutes a specific breach of a provision of this ss.12.1(l), the breach of ss.6.16 or ss.7.20 shall not be a Non-Material Breach.

                  (m) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 40% or more of the outstanding shares of common stock of CRC.

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrowers, declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower and each Guarantor; provided that in the event of any Event of Default specified in ss.12.1(g) or ss.12.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Lenders or the any of Agent or action by the Lenders or the Agent.

         A Non-Material Breach shall require that the Borrowers commence and continue to exercise reasonable diligent efforts to cure such breach (which shall occur within any specific time period for curing a Non-Material Breach elsewhere set forth in this Agreement if any). Such efforts may include (and for a Permitted Event shall include) the release of the affected Person(s) (other than CRLP or CRC) as a Borrower or Guarantor pursuant to ss.4.10(g) or ss.5 so long as such release (i) cures such Non-Material Breach (ii) does not otherwise cause a Default or Event of Default, and (iii) does not have a Material Adverse Effect on the remaining Borrowers, Guarantors, and their respective Subsidiaries, taken as a whole. Continuing failure of the Borrowers to comply with the requirements to commence and continue to exercise reasonable diligent efforts to cure such Non-Material Breach shall constitute a material breach after notice from the Agent.

         ss.12.2. Termination of Commitments. If any one or more Events of Default specified in ss.12.1(g) or ss.12.1(h) shall occur, any unused portion of the Commitments hereunder shall forthwith terminate and the Lenders shall be relieved of all obligations to make Loans to the Borrowers and the Agent and any Fronting Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to ss.12.1, the Agent may, and upon the request of the Required Lenders shall, by notice to the Borrowers, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans, the Agent and any Fronting Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No such termination of the credit hereunder shall relieve any Borrower or any Guarantor of any of the Obligations or any of its existing obligations to the Lenders arising under other agreements or instruments.

         ss.12.3. Remedies. In the event that one or more Events of Default shall have occurred and be continuing, whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to ss.12.1, the Required Lenders may direct the Agent to proceed to protect and enforce the rights and remedies of the Agent and the Lenders under this Agreement, the Notes, any or all of the other Loan Documents or under applicable law by suit in equity, action at law or other appropriate proceeding (including for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents or any instrument pursuant to which the Obligations are evidenced and, to the full extent permitted by applicable law, the obtaining of the ex parte appointment of a receiver), and, if any amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right or remedy of the Agent and the Lenders under the Loan Documents or applicable law. No remedy herein conferred upon the Lenders or the Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under any of the other Loan Documents or now or hereafter existing at law or in equity or by statute or any other provision of law.

         ss.13. SETOFF. Without demand or notice, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch at which such deposits are held, but specifically excluding tenant security deposits, other fiduciary accounts and other segregated escrow accounts required to be maintained by any of the Borrowers for the benefit of any third party) or other sums credited by or due from any of the Lenders to any of the Borrowers or any other property of any of the Borrowers in the possession of the Agent or a Lender may be applied to or set off against the payment of the Obligations. Each of the Lenders agrees with each other Lender that (a) if pursuant to any agreement between such Lender and any Borrower (other than this Agreement or any other Loan Document), an amount to be set off is to be applied to Indebtedness of any Borrower to such Lender, other than with respect to the Obligations, such amount shall be applied ratably to such other Indebtedness and to the Obligations, and (b) if such Lender shall receive from any Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the Obligations by proceedings against such Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise, as shall result in each Lender receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest. Notwithstanding the foregoing, no Lender shall exercise a right of setoff if such exercise would limit or prevent the exercise of any other remedy or other recourse against any Borrower.

         ss.14.     THE AGENT.

         ss.14.1. Authorization. (a) The Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The relationship between the Agent and the Lenders is and shall be that of agent and principal only, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee or fiduciary for any Lender. Subject to the terms and conditions hereof, the Agent shall discharge its functions as "Agent" with the same degree of care as it performs administrative services for loans in which it is the sole lender.

The Agent and the Fronting Bank shall be fully justified in failing or refusing to take any action under ss.3 hereof unless it shall first have received such advice or concurrence of the Majority Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                  (b) Each Borrower, without further inquiry or investigation, shall, and is hereby authorized by the Lenders to, assume that all actions taken by the Agent hereunder and in connection with or under the Loan Documents are duly authorized by the Lenders. The Lenders shall notify the Borrowers of any successor to Agent by a writing signed by Required Lenders, which successor shall be reasonably acceptable to the Borrowers so long as no Default or Event of Default has occurred and is continuing.

         ss.14.2. Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

         ss.14.3. No Liability. Neither the Agent, nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent may be liable for losses due to its willful misconduct or gross negligence.

         ss.14.4. No Representations. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, the Letters of Credit, or any of the other Loan Documents or for the validity, enforceability or collectibility of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of any Guarantor or any Borrower or any of their respective Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements in this Agreement or the other Loan Documents. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by any Borrower or any Guarantor or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial condition of any Borrower or any of its Subsidiaries or any Guarantor or any of the Subsidiaries or any tenant under a Lease or any other entity. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

         ss.14.5.   Payments.

                  (a) A payment by the Borrowers to the Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Agent agrees to distribute to each Lender such Lender's pro rata share of payments received by the Agent for the account of the Lenders, as provided herein or in any of the other Loan Documents. All such payments shall be made on the date received, if before 1:00 p.m., and if after 1:00 p.m., on the next Business Day. If payment is not made on the day received, interest thereon at the overnight federal funds effective rate shall be paid pro rata to the Lenders.

                  (b) If in the reasonable opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in material liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction, provided that interest thereon at the overnight federal funds effective rate shall be paid pro rata to the Lenders. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Lender that fails (i) to make available to the Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or (ii) to comply with the provisions of ss.13 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Agreement, or to adjust promptly such Lender's outstanding principal and its pro rata Commitment Percentage as provided in ss.2.1, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Lender hereby authorizes the Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans. If not previously satisfied directly by the Delinquent Lender, a Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         ss.14.6. Holders of Notes. The Agent may deem and treat the payee of any Notes or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

         ss.14.7. Indemnity. The Lenders ratably and severally agree hereby to indemnify and hold harmless the Agent (in its capacity as such and not in its capacity as a Lender) and its Affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrowers as required by ss.15), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

         ss.14.8. Agent as Lender. In its individual capacity as a Lender, Fleet shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Agent.

         ss.14.9. Notification of Defaults and Events of Default. Each Lender hereby agrees that, upon learning of the existence of a default, Default or an Event of Default, it shall (to the extent notice has not previously been provided) promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this ss.14.9 it shall promptly notify the other Lenders of the existence of such default, Default or Event of Default.

         ss.14.10. Duties in the Case of Enforcement. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Required Lenders and (b) the Lenders have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of this Agreement and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of enforcement of the Lenders' rights against the Borrowers and the Guarantors under this Agreement and the other Loan Documents. The Required Lenders may direct the Agent in writing as to the method and the extent (other than when such direction as to extent requires Unanimous Lender Approval under ss.25) of any such enforcement, the Lenders (including any Lender which is not one of the Required Lenders) hereby agreeing to ratably and severally indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions other than actions taken in gross negligence or willful misconduct, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

         ss.14.11. Successor Agent. Fleet, or any successor Agent, may resign as Agent at any time by giving written notice thereof to the Lenders and to the Borrowers. In addition, the Required Lenders may remove the Agent in the event of the Agent's gross negligence or willful misconduct or in the event that the Agent ceases to hold a Commitment of at least $20,000,000 or a Commitment Percentage of at least five percent (5%) under this

Agreement. Any such resignation or removal shall be effective upon appointment and acceptance of a successor Agent, as hereinafter provided. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent, which is a Lender under this Agreement, provided that so long as no Default or Event of Default has occurred and is continuing the Borrowers shall have the right to approve any successor Agent, which approval shall not be unreasonably withheld. If, in the case of a resignation by the Agent, no successor Agent shall have been so appointed by the Required Lenders and approved by the Borrowers, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint any one of the other Lenders as a successor Agent; provided that the Agent shall have first submitted the names of two (2) Lenders to the Borrower Representative and, within ten (10) Business Days of such submission the Borrower Representative shall not have selected one of such Lenders as the successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from all further duties and obligations as Agent under this Agreement. After any Agent's resignation or removal hereunder as Agent, the provisions of this ss.14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         ss.14.12. Notices. Any notices or other information required hereunder to be provided to the Agent and any formal statement or notice given by the Agent to the Borrowers Representative or any Lender shall be promptly forwarded by the Agent to each of the other Lenders.

         ss.15. EXPENSES. The Borrowers jointly and severally agree to pay (a) the reasonable costs of producing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) the reasonable fees, expenses and disbursements of the Agent's outside counsel or any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (c) the reasonable fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation, administration or interpretation of the Loan Documents (including those relating to the Competitive Bid Loans) and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, including, without limitation, the reasonable fees and disbursements (including, without limitation, photocopying costs) of the Agent's counsel in preparing the documentation, (d) the reasonable fees, costs, expenses and disbursements of the Agent and its Affiliates incurred in connection with the syndication and/or participations of the Loans, including, without limitation, costs of preparing syndication materials and photocopying costs, subject to the limitations set forth in that certain letter agreement regarding fees and expenses dated as of June 5, 1997 between CRLP and the Agent
(e) all reasonable expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or the Agent, and the fees and costs of appraisers, engineers, investment bankers, surveyors or other experts retained by any Lender or the Agent in connection with any such enforcement, preservation proceedings or dispute) incurred by any Lender or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against any Borrower or any of its Subsidiaries or any Guarantor or the administration thereof after the occurrence and during the continuance of a Default or Event of Default (including, without limitation, expenses incurred in any restructuring and/or "workout" of the Loans), and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Agent's relationship with any Borrower or any of its Subsidiaries or any Guarantor, (f) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC searches and (g) all costs incurred by the Agent in the future in connection with its inspection of the Unencumbered Properties after the occurrence and during the continuance of an Event of Default. The covenants of this ss.15 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes.

         ss.16. INDEMNIFICATION. The Borrowers jointly and severally agree to indemnify and hold harmless the Agent and each of the Lenders and the shareholders, directors, agents, officers, subsidiaries and affiliates of the Agent and each of the Lenders from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, settlement payments, obligations, damages and expenses of every nature and character, arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby or which otherwise arise in connection with the financing, including, without limitation,
(a) any actual or proposed use by any Borrower or any of its Subsidiaries of the proceeds of any of the Loans, (b) any Borrower or any of its Subsidiaries or any Guarantor entering into or performing this Agreement or any of the other Loan Documents, or (c) pursuant to ss.7.17 hereof, in each case including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any investigative, administrative or judicial proceeding (whether or not such indemnified Person is a party thereto), provided, however, that the Borrowers shall not be obligated under this ss.16 to indemnify any Person for liabilities arising from such Person's own gross negligence or willful misconduct. In litigation, or the preparation therefor, the Borrowers shall be entitled to select counsel reasonably acceptable to the Required Lenders, and the Lenders (as approved by the Required Lenders) shall be entitled to select their own supervisory counsel and, in addition to the foregoing indemnity, the Borrowers agree to pay promptly the reasonable fees and expenses of each such counsel if (i) in the written opinion of counsel to the Agent and the Lenders, use of counsel of the Borrowers' choice could reasonably be expected to give rise to a conflict of interest, (ii) the Borrowers shall not have employed counsel reasonably satisfactory to the Agent and the Lenders within a reasonable time after notice of the institution of any such litigation or proceeding or (iii) the Borrower Representatives authorizes the Agent and the Lenders to employ separate counsel at the

Borrowers' expense. If and to the extent that the obligations of the Borrowers under this ss.16 are unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this ss.16 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder and shall continue in full force and effect as long as the possibility of any such claim, action, cause of action or suit exists.

         ss.17. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents shall be deemed to have been relied upon by the Lenders and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Agent or any Fronting Bank has any obligation to issue, extend or renew any Letter of Credit. The indemnification obligations of the Borrowers provided herein and in the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Lenders hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate delivered to any Lender or the Agent at any time by or on behalf of any Borrower or any of its Subsidiaries or any Guarantor pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrower or such Subsidiary or such Guarantor hereunder.

         ss.18.     ASSIGNMENT; PARTICIPATIONS; ETC.

         ss.18.1. Conditions to Assignment by Lenders. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, the Notes held by it, the Competitive Bid Loan Accounts maintained by it and its participating interest in the risk relating to any Letters of Credit); provided that (a) the Agent and, unless an Event of Default shall have occurred and be continuing, the Borrower Representative each shall have the right to approve any Eligible Assignee, which approval shall not be unreasonably withheld or delayed, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement as to such interests, rights and obligations under this Agreement so assigned, (c) each such assignment shall be in a minimum amount of $15,000,000 or an integral multiple of $1,000,000 in excess thereof, (d) unless the assigning Lender shall have assigned its entire Commitment, each Lender shall have at all times an amount of its Commitment of not less than $15,000,000 and (e) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an assignment and assumption, substantially in the form of Exhibit F hereto (an "Assignment and Assumption"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Assumption, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Assumption, have the rights and obligations of a Lender hereunder and thereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in ss.18.3, be released from its obligations under this Agreement.

         ss.18.2. Certain Representations and Warranties; Limitations; Covenants. By executing and delivering an Assignment and Assumption, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any of its Subsidiaries or any Guarantor or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by any Borrower or any of its Subsidiaries or any Guarantor or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in ss.6.4 and ss.7.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (d) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Assumption; and (i) such assignee acknowledges that it has made arrangements with the assigning Lender satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

         ss.18.3. Register. The Agent shall maintain a copy of each Assignment and Assumption delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentages of, and principal amount of the Loans owing to, the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation other than assignments pursuant to ss.4.12, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $2,500.

         ss.18.4. New Revolving Credit Notes. Upon its receipt of an Assignment and Assumption executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt written notice thereof to the Borrowers and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrowers, at its own expense,
(i) shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Assumption and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder and (ii) shall deliver an opinion from counsel to the Borrowers in substantially the form delivered on the Closing Date pursuant to ss.10.8 as to such new Notes. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Assumption and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be cancelled and returned to the Borrowers.

         ss.18.5. Participations. Each Lender may sell participations to one or more banks or other entities in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents; provided that (a) each such participation shall be in an amount of not less than $15,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrowers and the Agent and the Lender shall continue to exercise all approvals, disapprovals and other functions of a Lender, (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of, or approvals under, the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term (other than any extension contemplated by the definition of "Maturity Date") or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest, and (d) no participant shall have the right to grant further participations or assign its rights, obligations or interests under such participation to other Persons without the prior written consent of the Agent.

         ss.18.6. Pledge by Lender. Notwithstanding any other provision of this Agreement, any Lender at no cost to the Borrowers may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

         ss.18.7. No Assignment by Borrowers. None of the Borrowers shall assign or transfer any of its rights or obligations under any of the Loan Documents without prior Unanimous Lender Approval.

         ss.18.8. Disclosure. The Borrowers agree that, in addition to disclosures made in accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder. Any such disclosed information shall be treated by any assignee or participant with the same standard of confidentiality set forth in ss.7.10 hereof.

         ss.18.9. Syndication. The Borrowers acknowledge that the Agent intends, and shall have the right, by itself or through its Affiliates, to syndicate or enter into co-lending arrangements with respect to the Loans and the Total Commitment pursuant to this ss.18, and the Borrowers agree to reasonably cooperate with the Agent's and its Affiliate's syndication and/or co-lending efforts, such cooperation to include, without limitation, the provision of information reasonably requested by potential syndicate members.

         ss.19. NOTICES, ETC. Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, or mailed by United States registered or certified first class mail, return receipt requested, postage prepaid; or sent by overnight courier; or sent by facsimile and confirmed by delivery via overnight courier or postal service; addressed as follows:

                  (a) if to any Borrower or any Guarantor, to the Borrower Representative at Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016, Attention: Mr. Barry Lefkowitz, Chief Financial Officer, with a copy to Andrew S. Levine, Esq., Pryor, Cashman, Sherman & Flynn, 410 Park Avenue, New York, New York 10222, or to such other address for notice as the Borrower Representative or any Guarantor shall have last furnished in writing to the Agent;

                  (b) if to the Agent, at 111 Westminster Street, Mail Code RI-MO-215, Providence, Rhode Island 02903, Attention: Mark E. Dalton, Vice President, or such other address for notice as the Agent shall have last furnished in writing to the Borrowers, with a copy to Paul M. Vaughn, Esq., Bingham, Dana & Gould LLP, 150 Federal Street, Boston, Massachusetts 02110, or at such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and, additionally, for any Completed Revolving Credit Loan Request, Competitive Bid Quote Request or Letter of Credit Application Attention: Timothy J. Callahan, Sr. Loan Administrator, Agency Services, Fleet Corporate Administration, Mail
Stop: MA OF DO5P One Federal Street, Boston, MA 02110.

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to the party to which it is directed, at the time of the receipt thereof by such party or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, return receipt requested on the fifth Business Day following the mailing thereof.

         ss.20. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AND THE GUARANTORS AND THE AGENT AND THE LENDERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK OR ANY FEDERAL COURT SITTING IN NEW YORK, NEW YORK AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS OR THE GUARANTORS OR THE AGENT OR THE LENDERS BY MAIL AT THE ADDRESS SPECIFIED IN ss.19. EACH OF THE BORROWERS AND THE GUARANTORS AND THE AGENT AND THE LENDERS HEREBY WAIVES ANY OBJECTION THAT EITHER OF THEM MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         ss.21. HEADINGS. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

         ss.22. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         ss.23. ENTIRE AGREEMENT, ETC. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.25.

         ss.24. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, EACH OF THE BORROWERS AND THE GUARANTORS AND THE AGENT AND THE LENDERS HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE REVOLVING CREDIT NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, EACH OF THE BORROWERS AND EACH OF THE GUARANTORS HEREBY WAIVES ANY RIGHT ANY OF THEM MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE BORROWERS AND THE GUARANTORS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGE THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

         ss.25. CONSENTS, AMENDMENTS, WAIVERS, ETC. Except as otherwise expressly provided in this Agreement, any acceptance, consent, approval or other authorization required or permitted by this Agreement may be given, and any term of this Agreement or of any of the other Loan Documents may be amended, and the performance or observance by any Borrower or any Guarantor of any terms of this Agreement or the other Loan Documents or the continuance of any default, Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Required Lenders.

         Notwithstanding the foregoing, Unanimous Lender Approval shall be required for any amendment, modification or waiver of this Agreement that:

                                            (i) reduces or forgives any
                           principal of any unpaid Loan or any interest thereon (including any interest "breakage" costs) or any fees due any Lender hereunder, or permits any prepayment not otherwise permitted hereunder; or

                                            (ii) changes the unpaid principal
                           amount of, or the rate of interest on, any Loan; or

                                            (iii) changes the date fixed for any
                           payment of principal of or interest on any Loan (including, without limitation, any extension of the Maturity Date) or any fees payable hereunder; or

                                            (iv) changes the amount of any
                           Lender's Commitment (other than pursuant to an assignment permitted under ss.18.1 hereof) or increases the amount of the Total Commitment; or

                                            (v) amends any of the covenants
                           contained inss.ss.9.1, 9.3, 9.4, 9.9 or 9.10 hereof;
                           or

                                            (vi) releases or reduces the
                           liability of any Guarantor pursuant to its Guaranty other than as provided in ss.5; or

                                            (vii) modifies this ss.25 or any
                           other provision herein or in any other Loan Document which by the terms thereof expressly requires Unanimous Lender Approval; or

                                            (viii) amends any of the provisions
                           governing funding contained in ss.2 hereof; or

                                            (ix) changes the rights, duties or
                           obligations of the Agent specified in ss.14 hereof (provided that no amendment or modification to such ss.14 or to the fee payable to the Agent under this Agreement may be made without the prior written consent of the Agent); or

                                            (x) changes the definitions of
                           Required Lenders or Unanimous Lender Approval.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or the Lenders or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial to such right or any other rights of the Agent or the Lenders. No notice to or demand upon any Borrower shall entitle any Borrower to other or further notice or demand in similar or other circumstances.

         ss.26. SEVERABILITY. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                    CALI REALTY, L.P.

                        By: Cali Realty Corporation, its general partner

                        By: _______________________________________

                           Name:      Barry Lefkowitz
                           Title:     Vice President

                    CENTURY PLAZA ASSOCIATES

                        By: Cali Sub IV, Inc., its general partner

                        By: _______________________________________

                           Name:      Barry Lefkowitz
                           Title:     Vice President

                        By: Cali Property Holdings II, L.P., its general partner

                        By: Cali Sub IV, Inc., its general partner

                        By: _______________________________________

                           Name:      Barry Lefkowitz
                           Title:     Vice President

                    600 PARSIPPANY ASSOCIATES, L.P.

                        By: Cali Sub V, Inc., its general partner

                        By: _______________________________________

                           Name:      Barry Lefkowitz
                           Title:     Vice President

                   400 RELLA REALTY ASSOCIATES, L.P.

                       By: Cali Sub VI, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   VAUGHN PRINCETON ASSOCIATES L.P.

                       By: Cali Sub V, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                       By: Cali Sub VII, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   JUMPING BROOK REALTY ASSOCIATES L.P.

                       By: Cali Sub VII, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   HORIZON CENTER REALTY ASSOCIATES L.P.

                       By: Cali Sub VII, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   COMMERCENTER REALTY ASSOCIATES L.P.

                       By: Cali Sub VII, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   400 PRINCETON ASSOCIATES L.P.

                       By: Cali Sub V, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   CAL-TREE REALTY ASSOCIATES L.P.

                       By: Cali Sub VIII, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   MOUNT AIRY REALTY ASSOCIATES L.P.

                       By: Cali Sub IX, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   FIVE SENTRY REALTY ASSOCIATES L.P.

                       By: Cali Sub VIII, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   300 TICE REALTY ASSOCIATES L.P.

                       By: Cali Sub IX, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   BRIDGE PLAZA REALTY ASSOCIATES L.P.

                       By: Cali Sub IX, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   CALI AIRPORT REALTY ASSOCIATES, L.P.

                       By: Cali Sub VIII, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                       By: Cali Sub VI, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   MID-WESTCHESTER REALTY ASSOCIATES L.P.

                       By: Cali Sub VI, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   SO. WESTCHESTER REALTY ASSOCIATES L.P.

                       By: Cali Sub VI, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   WHITE PLAINS REALTY ASSOCIATES L.P.

                       By: Cali Sub XIV, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   MARTINE AVENUE REALTY ASSOCIATES L.P.

                       By: Cali Sub XIII, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   CALI STAMFORD REALTY ASSOCIATES L.P. D/B/A RM STAMFORD REALTY ASSOCIATES

                       By: Cali Sub XII, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                       By: Cali Sub XV, Inc., its general partner

                        By: _______________________________________

                          Name:      Barry Lefkowitz
                          Title:     Vice President

                   FLEET NATIONAL BANK, individually and as Agent

                        By: _______________________________________

                                      Name:

                                     Title:

                             BANK OF AMERICA, NT&SA

                        By: _______________________________________

                                      Name:

                                     Title:

                                 KREDIETBANK NV

                        By: _______________________________________

                                      Name:

                                     Title:

                                  BANKERS TRUST

                        By: _______________________________________

                                      Name:

                                     Title:

                        THE CHASE MANHATTAN BANK, individually and as
                          Syndication Agent

                        By: _______________________________________

                                      Name:

                                     Title:

                                  CRESTAR BANK

                        By: _______________________________________

                                      Name:

                                     Title:

                                   COMMERZBANK

                        By: _______________________________________

                                      Name:

                                     Title:

                         FIRST NATIONAL BANK OF CHICAGO

                        By: _______________________________________

                                      Name:

                                     Title:

                                     KEYBANK

                        By: _______________________________________

                                      Name:

                                     Title:

                                 KREDIETBANK NV

                        By: _______________________________________

                                      Name:

                                     Title:

                                 MELLON BANK, NA

                        By: _______________________________________

                                      Name:

                                     Title:

                                 PNC BANK, N.A.

                        By: _______________________________________

                                      Name:

                                     Title:

                                   SIGNET BANK

                        By: _______________________________________

                                      Name:

                                     Title:

                                   SUMMIT BANK

                        By: _______________________________________

                                      Name:

                                     Title:

                                                                       Exhibit A

                         [Form of Revolving Credit Note]

                              REVOLVING CREDIT NOTE

$______________                                                _______ ___, 19__


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the undersigned Subsidiaries of CRLP (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of _______________, [a national banking association] (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement defined below):

                  (a) prior to or on the Maturity Date the principal amount of _________________ Dollars ($_______________) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of August ___, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof pursuant to the Credit Agreement or by operation of law is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit

Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT.

EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be sealed and signed in its partnership name by its duly authorized officer as of the day and year first above written.

                                        CALI REALTY, L.P.

WITNESS:                                By: Cali Realty Corporation, its
                                        general partner

_________________________               By: ______________________________
                                          Name:
                                          Title:



                                        [OTHER BORROWERS]

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                                                       Exhibit B

                          [FORM OF SUBSIDIARY GUARANTY]

                                    GUARANTY

         Guaranty, dated as of _______ ___, 19__ by _______________, a
_____________ ____________ (the "Guarantor"), in favor of each of the Lenders (as defined herein) and Fleet National Bank, as Agent (in such capacity, the "Agent") for itself and for the other financial institutions (collectively, the "Lenders") which are or may become parties to the Revolving Credit Agreement dated as of August ___, 1997 among Cali Realty, L.P., a Delaware limited partnership ("CRLP") and certain subsidiaries of CRLP (collectively, the "Borrowers"), the Agent, and the Lenders, as the same may hereafter be amended from time to time (the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

         WHEREAS, the Borrowers, the Agent and the Lenders have entered into the Credit Agreement;

         WHEREAS, the Borrowers and the Guarantor are members of a group of related entities, the success of either one of which is dependent in part on the success of the other members of such group;

         WHEREAS, the Guarantor expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrowers by the Lenders pursuant to the Credit Agreement (which benefits are hereby acknowledged);

         WHEREAS, it is a condition precedent to the Agent's and the Lenders' willingness to extend, and to continue to extend, credit to the Borrowers under the Credit Agreement that the Guarantor execute and deliver this Guaranty; and

         WHEREAS, the Guarantor wishes to guaranty the Borrowers' obligations to the Lenders and the Agent under and in respect of the Credit Agreement as herein provided.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Guaranty of Payment and Performance of Obligations. In consideration of the Lenders' extending credit or otherwise in their discretion giving time, financial or banking facilities or accommodations to the Borrowers, the Guarantor hereby unconditionally guarantees to the Agent and each Lender that the

Borrowers will duly and punctually pay or perform, at the place specified therefor, or if no place is specified, at the Agent's Head Office, (i) all indebtedness, obligations and liabilities of the Borrowers to any of the Lenders and the Agent, individually or collectively, under the Credit Agreement or any of the other Loan Documents or in respect of any of the Loans or the Notes or other instruments at any time evidencing any thereof, whether existing on the date of the Credit Agreement or arising or incurred thereafter, direct or indirect, secured or unsecured, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise; and (ii) without limitation of the foregoing, all reasonable fees, costs and expenses incurred by the Agent or the Lenders in attempting to collect or enforce any of the foregoing, accrued in each case to the date of payment hereunder (collectively the "Obligations" and individually an "Obligation"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by the Borrowers of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that any Lender or the Agent first attempt to collect any of the Obligations from the Borrowers or resort to any security or other means of obtaining payment of any of the Obligations which any Lender or the Agent now has or may acquire after the date hereof or upon any other contingency whatsoever. Upon any Event of Default which is continuing by the Borrowers in the full and punctual payment and performance of the Obligations, the liabilities and obligations of the Guarantor hereunder shall, at the option of the Agent, become forthwith due and payable to the Agent and to the Lender or Lenders owed the same without demand or notice of any nature, all of which are expressly waived by the Guarantor, except for notices required to be given to the Borrowers under the Loan Documents. Payments by the Guarantor hereunder may be required by any Lender or the Agent on any number of occasions.

         2. Guarantor's Further Agreements to Pay. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to each Lender and the Agent forthwith upon demand, in funds immediately available to such Lender or the Agent, all costs and expenses (including court costs and legal fees and expenses) incurred or expended by the Agent or such Lender in connection with this Guaranty and the enforcement hereof, together with interest on amounts recoverable under this Guaranty from the time after such amounts become due at the default rate of interest set forth in the Credit Agreement; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

         3. Payments. The Guarantor covenants and agrees that the Obligations will be paid strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender with respect thereto. Without limiting the generality of the foregoing, the Guarantor's obligations hereunder with respect to any Obligation shall not be discharged by a payment in a currency other than the currency in which the Obligation is denominated (the "Obligation Currency") or at a place other than the place specified for the payment of the Obligation, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Obligation Currency and transferred to Boston, Massachusetts, U.S.A., under normal banking procedures does not yield the amount of Obligation Currency due thereunder.

         4. Taxes. All payments hereunder shall be made without any counterclaim or set-off, free and clear of, and without reduction by reason of, any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature ("Taxes"), which are now or may hereafter be imposed, levied or assessed by the United States or any political subdivision or taxing authority thereof (or any non-United States jurisdiction in which there is Real Estate) on payments hereunder, all of which will be for the account of and paid by the Guarantor. If for any reason, any such reduction is made or any Taxes are paid by the Agent or any Lender (except for taxes on income or profits of such Agent or Lender), Guarantor will pay to the Agent or such Lender such additional amounts as may be necessary to ensure that the Agent or such Lender receives the same net amount which it would have received had no reduction been made or Taxes paid.

         5. Consent to Jurisdiction. The Guarantor agrees that any suit for the enforcement of this Guaranty or any of the other Loan Documents may be brought in the courts of the State of New York sitting in New York, New York or any federal court sitting in New York, New York and consents to the non-exclusive jurisdiction of such courts and the service of process in any such suit being made upon the Guarantor by mail at the address specified herein. Except to the extent such waiver is expressly prohibited by law, the Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

         6. Liability of the Guarantor. The Agent and each Lender have and shall have the absolute right to enforce the liability of the Guarantor hereunder without resort to any other right or remedy including any right or remedy under any other guaranty, and the release or discharge of any guarantor of any Obligations shall not affect the continuing liability of the Guarantor hereunder.

         7. Representations and Warranties; Covenants. The Guarantor hereby makes and confirms the representations and warranties made on its behalf by the Borrowers pursuant to ss.6 of the Credit Agreement, as iF such representations and warranties were set forth herein. The Guarantor hereby agrees to perform the covenants set forth in ss.ss.7 and 8 of the Credit Agreement (to the extent such covenants expressly apply to the Guarantor) as if such covenants were set forth herein. The Guarantor acknowledges that it is, on a collective basis with the

Borrowers and all other "Guarantors" (as defined in the Credit Agreement), bound by the covenants set forth in ss.9 of the Credit Agreement. The Guarantor hereby confirms that it shall be bound by all acts or omissions of the Borrower Representative pursuant to the Credit Agreement.

         8. Effectiveness. The obligations of the Guarantor under this Guaranty shall continue in full force and effect and shall remain in operation until all of the Obligations shall have been paid in full or otherwise fully satisfied, and continue to be effective or be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of the Borrowers, or otherwise, as though such payment had not been made or other satisfaction occurred. No invalidity, irregularity or unenforceability of the Obligations by reason of applicable bankruptcy laws or any other similar law, or by reason of any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations, shall impair, affect, be a defense to or claim against the obligations of the Guarantor under this Guaranty.

         9. Freedom of Lender to Deal with Borrowers and Other Parties. The Agent and each Lender shall be at liberty, without giving notice to or obtaining the assent of the Guarantor and without relieving the Guarantor of any liability hereunder, to deal with the Borrowers and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as the Agent or such Lender in its sole discretion deems fit, and to this end the Guarantor gives to the Agent and each Lender full authority in its sole discretion to do any or all of the following things: (a) extend credit, make loans and afford other financial accommodations to the Borrowers at such times, in such amounts and on such terms as the Agent or such Lender may approve, (b) vary the terms and grant extensions of any present or future indebtedness or obligation of the Borrowers or of any other party to the Agent or such Lender, (c) grant time, waivers and other indulgences in respect thereto, (d) vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations which the Agent or any Lender now has or may acquire after the date hereof, (e) accept partial payments from the Borrowers or any such other party, (f) release or discharge, wholly or partially, any endorser or guarantor, and (g) compromise or make any settlement or other arrangement with the Borrowers or any such other party.

         10. Unenforceability of Obligations Against Borrowers; Invalidity of Security or Other Guaranties. If for any reason the Borrowers have no legal existence or are under no legal obligation to discharge any of the Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Obligations have become irrecoverable from the Borrowers by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal debtor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

         11. Waivers by Guarantor. The Guarantor waives: notice of acceptance hereof, notice of any action taken or omitted by the Agent or any Lender in reliance hereon, and any requirement that the Agent or any Lender be diligent or prompt in making demands hereunder, giving notice of any default by the Borrowers or asserting any other rights of the Agent or any Lender hereunder. The Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses in the nature of suretyship that at any time may be available in respect of the Guarantor's obligations hereunder by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.

         12. Waiver of Subrogation Rights. Notwithstanding any other provision to the contrary contained herein or provided by applicable law, unless and until all of the Obligations have been indefeasibly paid in full in cash and satisfied in full, the Guarantor hereby irrevocably waives any and all rights it may have at any time (whether arising directly or indirectly, by operation of law or by contract) to assert any claim against the Borrowers on account of payments made under this Guaranty, including, without limitation, any and all rights of or claim for subrogation, contribution, reimbursement, exoneration and indemnity, and further waives any benefit of and any right to participate in any collateral which may be held by the Agent or any Lender or any affiliate of the Agent or any Lender. In addition, the Guarantor will not claim any set-off or counterclaim against the Borrowers in respect of any liability it may have to the Borrowers unless and until all of the Obligations have been indefeasibly paid in full in cash and satisfied in full.

         13. Demands. Any demand on or notice made or required to be given pursuant to this Guaranty shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addressed as follows:

                  (a)      if to the Guarantor, at

                  -----------------------------------
                  -----------------------------------

                  or at such other address for notice as the Guarantor shall last have furnished in writing to the Agent with a copy to:

                  -----------------------------------
                  -----------------------------------
                  -----------------------------------
                  -----------------------------------

                  or at such other address for notice as the Guarantor shall last have furnished in writing to the Agent; and

                  (b) if to the Agent, at 111 Westminster Street RI-MO-215, Providence, Rhode Island 02903, Attention: Mark E. Dalton, or such other address for notice as the Agent shall last have furnished in writing to the Guarantor, with a copy to Paul M. Vaughn, Esq., Bingham, Dana & Gould LLP, 150 Federal Street, Boston, Massachusetts 02110, or at such other address for notice as the Agent shall last have furnished in writing to the Guarantor.

                  (c) if to any Lender, at such Lender's address as set forth in
         Schedule 1.2 to the Credit Agreement or as shall have last been furnished in writing to the Person giving the notice.

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to the party to which it is directed, at the time of the receipt thereof by such party or the sending of such facsimile or (ii) if sent by registered or certified first-class mail, postage prepaid, return receipt requested, on the fifth Business Day following the mailing thereof.

         14. Amendments, Waivers, Etc.. No provision of this Guaranty can be changed, waived, discharged or terminated except by an instrument in writing signed by the Agent and the Guarantor expressly referring to the provision of this Guaranty to which such instrument relates; and no such waiver shall extend to, affect or impair any right with respect to any Obligation which is not expressly dealt with therein. No course of dealing or delay or omission on the part of the Agent or the Lenders or any of them in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

         15. Further Assurances. The Guarantor at its sole cost and expense agrees to do all such things and execute, acknowledge and deliver all such documents and instruments as the Agent from time to time may reasonably request in order to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Agent and the Lenders hereunder.

         16. Miscellaneous Provisions. This Guaranty is intended to take effect as a sealed instrument to be governed by and construed in accordance with the laws of the State of New York and shall inure to the benefit of the Agent, each Lender and its respective successors in title and assigns permitted under the Credit Agreement, and shall be binding on the Guarantor and the Guarantor's successors in title, assigns and legal representatives. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

         17. WAIVER OF JURY TRIAL. EXCEPT TO THE EXTENT SUCH WAIVER IS EXPRESSLY PROHIBITED BY LAW, THE GUARANTOR HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY JURISDICTION AND IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS GUARANTY, THE OBLIGATIONS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, AMONG THE GUARANTOR, THE BORROWERS, THE AGENT AND/OR THE LENDERS. THIS WAIVER OF JURY TRIAL SHALL BE EFFECTIVE FOR EACH AND EVERY DOCUMENT EXECUTED BY THE GUARANTOR, THE AGENT OR THE LENDERS AND DELIVERED TO THE AGENT OR THE LENDERS, AS THE CASE MAY BE, WHETHER OR NOT SUCH DOCUMENTS SHALL CONTAIN SUCH A WAIVER OF JURY TRIAL. THE GUARANTOR CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

         IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty as of the date first above written.

                                    GUARANTOR:

                                    __________________________________


                                    By: ______________________________
                                      Name:
                                      Title:

                                                                       Exhibit C

                     [Form of Revolving Credit Loan Request]

Fleet National Bank, as Agent               Fleet National Bank, as Agent
111 Westminster Street, RI-MO-215           Agency Services
Providence, Rhode Island  02902                   Fleet Corporate Administration

                                                  Mail Stop:  MAOFDO5P
                                                  One Federal Street
                                                  Boston, MA  02110

Attn:  Mark E. Dalton,                            Attn:  Timothy J. Callahan,
       Vice President                                  Senior Loan Administrator

                          REVOLVING CREDIT LOAN REQUEST

         This Loan Request is made pursuant to ss.2.5 of the Revolving Credit Agreement dated as of August ___, 1997 among Cali Realty, L.P. ("CRLP") and certain subsidiaries of CRLP party thereto (collectively, the "Borrowers"), Fleet National Bank, individually and as Agent, and certain other parties as provided therein (as the same may now or hereafter be amended from time to time, the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Loan Request have the meanings given them in the Credit Agreement.

1.  CRLP, as Borrower Representative hereby requests:

         ____ Revolving Credit Loan
         ____ Letter of Credit

2. The principal amount of the Revolving Credit Loan or the amount of the Letter of Credit requested in this Loan Request is:

         $_______________

3. The proposed Drawdown Date of the Revolving Credit Loan or the date of issue, extension or renewal of the Letter of Credit requested in this Loan Request is:

         _________ ____, 19__

4. The Interest Period requested for the Revolving Credit Loan requested in this Loan Request (if any) is:

         _____________________

5. The Type of Revolving Credit Loan being requested in this Loan Request (if any) is:

         _____ Prime Rate Loan
         _____ LIBOR Loan

6. Please disburse the proceeds of the requested Revolving Credit Loan as follows:

         WITNESS my hand this ___ day of _______, 19__.

                            CALI REALTY, L.P.

                            By: Cali Realty Corporation, its general partner

                            By: _____________________________
                              Name:
                              Title:

                                                                     Exhibit D-1

                         COMPLIANCE CERTIFICATE OF CHIEF

                    FINANCIAL OFFICER OR TREASURER CONTROLLER
                    OR EXECUTIVE VICE-PRESIDENT OR PRESIDENT

                                 (Loan Request)

         The undersigned Chief Financial Officer/ Treasurer/ Controller/ Executive Vice President/President of Cali Realty, L.P. ("CRLP"), as the Borrower Representative (as defined in the Credit Agreement defined below) HEREBY CERTIFIES THAT:

         This Compliance Certificate is furnished pursuant to ss.2.5(iv)(c), ss.2A.9 and/or ss.11.1 of the RevoLving Credit Agreement dated as of August __, 1997 among CRLP and certain of its subsidiaries party thereto (collectively, the "Borrowers"), Fleet National Bank, individually and as Agent, certain other Lenders and other parties as provided therein (as the same may now or hereafter be amended from time to time, the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate and Schedule 1 attached hereto have the meanings given them in the Credit Agreement.

         Schedule 1 attached hereto sets forth the financial data and computations evidencing the Borrowers' compliance with the covenants contained in ss.9.1 and ss.9.9 of the Credit Agreement on a pro-forma basis afTer giving effect to the requested Revolving Credit Loan, Competitive Bid Loan and/or Letter of Credit, all of which data and computations, to the knowledge and belief of the chief financial officer or treasurer, controller or executive vice president or president executing and delivering this Compliance Certificate on behalf of CRLP, as Borrower Representative (the "Chief Financial Officer" or "Controller" or "Treasurer", or "Executive Vice President" or "President" as the case may be), are true, complete and correct.

         The activities of the Borrowers, the Guarantors and their respective Subsidiaries and subsidiaries (as defined in the Credit Agreement) since the date of the last Compliance Certificate submitted by the Borrowers to the Agent have been reviewed by the Chief Financial Officer/ Treasurer/Controller/Executive Vice President/President and/or by employees or agents under his/her immediate supervision. Based upon such review, to the knowledge and belief of the Chief Financial Officer/ Treasurer/Controller/Executive Vice President/President, both before and after giving effect to the requested Revolving Credit Loan, Competitive Bid Loan and/or Letter of Credit, (1) no Default or Event of Default exists on the date hereof or will exist under the Credit Agreement or any other Loan Document on the Drawdown Date of such Loan or the date of [issue] [extension or renewal] of such Letter of Credit, and (2) after taking into account such requested Loan or Letter of Credit, no Default or Event of Default will exist as of the Drawdown Date (other than regarding ss.7.22 as provided in ss.11 of the Credit Agreement) or the date of [issue] [extension or renewal] of such Letter of Credit, or thereafter.

         To the knowledge and belief of the Chief Financial Officer/Treasurer/Executive Vice President/President/Controller, each of the representations and warranties of the Borrowers and the Guarantors contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true as of the date as of which they were made and is also true at and as of the date hereof and will be true at and as of the time of the making of the requested Loan or the [issuance] [extension or renewal] of the requested Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or not prohibited by the Credit Agreement or the other Loan Documents and changes occurring in the ordinary course of business, and except to the extent that such representations and warranties relate expressly to an earlier date) or to the extent of a Non-Material Breach, the effect of which is included in the Schedule 1 calculations as required by the Credit Agreement.

         The Chief Financial Officer/Treasurer/Controller/Executive Vice President/President certifies that he/she is authorized to execute and deliver this Compliance Certificate on behalf of CRLP, as Borrower Representative.

         WITNESS our hands this __ day of ___________, 19__.

                       CALI REALTY, L.P.

                       By: Cali Realty Corporation, its general partner

                       By: ______________________________
                         Name:
                         Title:

                                                                     Exhibit D-2

                             COMPLIANCE CERTIFICATE

                           OF CHIEF FINANCIAL OFFICER

                           (CRLP Financial Statements)

         The undersigned Chief Financial Officer/Treasurer of Cali Realty, L.P., ("CRLP") HEREBY CERTIFIES THAT:

         This Compliance Certificate is furnished pursuant to ss.7.4(c) of the Revolving Credit Agreement dated aS of August __, 1997 among CRLP and certain of its subsidiaries party thereto (collectively, the "Borrowers"), Fleet National Bank, individually and as Agent, certain other Lenders and other parties as provided therein (as the same may now or hereafter be amended from time to time, the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate and Schedule 1 attached hereto have the meanings given them in the Credit Agreement.

         As required by ss.7.4(c) of the Credit Agreement, financial statements of CRLP and its respectivE subsidiaries (as defined in the Credit Agreement) for the [year] [quarter] ended ______, 19__ (the "Financial Statements") prepared in accordance with GAAP in all material respects (subject, in the case of quarterly statements, to year-end adjustments none of which are anticipated to be materially adverse, except as specifically disclosed in this Compliance Certificate) accompany this Compliance Certificate. The Financial Statements present fairly the financial position of CRLP and its subsidiaries (as defined in the Credit Agreement) as at the date thereof and the results of operations of CRLP and its subsidiaries for the period covered thereby.

         Schedule 1 attached hereto sets forth the financial data and computations evidencing the Borrowers' compliance with the covenants contained in ss.9 of the Credit Agreement, all of which data and computations, to thE knowledge and belief of the chief financial officer executing and delivering this Compliance Certificate on behalf of CRLP, as Borrowers Representative (the "Chief Financial Officer"), are true, complete and correct.

         The activities of the Borrowers and its subsidiaries (as defined in the Credit Agreement) during the period covered by the Financial Statements have been reviewed by the Chief Financial Officer and/or by employees or agents under his immediate supervision. Based upon such review, during the period covered by the Financial Statements, and as of the date of this Certificate, no Default or Event of Default has occurred and is continuing, except as specifically disclosed in this Compliance Certificate.

         The Chief Financial Officer certifies that he is authorized to execute and deliver this Compliance Certificate on behalf of CRLP, as Borrower Representative.

         WITNESS our hands this __ day of ___________, 19__.

                      CALI REALTY, L.P.

                      By: Cali Realty Corporation, its general partner

                      By: ______________________________
                        Name:
                        Title:

                                                                     Exhibit D-3

                             COMPLIANCE CERTIFICATE

                           OF CHIEF FINANCIAL OFFICER

                           (CRC Financial Statements)

         The undersigned Chief Financial Officer of Cali Realty Corporation ("CRC") HEREBY CERTIFIES THAT:

         This Compliance Certificate is furnished pursuant to ss.7.4(c) of the Revolving Credit Agreement dated aS of August __, 1997 among Cali Realty, L.P. and certain of its subsidiaries party thereto (collectively, the "Borrowers"), Fleet National Bank, individually and as Agent, certain other Lenders and other parties as provided therein (as the same may now or hereafter be amended from time to time, the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate and Schedule 1 attached hereto have the meanings given them in the Credit Agreement.

         As required by ss.7.4(c) of the Credit Agreement, financial statements of CRC and its respectivE subsidiaries (as defined in the Credit Agreement) for the [year] [quarter] ended ______, 19__ (the "Financial Statements") prepared in accordance with GAAP in all material respects (subject, in the case of quarterly statements, to year-end adjustments none of which are anticipated to be materially adverse, except as specifically disclosed in this Compliance Certificate) accompany this Compliance Certificate. The Financial Statements delivered herewith present fairly the financial position of CRC and its subsidiaries (as defined in the Credit Agreement) as at the date thereof and the results of operations of CRC and its subsidiaries for the period covered thereby.

         The activities of CRC and its subsidiaries (as defined in the Credit Agreement) during the period covered by the Financial Statements have been reviewed by the chief financial officer of CRC and/or by employees or agents under his immediate supervision. Based upon such review, during the period covered by the Financial Statements, and as of the date of this Certificate, no Default or Event of Default has occurred and is continuing, except as specifically disclosed in this Compliance Certificate.

         WITNESS our hands this __ day of ___________, 19__.

                                  CALI REALTY CORPORATION

                                  By: ______________________________
                                    Name:
                                    Title:

                                                                     Exhibit D-4

                         COMPLIANCE CERTIFICATE OF CHIEF
                  FINANCIAL OFFICER OR TREASURER OR CONTROLLER

                    OR EXECUTIVE VICE PRESIDENT OR PRESIDENT

                     (Disposition of Unencumbered Property)

         The undersigned Chief Financial Officer/ Treasurer/ Controller/ Executive Vice President/ President of Cali Realty, L.P. ("CRLP") HEREBY CERTIFIES THAT:

         This Compliance Certificate is furnished pursuant to ss.8.4(b)(i), ss.8.4(b)(ii) or ss.8.4(b)(iv) oF the Revolving Credit Agreement dated as of August ___, 1997 among CRLP and certain of its subsidiaries party thereto (collectively, the "Borrowers"), Fleet National Bank, individually and as Agent, certain other Lenders and other parties as provided therein (as the same may now or hereafter be amended from time to time, the "Credit Agreement"). CRLP, as Borrower Representative hereby gives the Agent notice of a Borrower's or a Guarantor's intention to Sell an Unencumbered Property or to grant an Indebtedness Lien on an Unencumbered Property pursuant to ss.8.4(b)(i), ss.8.4(b)(ii) or ss.8.4(b)(iv) or for other Real Estate in the case of ss.8.4(b)(i) of the Credit Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate and Schedule 1 attached hereto have the meanings described in the Credit Agreement.

         Schedule 1 attached hereto sets forth the financial data and computations evidencing the Borrowers' compliance with the covenants contained in ss.9 of the Credit Agreement on a pro forma basis after giving effect tO such proposed Sale or Indebtedness Lien and all liabilities, fixed or contingent, pursuant thereto, all of which data and computations, to the knowledge and belief of the chief financial officer or treasurer or controller or executive vice president or president executing and delivering this Compliance Certificate on behalf of CRLP (the "Chief Financial Officer" or "Treasurer" or "Executive Vice President" or "Controller" or "President", as the case may be), are true, complete and correct.

         The activities of the Borrowers, the Guarantors, their respective Subsidiaries and subsidiaries (as defined in the Credit Agreement) have been reviewed by the Chief Financial Officer/ Treasurer/ Executive Vice President/ Controller/ President and/or by employees or agents under his/her immediate supervision. Based upon such review, to the best knowledge and belief of the Chief Financial Officer/ Treasurer/ Executive Vice President/ President, Controller,

[(for ss.8.4(b)(i)) both before and after giving effect to the proposed Sale or Indebtedness Lien, no Default oR Event of Default exists or will exist under any Loan Document.]

[(for ss.8.4(b)(ii)) no Default or Event of Default has occurred and is continuing, or would occur and bE continuing after giving effect to the proposed Sale or Indebtedness Lien, under ss.ss. 12.1(a), 12.1(b), 12.1(c) (resulting from a failure to comply with ss.7.7 (as to the legal existence and REIT status of CRC) or ss.9), 12.1(G), 12.1(h) or 12.1(j) of the Credit Agreement AND the Borrowers intend to (i) apply the net proceeds of the proposed Sale or Indebtedness Lien to the repayment of the Loan, (ii) segregate the net proceeds in an escrow account and apply them solely to a qualified, deferred exchange under ss.1031 of the Code or (iii) complete an exchange foR other real property of equivalent value under ss.1031 of the Code, which real property will become an UnencumbereD Property upon acquisition.]

[(for ss.8.4(b)(iv)) a Default or Event of Default has occurred and is continuing, but after giving effect to thE proposed Sale or Indebtedness Lien and the net proceeds thereof (i) such Default or Event of Default will be cured and no other Default or Event of Default will occur, (ii) the proposed Sale or Indebtedness Lien is the [first or second] such request under ss.8.4(b)(iv) while any Commitment has been outstanding, (iii) the proposeD Sale or Indebtedness Lien does not exceed $50,000,000, and (iv) the proposed Sale is at fair market value or the proposed Indebtedness Lien is at not less than fair market terms for institutional lenders.]

         The Chief Financial Officer/Treasurer/Executive Vice
President/Controller/President certifies that he/she is authorized to execute and deliver this Compliance Certificate on behalf of the Borrowers and the Guarantors.

         WITNESS our hands this __ day of ___________, 19__.

                                CALI REALTY, L.P.

                                By: Cali Realty Corporation, its general partner

                                By: ______________________________
                                  Name:
                                  Title:

                                                                     Exhibit D-6

                         COMPLIANCE CERTIFICATE OF CHIEF
                  FINANCIAL OFFICER OR TREASURER OR CONTROLLER

                    OR EXECUTIVE VICE PRESIDENT OR PRESIDENT

          (Disposition of Real Estate other than Unencumbered Property)

         The undersigned Chief Financial Officer/Treasurer/Controller/Executive Vice President/ President of Cali Realty, L.P. ("CRLP") HEREBY CERTIFIES THAT:

         This Compliance Certificate is furnished pursuant to ss.8.4(b)(iii) of the Revolving Credit AgreemenT dated as of August ___, 1997 among CRLP and certain of its subsidiaries party thereto (collectively, the "Borrowers"), Fleet National Bank, individually and as Agent, certain other Lenders and other parties as provided therein (as the same may now or hereafter be amended from time to time, the "Credit Agreement"). CRLP, as Borrower Representative, hereby gives the Agent notice of its intention to Sell Real Estate (other than Unencumbered Property) or to grant Indebtedness Lien(s) on Real Estate (other than Unencumbered Property) pursuant to ss.8.4(b)(iii) of the Credit Agreement. Unless otherwise defined herein, the terms used in thiS Compliance Certificate and Schedule 1 attached hereto shall have the meanings given them in the Credit Agreement.

         Schedule 1 attached hereto sets forth the financial data and computations evidencing the Borrowers' compliance with the covenants contained in ss.9 of the Credit Agreement on a pro forma basis after giving effect tO all such proposed Sale(s) or Indebtedness Lien(s) and all liabilities, fixed or contingent, pursuant thereto, all of which data and computations, to the knowledge and belief of the chief financial officer or treasurer or controller or executive vice president or president executing and delivering this Compliance Certificate on behalf of the Borrower (the "Chief Financial Officer" or "Treasurer" or "Executive Vice President" or "Controller" or "President", as the case may be), are true, complete and correct.

         The activities of the Borrowers, the Guarantors, their respective Subsidiaries and subsidiaries (as defined in the Credit Agreement) have been reviewed by the Chief Financial Officer/Treasurer/ Executive Vice President/Controller President and/or by employees or agents under his/her immediate supervision. Based upon such review, to the knowledge and belief of the Chief Financial Officer/Treasurer/ Executive Vice President/ Controller/President, a Default or Event of Default has occurred and is continuing or a Default or Event of Default will occur and be continuing after giving effect to such proposed Sale(s) or Indebtedness Lien(s) and the Borrowers shall [apply the net proceeds of the proposed Sale(s) or Indebtedness Lien(s) to the repayment of the loans.] [Segregate the net proceeds of such Sale(s) or Indebtedness Lien(s) in an escrow account with the Agent/another reasonably acceptable financial institution) and apply such net proceeds solely to a qualified, deferred exchange under ss. 1031 of the Code (or to another use approved by the Required Lenders).] [Complete aN exchange of such Real Estate for other real property of equivalent value under ss. 1031 of the Code.].

         The Chief Financial Officer/Treasurer/ Executive Vice President/ Controller/ President certifies that he/she is authorized to execute and deliver this Compliance Certificate on behalf of the Borrowers and the Guarantors.

         WITNESS our hands this __ day of ___________, 19__.

                           CALI REALTY, L.P.

                           By: Cali Realty Corporation, its general partner

                           By: ______________________________
                             Name:
                             Title:

                                                                       Exhibit E

                          [Form of Closing Certificate]

                        [LETTERHEAD OF CALI REALTY, L.P.]

                                August ___, 1997

Fleet National Bank, individually
  and as Agent, and the other lending
  institutions party to the Credit Agreement
  described below
111 Westminster Street
Providence, Rhode Island  02903

         RE: CLOSING CERTIFICATE UNDER REVOLVING CREDIT AGREEMENT DATED AS OF AUGUST ___, 1997 (THE "CREDIT AGREEMENT")

Ladies and Gentlemen:

         The undersigned, on behalf of itself and the other Borrowers, hereby certifies to you, in accordance with the provisions of ss.10.14 of the Credit Agreement, that the representations and warranties of the BorrowerS contained in the Credit Agreement and in each document and instrument delivered pursuant to or in connection therewith are true as of the date hereof and that no Default or Event of Default has occurred and is continuing on the date hereof.

         Unless otherwise defined herein, the terms used in this Closing Certificate have the meanings given them in the Credit Agreement.

                                Very Truly Yours,

                                CALI REALTY, L.P.

                                By: Cali Realty Corporation, its general partner

                                By: ______________________________
                                  Name:
                                  Title:

                                                                       Exhibit F

                  [Form of Assignment and Assumption Agreement]

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                       Dated as of _____________ ___, 19__

         Reference is made to the Revolving Credit Agreement, dated as of August ___, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among Cali Realty, L.P. ("CRLP") and certain subsidiaries of CRLP party thereto (collectively, the "Borrowers"), Fleet National Bank as agent (the "Agent"), the lending institutions referred to therein as Lenders (the "Lenders") and other parties as stated therein. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         ____________________________________  (the "Assignor") and
______________________ (the "Assignee") agree as follows:

         1. Assignment. Subject to the terms and conditions of this Assignment and Assumption Agreement, ss.18.1 and ss.18.2 of The Credit Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes without recourse to the Assignor, a $____________ interest in and to the rights, benefits, indemnities and obligations of the Assignor under the Credit Agreement equal to ______% in respect of the Total Commitment immediately prior to the Effective Date (as hereinafter defined).

         2. Assignor's Representations. The Assignor (i) represents and warrants that (A) it is legally authorized to enter into this Assignment and Assumption Agreement, (B) as of the date hereof, its Commitment is $__________, its Commitment Percentage is ________%, the aggregate outstanding principal balance of its Revolving Credit Loans equals $__________, the aggregate amount of its Letter of Credit Participations equals $__________ [and the outstanding principal balance of its Competitive Bid Loans is $__________] (in each case after giving effect to the assignment contemplated hereby but without giving effect to any contemplated assignments which have not yet become effective), and
(C) immediately after giving effect to all assignments which have not yet become effective, the Assignor's Commitment Percentage will be sufficient to give effect to this Assignment and Assumption Agreement, (ii) makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any claim or encumbrance; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrowers or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of its obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document delivered or executed pursuant thereto; and (iv) has delivered to the Agent for return to the Borrowers the Note(s) delivered to it under the Credit Agreement and requests that the Borrower exchange such Note(s) for new Note(s) payable to each of the Assignor and Assignee as follows:

            Note Payable to
             the Order of:                  Amount of Note
             -------------                  --------------

         [Name of Assignor]                   [($________)]
         [Name of Assignee]                   [($________)]

         3. Assignee's Representations. The Assignee (i) represents and warrants that (A) it is duly and legally authorized to enter into this Assignment and Assumption Agreement, (B) the execution, delivery and performance of this Assignment and Assumption Agreement do not conflict with any provision of law or of the charter or by-laws of the Assignee, or of any agreement binding on the Assignee, (C) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Assignment and Assumption Agreement, and to render the same the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to ss.ss.6.4 and 7.4 thereof and such other documents And information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement;
(iii) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lenders and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) represents and warrants that it is an Eligible Assignee; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) acknowledges that it has made arrangements with the Assignor satisfactory to the Assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

         4. Effective Date. The effective date for this Assignment and Assumption Agreement shall be _______ ___, 19__ (the "Effective Date"). Following the execution of this Assignment and Assumption Agreement, each party hereto shall deliver its duly executed counterpart hereof to the Agent for acceptance by the Agent and recording in the Register by the Agent.

         5. Rights Under Credit Agreement. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Credit Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Credit Agreement; provided, however, that the Assignor shall retain its rights to be indemnified pursuant to ss.16 of the Credit Agreement with respect to any claims or actions arising prior to the Effective Date.

         6. Payments. Upon such acceptance of this Assignment and Assumption Agreement by the Agent and such recording, from and after the Effective Date, the Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make any appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.

         7. Governing Law. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         8. Counterparts. This Assignment and Assumption Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

         IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Assumption Agreement to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                           ASSIGNOR:

                           _____________________________________________________



                           By:__________________________________________________
                                  Title:

                           ASSIGNEE:

                           _____________________________________________________



                           By:__________________________________________________
                                  Title:

                                                                       EXHIBIT G

                          FORM OF COMPETITIVE BID NOTE

$________________                                       _____________ ___, 19___


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the Subsidiaries of CRLP party hereto (collectively, the "Borrowers"), jointly and severally promise to pay to the order of __________________ (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement referred to below):

                  (a) on [insert applicable maturity, which is last day of Interest Period] (the "Bid Maturity Date") the principal amount of ________________ DOLLARS ($______________) or, if less, the aggregate unpaid principal amount of Competitive Bid Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of August __, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto;

                  (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

                  (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the Bid Maturity Date hereof at the times and at the rate of ______%.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof pursuant to the Credit Agreement or by operation of law is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrowers contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Competitive Bid Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Competitive Bid Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Competitive Bid Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Competitive Bid Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the

Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned have caused this Competitive Bid Note to be signed in its name and its seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                CALI REALTY, L.P.

                                By:  Cali Realty Corporation, its
                                       General Partner

                                By:_____________________________________________
                                       Name:

                                       Title:

                                       [OTHER BORROWERS]

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT H

                      FORM OF COMPETITIVE BID QUOTE REQUEST

Fleet National Bank, as Agent               Fleet National Bank, as Agent
111 Westminster Street, RI-MO-215           Agency Services
Providence, Rhode Island  02902                  Fleet Corporate Administration
                                                 Mail Stop:  MAOFDO5P
                                                 One Federal Street
                                                 Boston, MA  02110

Attn:  Mark E. Dalton,                           Attn:  Timothy J. Callahan,
       Vice President                                Senior Loan Administrator

         Re:  Competitive Bid Quote Request

         This Competitive Bid Quote Request is given in accordance with Section 2A.3 of the Revolving Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of August __, 1997 by and among (a) Cali Realty, L.P. and its subsidiaries which are parties thereto from time to time (collectively, the "Borrowers" and each, individually, a "Borrower"), (b) Fleet National Bank and the other lending institutions listed on Schedule 1.2 thereto (collectively, the "Lenders") and (c) Fleet National Bank as agent for the Lenders (the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         Cali Realty, L.P., as the Borrower Representative, hereby requests that the Agent obtain quotes for a [LIBOR][Absolute] Competitive Bid Loan based upon the following:

         1. The requested Drawdown Date of the Competitive Bid Loan shall be __________________, 19___.1/

         2. The aggregate amount of the Competitive Bid Loans shall be $_______________.2/

         3. The duration of the Interest Period applicable hereto shall be _______________.3/

                           Very truly yours,

                           CALI REALTY, L.P.

                           By:  Cali Realty Corporation, its General Partner

                           _________________________________________________

------------
1/       The date must be a Business Day.

2/       This amount shall be $5,000,000 or larger multiple of $1,000,000.

3/ The stated Interest Period is subject to the provisions of the definition of Interest Period.

                                                                       EXHIBIT I

                  FORM OF INVITATION FOR COMPETITIVE BID QUOTES

                             _______________, 19___

[Name of Lender]
[Address]

Attn:  ____________________

         Re:      Invitation for Competitive Bid Quotes

         Reference is hereby made to that certain Revolving Credit Agreement (as amended and in effect from time to time, the "Credit Agreement") dated as of August __, 1997 by and among (a) Cali Realty, L.P. and its subsidiaries which are parties thereto from time to time (collectively, the "Borrowers" and each, individually, a "Borrower"), (b) Fleet National Bank and the other lending institutions listed on Schedule 1.2 thereto (collectively, the "Lenders") and
(c) Fleet National Bank as agent for the Lenders (the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         Pursuant to ss.2A.3 of the Credit Agreement, you are invited to submit a competitive bid quote to the Borrowers for the following proposed Competitive Bid Loan(s):

================================================================================
REQUESTED DRAWDOWN DATE          PRINCIPAL AMOUNT           INTEREST PERIOD
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

         Such Competitive Bid Quotes should specify a Competitive Bid Margin in the case of a requested LIBOR Competitive Bid Loan, or a Competitive Bid Rate in the case of a requested Absolute Competitive Bid Loan.

         All Competitive Bid Quotes must be submitted to the Agent by telex or facsimile transmission at its offices as specified in or pursuant to ss.19 of the Credit Agreement not later than (a) 2:00 p.m. (New York City time) on the fourth LIBOR Business Day prior to the proposed Drawdown Date, in the case of a LIBOR Competitive Bid Loan, or (b) 10:00 a.m. (New York City time) on the proposed Drawdown Date in the case of an Absolute Competitive Bid Loan.4/ Quotes received after these deadlines will not be forwarded to the Borrowers.

-----------

4/ The Agent may submit Competitive Bid Quotes in its capacity as a Lender only if submitted to the Borrowers not later than (a) one hour prior to the deadline for the other Lenders, in the case of a LIBOR Competitive Bid Loan or (b) 15 minutes prior to the deadline for the other Lenders, in the case of an Absolute Competitive Bid Loan.

         Submitted bids must be for $1,000,000 or a larger multiple of $500,000 and may not exceed the aggregate principal amount of Competitive Bid Loans for which offers were requested. All Competitive Bid Quotes should be submitted in substantially the form of Exhibit J to the Credit Agreement. Please follow-up your submitted written bids with telephone verification to confirm receipt.

                                  Very truly yours,

                                  FLEET NATIONAL BANK, AS AGENT

                                  By:  __________________________________
                                       Name:

                                       Title:

                                                                       EXHIBIT J

                          FORM OF COMPETITIVE BID QUOTE

Fleet National Bank, as Agent               Fleet National Bank, as Agent
111 Westminster Street, RI-MO-215           Agency Services
Providence, Rhode Island  02902                  Fleet Corporate Administration
                                                 Mail Stop:  MAOFDO5P
                                                 One Federal Street
                                                 Boston, MA  02110

Attn:  Mark E. Dalton,                           Attn:  Timothy J. Callahan,
       Vice President                                Senior Loan Administrator

         Re:      Competitive Bid Quote to Cali Realty, L.P.

         This Competitive Bid Quote is given in accordance with Section 2A.5 of the Revolving Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of August __, 1997 by and among (a) Cali Realty, L.P. and its subsidiaries which are parties thereto from time to time (collectively, the "Borrowers" and each, individually, a "Borrower"), (b) Fleet National Bank and the other lending institutions listed on Schedule 1.2 thereto (collectively, the "Lenders") and (c) Fleet National Bank as agent for the Lenders (the "Agent"). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         In response to the Competitive Bid Quote Request of the Borrowers dated _________________, 19___, we hereby make the following Competitive Bid Quote on the following terms:

         1.       Quoting Lender:  _____________________

         2.       Person to contact at Quoting Lender:  _____________________

         3.       Drawdown Date:5/  _____________________

         4. We hereby offer to make Competitive Bid Loan(s) in the following maximum principal amounts for the following Interest Period(s) and at the following rates:

Maximum                                        Competitive          Competitive
Principal Amount 6/     Interest Period 7/     Bid Margin 8/        Bid Rate 9/
-------------------     ------------------     -------------        -----------

----------
5/       As specified in the related Competitive Bid Quote Request.

6/ The principal amount bid for each Interest Period may not exceed the principal amount requested. Competitive Bid Quotes must be made for at least $1,000,000 or a larger multiple of $500,000, and in accord with the other provisions of ss.2A.5(b)(ii) of the Credit Agreement.

7/       As specified in the related Competitive Bid Quote Request.

8/ To be specified in the case of a LIBOR Competitive Bid Loan, in accord with the provisions of ss.2A.5(b)(iv) of the Credit Agreement.

9/ To be specified in the case of an Absolute Competitive Bid Loan, in accord with the provisions of ss.2A.5(b)(v) of the Credit Agreement.

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Competitive Bid Loan(s) for which any offer(s) [is][are] accepted, in whole or in part.

                                          Very truly yours,

                                          [NAME OF LENDER]

                                          By:  ____________________________
                                               Name:
                                               Title:

Dated:  __________________

                                                                       EXHIBIT K

                         FORM OF NOTICE OF ACCEPTANCE OR

                   NON-ACCEPTANCE OF COMPETITIVE BID QUOTE(S)

                                CALI REALTY, L.P.

    Under ss.2A.7 of the Revolving Credit Agreement (the "Credit Agreement")
                           dated as of August __, 1997

Date of Competitive Bid Loan Quote:                    ________________________

Type of Competitive Bid Loan Requested:                       [LIBOR][Absolute]

Requested Drawdown Date:                               ________________________


Cali Realty, L.P., as Borrower Representative, hereby ACCEPTS the following Competitive Bid Quote(s):

================================================================================
                                            Competitive Bid
   Principal                                Rate/Competitive
Amount of Quote       Interest Period(s)      Bid Margin               Lender
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


Cali Realty, L.P., as Borrower Representative, hereby REJECTS the following Competitive Bid Quote(s):

================================================================================
                                            Competitive Bid
   Principal                                Rate/Competitive
Amount of Quote       Interest Period(s)      Bid Margin               Lender
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

         The accepted and rejected Competitive Bid Quotes described above constitute all Competitive Bid Quotes submitted by the Lenders in accordance with ss.2A.5 of the Credit Agreement.

                                        CALI REALTY, L.P.

                                        By:  Cali Realty Corporation,
                                              its General Partner

                                        By:  _________________________________
                                             Name:
                                             Title:

Date: _________________

                                                                       Exhibit L

                    FORM OF NOTICE OF CONTINUATION/CONVERSION

                                                   _____________________, 199___

Fleet National Bank, as Agent               Fleet National Bank, as Agent
111 Westminster Street, RI-MO-215           Agency Services
Providence, Rhode Island  02902                  Fleet Corporate Administration
                                                 Mail Stop:  MAOFDO5P
                                                 One Federal Street
                                                 Boston, MA  02110

Attn:  Mark E. Dalton,                           Attn:  Timothy J. Callahan,
       Vice President                                Senior Loan Administrator


Ladies and Gentlemen:

         Reference is made to that certain Revolving Credit Agreement dated as of August ___, 1997 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among Cali Realty, L.P. and certain of its affiliates as borrowers, the institutions from time to time party thereto as Lenders and Fleet National Bank, as Agent. The Borrowers hereby give you notice pursuant to Section 2.6 of the Credit Agreement for the Revolving Credit Loans specified below that they elect to:

         1. [Continue as Revolving Credit LIBOR Rate Loans $____________ in aggregate principal amount of the outstanding Revolving Credit LIBOR Rate Loans, the current Interest Period of which ends on ______________, 199__].

         2. [Convert to Prime Rate Loans] [Revolving Credit LIBOR Rate Loans] $______________ in aggregate principal amount of the outstanding [Revolving Credit LIBOR Rate Loans], [Prime Rate Loans] the current Interest Period of which ends on _____________].

         3.  The date for such [continuation] [and] [conversion] shall be
_______________.

         4. [The Interest Period for such continued or converted (as applicable) Revolving Credit LIBOR Rate Loans is requested to be [a _________________ month period].

         The Borrower Representative hereby certifies to the Agent and each of the Lenders on behalf of each Borrower that on the date hereof there are no prohibitions under the Credit Agreement to the requested conversion/continuation, no such prohibitions will exist on the date of the requested conversion/continuation, the requested [conversion] [continuation] is in accordance with the provisions of ss.2.6 of the Credit Agreement.

         Executed as of this _____ day of ________________, 199___.

                               CALI REALTY CORPORATION,

                               as Borrower Representative

                               By:______________________________________________
                                        Its:

                                 [Chief Financial Officer/Treasurer/
                                 Executive Vice President/
                                 Controller/President]

                              REVOLVING CREDIT NOTE

$50,000,000                                                       August 6, 1997


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the undersigned Subsidiaries of CRLP (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of FLEET NATIONAL BANK, a national banking association (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement defined below):

                  (a) prior to or on the Maturity Date the principal amount of Fifty Million Dollars ($50,000,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of ______ ___, 1997" \@ "MMMM d, yyyy" \* charformat August 6, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be sealed and signed in its partnership name by its duly authorized officer as of the day and year first above written.

                             CALI REALTY, L.P.

WITNESS:                         By: Cali Realty Corporation, its
                                     general partner

_____________________________    By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CENTURY PLAZA ASSOCIATES

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                                 By: Cali Property Holdings II, L.P.,
                                     its general partner

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             600 PARSIPPANY ASSOCIATES, L.P.

                                  By: Cali Sub V, Inc., its general partner

                                  By: ________________________________

                                     Name:      Barry Lefkowitz
                                     Title:     Vice President

                             400 RELLA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             VAUGHN PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             JUMPING BROOK REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             HORIZON CENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             COMMERCENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             400 PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CAL-TREE REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MOUNT AIRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             FIVE SENTRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             300 TICE REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             BRIDGE PLAZA REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI AIRPORT REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MID-WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             SO. WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             WHITE PLAINS REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MARTINE AVENUE REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI STAMFORD REALTY ASSOCIATES L.P.
                             D/B/A RM STAMFORD REALTY ASSOCIATES

                                 By: Cali Sub XII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub XV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================

                              REVOLVING CREDIT NOTE

$42,500,000                                                       August 6, 1997


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the undersigned Subsidiaries of CRLP (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of BANKERS TRUST COMPANY, a national banking association (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement defined below):

                  (a) prior to or on the Maturity Date the principal amount of Forty-Two Million Five Hundred Thousand Dollars ($42,500,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of ______ ___, 1997" \@ "MMMM d, yyyy" \* charformat August 6, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be sealed and signed in its partnership name by its duly authorized officer as of the day and year first above written.

                             CALI REALTY, L.P.

WITNESS:                         By: Cali Realty Corporation, its
                                     general partner

_____________________________    By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CENTURY PLAZA ASSOCIATES

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                                 By: Cali Property Holdings II, L.P.,
                                     its general partner

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             600 PARSIPPANY ASSOCIATES, L.P.

                                  By: Cali Sub V, Inc., its general partner

                                  By: ________________________________

                                     Name:      Barry Lefkowitz
                                     Title:     Vice President

                             400 RELLA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             VAUGHN PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             JUMPING BROOK REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             HORIZON CENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             COMMERCENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             400 PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CAL-TREE REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MOUNT AIRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             FIVE SENTRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             300 TICE REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             BRIDGE PLAZA REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI AIRPORT REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MID-WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             SO. WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             WHITE PLAINS REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MARTINE AVENUE REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI STAMFORD REALTY ASSOCIATES L.P.
                             D/B/A RM STAMFORD REALTY ASSOCIATES

                                 By: Cali Sub XII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub XV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================

                              REVOLVING CREDIT NOTE

$35,000,000                                                       August 6, 1997


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the undersigned Subsidiaries of CRLP (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement defined below):

                  (a) prior to or on the Maturity Date the principal amount of Thirty-Five Million Dollars ($35,000,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of ______ ___, 1997" \@ "MMMM d, yyyy" \* charformat August 6, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be sealed and signed in its partnership name by its duly authorized officer as of the day and year first above written.

                             CALI REALTY, L.P.

WITNESS:                         By: Cali Realty Corporation, its
                                     general partner

_____________________________    By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CENTURY PLAZA ASSOCIATES

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                                 By: Cali Property Holdings II, L.P.,
                                     its general partner

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             600 PARSIPPANY ASSOCIATES, L.P.

                                  By: Cali Sub V, Inc., its general partner

                                  By: ________________________________

                                     Name:      Barry Lefkowitz
                                     Title:     Vice President

                             400 RELLA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             VAUGHN PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             JUMPING BROOK REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             HORIZON CENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             COMMERCENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             400 PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CAL-TREE REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MOUNT AIRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             FIVE SENTRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             300 TICE REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             BRIDGE PLAZA REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI AIRPORT REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MID-WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             SO. WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             WHITE PLAINS REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MARTINE AVENUE REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI STAMFORD REALTY ASSOCIATES L.P.
                             D/B/A RM STAMFORD REALTY ASSOCIATES

                                 By: Cali Sub XII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub XV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================

                              REVOLVING CREDIT NOTE

$42,500,000                                                       August 6, 1997


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the undersigned Subsidiaries of CRLP (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of THE CHASE MANHATTAN BANK (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement defined below):

                  (a) prior to or on the Maturity Date the principal amount of Forty-Two Million Five Hundred Thousand Dollars ($42,500,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of ______ ___, 1997" \@ "MMMM d, yyyy" \* charformat August 6, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be sealed and signed in its partnership name by its duly authorized officer as of the day and year first above written.

                             CALI REALTY, L.P.

WITNESS:                         By: Cali Realty Corporation, its
                                     general partner

_____________________________    By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CENTURY PLAZA ASSOCIATES

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                                 By: Cali Property Holdings II, L.P.,
                                     its general partner

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             600 PARSIPPANY ASSOCIATES, L.P.

                                  By: Cali Sub V, Inc., its general partner

                                  By: ________________________________

                                     Name:      Barry Lefkowitz
                                     Title:     Vice President

                             400 RELLA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             VAUGHN PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             JUMPING BROOK REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             HORIZON CENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             COMMERCENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             400 PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CAL-TREE REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MOUNT AIRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             FIVE SENTRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             300 TICE REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             BRIDGE PLAZA REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI AIRPORT REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MID-WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             SO. WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             WHITE PLAINS REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MARTINE AVENUE REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI STAMFORD REALTY ASSOCIATES L.P.
                             D/B/A RM STAMFORD REALTY ASSOCIATES

                                 By: Cali Sub XII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub XV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================

                              REVOLVING CREDIT NOTE

$20,000,000                                                       August 6, 1997


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the undersigned Subsidiaries of CRLP (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of CRESTAR BANK, a banking corporation organized under the laws of the Commonwealth of Virginia (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement defined below):

                  (a) prior to or on the Maturity Date the principal amount of Twenty Million Dollars ($20,000,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of ______ ___, 1997" \@ "MMMM d, yyyy" \* charformat August 6, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be sealed and signed in its partnership name by its duly authorized officer as of the day and year first above written.

                             CALI REALTY, L.P.

WITNESS:                         By: Cali Realty Corporation, its
                                     general partner

_____________________________    By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CENTURY PLAZA ASSOCIATES

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                                 By: Cali Property Holdings II, L.P.,
                                     its general partner

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             600 PARSIPPANY ASSOCIATES, L.P.

                                  By: Cali Sub V, Inc., its general partner

                                  By: ________________________________

                                     Name:      Barry Lefkowitz
                                     Title:     Vice President

                             400 RELLA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             VAUGHN PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             JUMPING BROOK REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             HORIZON CENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             COMMERCENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             400 PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CAL-TREE REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MOUNT AIRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             FIVE SENTRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             300 TICE REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             BRIDGE PLAZA REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI AIRPORT REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MID-WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             SO. WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             WHITE PLAINS REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MARTINE AVENUE REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI STAMFORD REALTY ASSOCIATES L.P.
                             D/B/A RM STAMFORD REALTY ASSOCIATES

                                 By: Cali Sub XII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub XV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================

                              REVOLVING CREDIT NOTE

$35,000,000                                                       August 6, 1997


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the undersigned Subsidiaries of CRLP (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of COMMERZBANK AG, NEW YORK BRANCH, a banking association organized under the laws of the Republic of Germany (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement defined below):

                  (a) prior to or on the Maturity Date the principal amount of Thirty-Five Million Dollars ($35,000,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of ______ ___, 1997" \@ "MMMM d, yyyy" \* charformat August 6, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be sealed and signed in its partnership name by its duly authorized officer as of the day and year first above written.

                             CALI REALTY, L.P.

WITNESS:                         By: Cali Realty Corporation, its
                                     general partner

_____________________________    By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CENTURY PLAZA ASSOCIATES

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                                 By: Cali Property Holdings II, L.P.,
                                     its general partner

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             600 PARSIPPANY ASSOCIATES, L.P.

                                  By: Cali Sub V, Inc., its general partner

                                  By: ________________________________

                                     Name:      Barry Lefkowitz
                                     Title:     Vice President

                             400 RELLA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             VAUGHN PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             JUMPING BROOK REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             HORIZON CENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             COMMERCENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             400 PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CAL-TREE REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MOUNT AIRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             FIVE SENTRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             300 TICE REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             BRIDGE PLAZA REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI AIRPORT REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MID-WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             SO. WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             WHITE PLAINS REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MARTINE AVENUE REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI STAMFORD REALTY ASSOCIATES L.P.
                             D/B/A RM STAMFORD REALTY ASSOCIATES

                                 By: Cali Sub XII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub XV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================

                              REVOLVING CREDIT NOTE

$35,000,000                                                       August 6, 1997


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the undersigned Subsidiaries of CRLP (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of THE FIRST NATIONAL BANK OF CHICAGO, a national banking association (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement defined below):

                  (a) prior to or on the Maturity Date the principal amount of Thirty-Five Million Dollars ($35,000,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of ______ ___, 1997" \@ "MMMM d, yyyy" \* charformat August 6, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be sealed and signed in its partnership name by its duly authorized officer as of the day and year first above written.

                             CALI REALTY, L.P.

WITNESS:                         By: Cali Realty Corporation, its
                                     general partner

_____________________________    By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CENTURY PLAZA ASSOCIATES

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                                 By: Cali Property Holdings II, L.P.,
                                     its general partner

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             600 PARSIPPANY ASSOCIATES, L.P.

                                  By: Cali Sub V, Inc., its general partner

                                  By: ________________________________

                                     Name:      Barry Lefkowitz
                                     Title:     Vice President

                             400 RELLA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             VAUGHN PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             JUMPING BROOK REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             HORIZON CENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             COMMERCENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             400 PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CAL-TREE REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MOUNT AIRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             FIVE SENTRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             300 TICE REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             BRIDGE PLAZA REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI AIRPORT REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MID-WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             SO. WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             WHITE PLAINS REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MARTINE AVENUE REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI STAMFORD REALTY ASSOCIATES L.P.
                             D/B/A RM STAMFORD REALTY ASSOCIATES

                                 By: Cali Sub XII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub XV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================

                              REVOLVING CREDIT NOTE

$25,000,000                                                       August 6, 1997


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the undersigned Subsidiaries of CRLP (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of KEYBANK, NATIONAL ASSOCIATION, a national banking association (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement defined below):

                  (a) prior to or on the Maturity Date the principal amount of Twenty-Five Million Dollars ($25,000,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of ______ ___, 1997" \@ "MMMM d, yyyy" \* charformat August 6, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be sealed and signed in its partnership name by its duly authorized officer as of the day and year first above written.

                             CALI REALTY, L.P.

WITNESS:                         By: Cali Realty Corporation, its
                                     general partner

_____________________________    By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CENTURY PLAZA ASSOCIATES

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                                 By: Cali Property Holdings II, L.P.,
                                     its general partner

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             600 PARSIPPANY ASSOCIATES, L.P.

                                  By: Cali Sub V, Inc., its general partner

                                  By: ________________________________

                                     Name:      Barry Lefkowitz
                                     Title:     Vice President

                             400 RELLA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             VAUGHN PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             JUMPING BROOK REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             HORIZON CENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             COMMERCENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             400 PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CAL-TREE REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MOUNT AIRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             FIVE SENTRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             300 TICE REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             BRIDGE PLAZA REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI AIRPORT REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MID-WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             SO. WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             WHITE PLAINS REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MARTINE AVENUE REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI STAMFORD REALTY ASSOCIATES L.P.
                             D/B/A RM STAMFORD REALTY ASSOCIATES

                                 By: Cali Sub XII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub XV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================

                              REVOLVING CREDIT NOTE

$15,000,000                                                       August 6, 1997


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the undersigned Subsidiaries of CRLP (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of KREDEITBANK, N.V. (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement defined below):

                  (a) prior to or on the Maturity Date the principal amount of Fifteen Million Dollars ($15,000,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of ______ ___, 1997" \@ "MMMM d, yyyy" \* charformat August 6, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be sealed and signed in its partnership name by its duly authorized officer as of the day and year first above written.

                             CALI REALTY, L.P.

WITNESS:                         By: Cali Realty Corporation, its
                                     general partner

_____________________________    By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CENTURY PLAZA ASSOCIATES

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                                 By: Cali Property Holdings II, L.P.,
                                     its general partner

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             600 PARSIPPANY ASSOCIATES, L.P.

                                  By: Cali Sub V, Inc., its general partner

                                  By: ________________________________

                                     Name:      Barry Lefkowitz
                                     Title:     Vice President

                             400 RELLA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             VAUGHN PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             JUMPING BROOK REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             HORIZON CENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             COMMERCENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             400 PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CAL-TREE REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MOUNT AIRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             FIVE SENTRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             300 TICE REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             BRIDGE PLAZA REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI AIRPORT REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MID-WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             SO. WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             WHITE PLAINS REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MARTINE AVENUE REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI STAMFORD REALTY ASSOCIATES L.P.
                             D/B/A RM STAMFORD REALTY ASSOCIATES

                                 By: Cali Sub XII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub XV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================

                              REVOLVING CREDIT NOTE

$35,000,000                                                       August 6, 1997


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the undersigned Subsidiaries of CRLP (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement defined below):

                  (a) prior to or on the Maturity Date the principal amount of Thirty-Five Million Dollars ($35,000,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of ______ ___, 1997" \@ "MMMM d, yyyy" \* charformat August 6, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be sealed and signed in its partnership name by its duly authorized officer as of the day and year first above written.

                             CALI REALTY, L.P.

WITNESS:                         By: Cali Realty Corporation, its
                                     general partner

_____________________________    By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CENTURY PLAZA ASSOCIATES

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                                 By: Cali Property Holdings II, L.P.,
                                     its general partner

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             600 PARSIPPANY ASSOCIATES, L.P.

                                  By: Cali Sub V, Inc., its general partner

                                  By: ________________________________

                                     Name:      Barry Lefkowitz
                                     Title:     Vice President

                             400 RELLA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             VAUGHN PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             JUMPING BROOK REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             HORIZON CENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             COMMERCENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             400 PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CAL-TREE REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MOUNT AIRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             FIVE SENTRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             300 TICE REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             BRIDGE PLAZA REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI AIRPORT REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MID-WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             SO. WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             WHITE PLAINS REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MARTINE AVENUE REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI STAMFORD REALTY ASSOCIATES L.P.
                             D/B/A RM STAMFORD REALTY ASSOCIATES

                                 By: Cali Sub XII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub XV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================

                              REVOLVING CREDIT NOTE

$20,000,000                                                       August 6, 1997


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the undersigned Subsidiaries of CRLP (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of MELLON BANK, N.A., a national banking association (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement defined below):

                  (a) prior to or on the Maturity Date the principal amount of Twenty Million Dollars ($20,000,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of ______ ___, 1997" \@ "MMMM d, yyyy" \* charformat August 6, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be sealed and signed in its partnership name by its duly authorized officer as of the day and year first above written.

                             CALI REALTY, L.P.

WITNESS:                         By: Cali Realty Corporation, its
                                     general partner

_____________________________    By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CENTURY PLAZA ASSOCIATES

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                                 By: Cali Property Holdings II, L.P.,
                                     its general partner

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             600 PARSIPPANY ASSOCIATES, L.P.

                                  By: Cali Sub V, Inc., its general partner

                                  By: ________________________________

                                     Name:      Barry Lefkowitz
                                     Title:     Vice President

                             400 RELLA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             VAUGHN PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             JUMPING BROOK REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             HORIZON CENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             COMMERCENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             400 PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CAL-TREE REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MOUNT AIRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             FIVE SENTRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             300 TICE REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             BRIDGE PLAZA REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI AIRPORT REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MID-WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             SO. WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             WHITE PLAINS REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MARTINE AVENUE REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI STAMFORD REALTY ASSOCIATES L.P.
                             D/B/A RM STAMFORD REALTY ASSOCIATES

                                 By: Cali Sub XII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub XV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================

                              REVOLVING CREDIT NOTE

$20,000,000                                                       August 6, 1997


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the undersigned Subsidiaries of CRLP (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of SIGNET BANK, a banking corporation organized under the laws of the Commonwealth of Virginia (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement defined below):

                  (a) prior to or on the Maturity Date the principal amount of Twenty Million Dollars ($20,000,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of ______ ___, 1997" \@ "MMMM d, yyyy" \* charformat August 6, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be sealed and signed in its partnership name by its duly authorized officer as of the day and year first above written.

                             CALI REALTY, L.P.

WITNESS:                         By: Cali Realty Corporation, its
                                     general partner

_____________________________    By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CENTURY PLAZA ASSOCIATES

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                                 By: Cali Property Holdings II, L.P.,
                                     its general partner

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             600 PARSIPPANY ASSOCIATES, L.P.

                                  By: Cali Sub V, Inc., its general partner

                                  By: ________________________________

                                     Name:      Barry Lefkowitz
                                     Title:     Vice President

                             400 RELLA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             VAUGHN PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             JUMPING BROOK REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             HORIZON CENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             COMMERCENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             400 PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CAL-TREE REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MOUNT AIRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             FIVE SENTRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             300 TICE REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             BRIDGE PLAZA REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI AIRPORT REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MID-WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             SO. WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             WHITE PLAINS REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MARTINE AVENUE REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI STAMFORD REALTY ASSOCIATES L.P.
                             D/B/A RM STAMFORD REALTY ASSOCIATES

                                 By: Cali Sub XII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub XV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================

                              REVOLVING CREDIT NOTE

$25,000,000                                                       August 6, 1997


         FOR VALUE RECEIVED, the undersigned CALI REALTY, L.P., a Delaware limited partnership ("CRLP"), and the undersigned Subsidiaries of CRLP (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of SUMMIT BANK, a banking corporation organized under the laws of the State of New Jersey (the "Lender") at the Agent's Head Office (as defined in the Credit Agreement defined below):

                  (a) prior to or on the Maturity Date the principal amount of Twenty-Five Million Dollars ($25,000,000) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrowers pursuant to the Revolving Credit Agreement dated as of ______ ___, 1997" \@ "MMMM d, yyyy" \* charformat August 6, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Agent, and other parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due to the extent of the unpaid principal and interest amount as of any date of determination.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.19 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the State of New York.

                  [Remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be sealed and signed in its partnership name by its duly authorized officer as of the day and year first above written.

                             CALI REALTY, L.P.

WITNESS:                         By: Cali Realty Corporation, its
                                     general partner

_____________________________    By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CENTURY PLAZA ASSOCIATES

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                                 By: Cali Property Holdings II, L.P.,
                                     its general partner

                                 By: Cali Sub IV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             600 PARSIPPANY ASSOCIATES, L.P.

                                  By: Cali Sub V, Inc., its general partner

                                  By: ________________________________

                                     Name:      Barry Lefkowitz
                                     Title:     Vice President

                             400 RELLA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             VAUGHN PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             JUMPING BROOK REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             HORIZON CENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             COMMERCENTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             400 PRINCETON ASSOCIATES L.P.

                                 By: Cali Sub V, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CAL-TREE REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MOUNT AIRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             FIVE SENTRY REALTY ASSOCIATES L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             300 TICE REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             BRIDGE PLAZA REALTY ASSOCIATES L.P.

                                 By: Cali Sub IX, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI AIRPORT REALTY ASSOCIATES, L.P.

                                 By: Cali Sub VIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CROSS WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MID-WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             SO. WESTCHESTER REALTY ASSOCIATES L.P.

                                 By: Cali Sub VI, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             WHITE PLAINS REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             MARTINE AVENUE REALTY ASSOCIATES L.P.

                                 By: Cali Sub XIII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI STAMFORD REALTY ASSOCIATES L.P.
                             D/B/A RM STAMFORD REALTY ASSOCIATES

                                 By: Cali Sub XII, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

                             CALI PENNSYLVANIA REALTY ASSOCIATES, L.P.

                                 By: Cali Sub XV, Inc., its general partner

                                 By: ________________________________

                                    Name:      Barry Lefkowitz
                                    Title:     Vice President

==========================================================================================================
                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
==========================================================================================================

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================